As filed with the Securities and Exchange Commission on November 21, 2023
Securities Act Registration No. 33‑41692
Investment Company Act Registration No. 811‑06351

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 60	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

☒

Amendment No. 62	☒
(Check appropriate box or boxes)

GREEN CENTURY FUNDS
(Exact Name of Registrant as Specified in Charter)

114 State Street, Suite 200
Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 617‑482‑0800
Matthew Dunlap, Green Century Capital Management, Inc.
114 State Street, Suite 200, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copy to:
UMB Fund Services, Inc.
235 West Galena Street, Milwaukee, Wisconsin 53212

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on (November 28, 2023) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on (date) pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on (date) pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

November 28, 2023
Balanced Fund
Individual Investor Class: GCBLX
Institutional Class: GCBUX
Equity Fund
Individual Investor Class: GCEQX
Institutional Class: GCEUX
MSCI
International
Index Fund
Individual Investor Class: GCINX
Institutional Class: GCIFX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Green Century Capital Management, Inc. (Green Century Capital Management or Green Century) is the investment adviser to the Green Century Funds (the Funds.)

GREEN CENTURY BALANCED FUND SUMMARY SECTION
Investment Objective
The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century’s standards for corporate environmental responsibility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

	Individual Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$30	$10/$30

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%	0.63%
Distribution (12b-1) Fees	None	None
Other Expenses:
Administrative Fees	0.83%	0.53%
Other Fees	None	None
Total Annual Fund Operating Expenses	1.46%	1.16%

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5%

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return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Investor Class	$149	$462	$797	$1,746
Institutional Class	$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in the stocks and bonds of U.S. companies that the Fund’s Adviser, Green Century Capital Management (Green Century), believes are environmentally responsible and sustainable. The Fund seeks to avoid investing in securities of issuers in industries that Green Century believes are environmentally dangerous. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.
Green Century applies rigorous selection criteria to identify such companies, that it believes are environmentally responsible and sustainable, which may include, but are not limited to, those that:

•	Demonstrate a commitment to preserving and enhancing the environment as evidenced by the products they make and the services they provide;
•
Make positive contributions toward actively promoting a healthier environmental future, including companies that produce renewable energy products, help conserve water, promote sustainable agriculture, and those that offer effective remedies for existing environmental problems;

•	Strive to openly disclose their policies and performance on critical environmental criteria;
•	Respond positively to shareholder advocacy on environmental, social and governance (ESG) issues.
The Fund also seeks to work with the companies in which it invests to adopt stronger environmental policies for their operations and supply chains.
Green Century believes that companies that are environmentally responsible and sustainable may enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders.
Green Century believes that environmentally dangerous industries impose harmful costs on society and the planet and seeks to provide an opportunity to invest in a way that avoids them; thus at various times the

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Fund may not be invested in certain companies and industries Green Century believes threaten a sustainable global environment and public health. The Balanced Fund does not intend to invest in companies that primarily:

•	Explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have material carbon reserves;
•
Are engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment;

•	Are engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems;
•	Serve as factory farms, which pollute our drinking water and overuse medically important antibiotics;
•	Are involved in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides;
•	Produce firearms or military weapons; or
•	Are engaged in gambling and alcohol.
The Fund may invest in growth and value stocks of any market capitalization. The Fund may be more heavily weighted in growth stocks. The Fund’s Subadviser uses quantitative measurements in combination with in-house and third-party research to analyze the stocks of companies identified using Green Century’s environmental criteria, and the Subadviser’s own proprietary ESG integrated investment process, and includes in the Fund’s portfolio those companies that appear to possess superior earnings growth prospects and whose stock prices, in the Subadviser’s opinion, do not accurately reflect the companies’ value. The Subadviser’s in-house research consists of an internally generated analysis using its proprietary investment process. Third-party information providers for both financial and ESG data currently include Bloomberg, L.P., MSCI Inc. and FactSet. The Subadviser may sell a stock in the Fund’s portfolio, if, among other reasons, the company no longer meets the Fund’s environmental standards or the stock no longer meets the Fund’s investment criteria or becomes overvalued relative to the long-term expectation for its stock price.
The Subadviser’s ESG-integrated investment process includes both industry benchmarking and in-depth company analyses that covers both quantitative and qualitative considerations. The Subadviser’s industry benchmarking evaluation uses ESG data weighted according to specific factors deemed by the Subadviser to have the most financial impact for the industry. The Subadviser’s ESG analysis evaluates the scope and integrity of a company’s products, policies, and practices related to ESG issues. The ESG criteria reviewed by the Subadviser reflect a variety of key sustainability issues that can influence company risks and opportunities. The ESG criteria implemented by the Subadviser may differ between industries.
The bonds the Fund invests in may be of any maturity. While the Fund’s fixed income investments will be primarily invested in investment grade bonds, the Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as “junk bonds.” The Fund’s fixed income investments consist primarily of corporate bonds, U.S. Government securities, securities issued by supra-national or foreign domiciled entities, municipal securities, and mortgage-related securities, and may include bonds also determined to be “green” by the Subadviser based on the use of proceeds supporting climate change mitigation and adaptation, among other environmental goals.

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In general, fixed income securities are included in the Fund’s portfolio to balance or offset risks associated with the Fund’s investment in stocks. Fixed income investments are evaluated using the Fund’s environmental criteria. Issuer-specific financial evaluation of fixed income investments focuses on an issuer’s cash flow, interest rate coverage, and other measures of its ability to meet its future income and principal repayment commitments. In addition, each fixed income investment is evaluated with respect to its credit quality and its overall exposure to interest rate risk.
The Fund may invest up to 30% of its assets in equity and debt securities of non-U.S. issuers.
Principal Risks
You may lose money by investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will achieve its objective. The following is a summary description of certain risks of investing in the Fund:
Market Risk. The market prices of securities, or other assets held by the Fund may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions will not typically have the same impact on all types of securities. The market prices of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non‑ governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

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Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non‑U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or other public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Environmentally Responsible Investing Risk. The Fund’s environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could

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cause the Fund’s investment performance to be worse or better than similar funds with no such criteria. The Subadviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Portfolio Selection Risk.    The Subadviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Subadviser.
Equity Securities Risk.    The Fund is heavily invested in stocks. Like all funds invested in stocks, the Fund’s share price will fluctuate daily depending on the performance of the companies that comprise the Fund’s investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them.
Small- and Mid‑Cap Companies Risk.    The Fund may be invested in small- and mid‑cap companies which involve greater risk than investing in the stocks of larger, more established companies. Small- and mid‑cap companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, securities of small- and mid‑cap companies may be subject to wider and more erratic price fluctuations. Compared to large‑cap companies, small‑cap and mid‑cap companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Subadviser thinks appropriate, and offer greater potential for gain and loss.
Interest Rate Risk.    The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the Fund, generally goes down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. During periods of rising interest rates, the average life of certain types of fixed income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) and reduce the value of the security. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. When interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce income received and distributed by the Fund. Also, when interest rates go down, the Fund’s yield will decline.

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During periods of declining interest rates, the issuer of a fixed income security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. The Fund also may lose any premium it paid on the security.
Credit Risk. If an issuer or guarantor of a fixed income security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (SOFR). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (with or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on a Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that have relied on LIBOR and may adversely affect the Fund’s performance.
High Yield or “Junk” Bond Risk. Debt securities that are below investment grade, “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
U.S. Government Agency Obligations Risk. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.
Municipal Securities Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law

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changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recessions.
Mortgage-Related Securities Risk. The value of mortgage-related securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments issued by non‑governmental issuers and those that include so‑called “sub‑prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of Non‑U.S. Investments. Investing in non‑U.S. issuers or in securities of U.S. issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, armed conflict including Russia’s military invasion of Ukraine, and sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), sustained economic downturns, reduction of government or central bank support, inadequate accounting standards, tariffs, tax dispute or other tax burdens, weather or climate events, natural disasters, terrorism, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Market Sector Risk. The Fund may hold a large percentage of securities in a single market sector. To the extent the Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus.

•
Financial Sector Risk. Issuers in the financial sector, such as banks, insurance companies and broker- dealers, may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.

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•
Technology Sector Risk.    Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Liquidity Risk.    Liquidity risk exists when particular investments are difficult to purchase or sell. When the Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the Fund holds illiquid investments, the Fund may be harder to value, especially in changing markets. Investments by the Fund in derivatives, below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If the Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs or try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income funds may be higher than normal.
Valuation Risk.    A significant percentage of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk.    The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of

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Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s Adviser, Subadviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in “Additional Information About the Funds’ Investment Objectives, Strategies and Risks” in this Prospectus and in the Statement of Additional Information.
Performance
The bar chart and the average annual total return table below provide some indication of the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart shows changes in the performance of the Individual Investor Class of the Fund from year to year. The table shows how the average annual total returns of each class of the Fund for 1, 5, 10 year periods and since inception compare with the returns of the S&P 500 Index, a broad measure of market performance. The table also compares the performance of each class of the Fund to Custom Balanced Index (the Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index), and the Lipper Balanced Fund Index.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website, www.greencentury.com/fund-performance/, or by calling 1-800-934-7336.

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Annual Total Returns for Years Ended December 31

During the period shown, the Fund’s Individual Investor Class best quarterly performance was 14.28%, for the quarter ended 6/30/20. The Fund’s Individual Investor Class worst quarterly performance was -12.74%, for the quarter ended 3/31/20.
As of September 30, 2023, the year-to-date return for the Fund’s Individual Investor Class was 2.43%.

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Average Annual Total Returns For the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception (March 18, 1992)
Green Century Balanced Fund – Individual Investor Class
Return before taxes	‑16.21%	6.00%	7.60%	6.78%

Return after taxes on distributions	‑16.58%	5.33%	6.95%	5.96%

Return after taxes on distributions and sale of Fund shares	‑9.33%	4.69%	6.08%	5.51%

Green Century Balanced Fund – Institutional Class
Returns before taxes	‑15.93%	6.14%	7.67%	6.81%

Custom Balanced Index (reflects no deduction for fees, expenses or taxes)	‑13.70%	6.12%	8.04%	6.68%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	‑14.36%	4.62%	6.66%	6.99%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	‑18.11%	9.42%	12.56%	9.70%

Institutional Shares were offered as of November 28, 2020. The Institutional Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Class. The after-tax returns are shown for the Individual Investor Class of the Fund and the after-tax returns for the Institutional Class of the Fund will vary. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
Management
Investment Adviser: Green Century Capital Management, Inc.
Investment Subadviser: Trillium Asset Management
Portfolio Managers: Cheryl Smith, CFA, Ph.D, Economist and Portfolio Manager (portfolio manager since 2005), Paul Hilton, CFA, Portfolio Manager (portfolio manager since 2018), Matthew Patsky, CFA, Chief

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Executive Officer and Portfolio Manager of Trillium (portfolio manager since 2009) are jointly responsible for the day-to-day portfolio management of the Fund.
Cyrus McMillan, CFA, Fixed Income Analyst (Since 2016) works with the Portfolio Managers on the day‑to‑day oversight of the Fund. (Effective December 31, 2023, Mr. McMillan will become a member of the portfolio manager team)
For important information on how to buy and sell shares in the Fund, taxes and financial intermediary compensation, please turn to “Green Century Funds Summary Section” on page 36 of this Prospectus.

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GREEN CENTURY EQUITY FUND SUMMARY SECTION
Investment Objective
The Green Century Equity Fund seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance (ESG) criteria.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

	Individual Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$30	$10/$30

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%	0.23%
Distribution (12b-1) Fees	None	None
Other Expenses:
Administrative Fees	1.02%	0.72%
Other Fees	None	None
Total Annual Fund Operating Expenses	1.25%	0.95%

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5%

14

return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Investor Class	$127	$397	$686	$1,511
Institutional Class	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests substantially all of its assets in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that:

•	Explore for, extract, produce, manufacture or refine coal, oil or gas;
•	Produce or transmit electricity derived from fossil fuels or transmit natural gas; or
•	Have carbon reserves.
Companies included in the KLD400 Index are identified based on a review of ESG ratings; the KLD400 Index is composed of companies with what MSCI calculates to have high ESG ratings.
MSCI ESG Research’s process in constructing the KLD400 Index includes the identification of the following key ESG issues by industry; measuring a company’s risk exposure for each key issue; and measuring a company’s risk management for each key issue:

•	Environmental issues, including:
-	Climate Change: carbon emissions; product carbon footprint; financing environmental impact; and climate change vulnerability.
-	Natural Capital: water stress; biodiversity and land use; and raw material sourcing.
-	Pollution and Waste: toxic emissions and waste; packaging material and waste; and electronic waste.
-	Environmental Opportunities: clean technology; green building; and renewable energy.
•	Social issues, including:
-	Human Capital: labor management; health and safety; human capital development; and supply chain labor standards.

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-	Product Liability: product safety and quality; chemical safety; financial product safety; privacy and data security; responsible investment; and insuring health and demographic risk.
-	Stakeholder Opposition: controversial sourcing.
-	Social Opportunities: access to communication; access to finance; access to health care; and opportunities in nutrition and health.
•	Governance issues, including:
-	Corporate Governance: board; pay; ownership and accounting.
-	Corporate Behavior: business ethics; anti-competitive practices; corruption and instability; financial system instability; and tax transparency.
Companies that MSCI ESG Research has determined to have significant business involvement in the following will not be included in the KLD400 Index:

•
Companies that are primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment.

•	Companies that are primarily engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems.
•	Companies that have a significant business involvement in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides.
•	Companies that are in industries that produce firearms or military weapons.
•	Companies that are primarily engaged in gambling, alcohol or adult entertainment
Green Century believes that those companies which seek to manage their ESG risk may be better prepared to avoid reputational, competitive, regulatory and material risks and may benefit financially as a result.
The Fund buys and sells stocks so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the KLD400 ex Fossil Fuels Index. The weightings of the stocks in the KLD400 ex Fossil Fuels Index are based on float-adjusted market capitalizations, which means the largest companies comprise a higher percentage of the KLD400 ex Fossil Fuels Index and the Index is more heavily weighted in large than in small companies. As of September 30, 2023, large-cap U.S. companies (defined as companies with market capitalizations of over $10 billion) represented approximately 97.4% of the market value of the investments of the Fund. To the extent practicable, the Fund will seek a correlation between the weightings of securities held by the Fund and the weightings of the securities of the KLD400 ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Fund’s ability to duplicate the performance of the KLD400 ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the Fund as well as the Fund’s expenses. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments.

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Principal Risks
You may lose money by investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will achieve its objective. The following is a summary description of certain risks of investing in the Fund:
Market Risk.    The market prices of securities, or other assets held by the Fund may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions will not typically have the same impact on all types of securities. The market prices of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt,

17

including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or other public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Environmental, Social and Governance Investing Risk. The Fund’s environmental, social and governance criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.
Equity Securities Risk. The Fund is heavily invested in stocks. Like all funds invested in stocks, the Fund’s share price will fluctuate daily depending on the performance of the companies that comprise the Fund’s investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them.

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Large Cap Companies Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. The large-cap companies in which the Fund invests may perform worse than the stock market as a whole.
Small- and Mid-Cap Companies Risk. The Fund may be invested in small- and mid-cap companies which involve greater risk than investing in the stocks of larger, more established companies. Small- and mid-cap companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, securities of small- and mid-cap companies may be subject to wider and more erratic price fluctuations. Compared to large-cap companies, small-cap and mid-cap companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Subadviser thinks appropriate, and offer greater potential for gain and loss.
Market Sector Risk. The Fund may hold a large percentage of securities in a single market sector. To the extent the Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus.

•
Health Care Sector Risk. Industries in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, increases or decreases in the cost of medical products, services and patient care, shortages of skilled personnel and increased personnel costs, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•
Technology Sector Risk. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

•
Consumer Discretionary Sector Risk. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of domestic and international economies, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. When the Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or

19

unable to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the Fund holds illiquid investments, the Fund may be harder to value, especially in changing markets. Investments by the Fund in below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If the Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs or try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Index Fund Risk. The Fund will invest in the stocks composing the KLD400 ex Fossil Fuels Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market. The Index may, at times, become focused in stocks of a particular sector, category or group of companies. Because the Fund seeks to track the KLD400 ex Fossil Fuels Index, the Fund may underperform the overall stock market. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
Non-Correlation Risk. The performance of the Fund and of the KLD400 ex Fossil Fuels Index may vary for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the component securities of the Index, or there may be changes in the composition of the Index. Certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to completely replicate the Index.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to

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the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity Risk.    Cybersecurity failures by or breaches of the Fund’s Adviser, Subadviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its Shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in “Additional Information About the Funds’ Investment Objectives, Strategies and Risks” in this Prospectus and in the Statement of Additional Information.
Performance
The bar chart and the average annual total return table below provide some indication of the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart shows changes in the performance of the Fund’s Individual Investor Class from year to year. The table shows how the average annual total return for each class of the Fund for 1, 5 and 10 year periods and since inception compare with the returns of the S&P 500 Index, a broad measure of market performance.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website, www.greencentury.com/fund-performance/, or by calling 1-800-934-7336.
The Fund, which commenced operations in September 1995, invested all its assets in an existing separate registered investment company which had the same investment objective as the Fund (the Domini Social Equity Trust) until November 28, 2006. The performance for the period prior to the Fund’s inception reflects the performance of the Domini Social Equity Trust adjusted to reflect the deduction of the charges and expenses of the Fund.
As of April 1, 2014, the Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index. Prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI

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KLD 400 Social Index. Performance for periods prior to April 1, 2014 reflects the investment strategy in effect for the Fund during such periods.
Annual Total Returns for Years Ended December 31

During the period shown, the best quarterly performance of the Fund’s Individual Investor Class was 21.21%, for the quarter ended 6/30/20. The worst quarterly performance of the Fund’s Individual Investor Class was -17.07%, for the quarter ended 3/31/20.
As of September 30, 2023, the year-to-date return for the Fund’s Individual Investor Class was 13.99%.

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Average Annual Total Returns For the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception (June 3, 1991)
Green Century Equity Fund – Individual Investor Class
Return before taxes	‑23.04%	8.89%	12.00%	8.62%

Return after taxes on distributions	‑23.12%	8.60%	11.65%	7.88%

Return after taxes on distributions and sale of Fund shares	‑13.58%	7.00%	9.94%	7.21%

Green Century Equity Fund – Institutional Class
Return before taxes	‑22.81%	9.20%	12.15%	8.67%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	‑18.11%	9.42%	12.56%	9.71%

Institutional Class shares were offered as of April 30, 2018. The Institutional Class performance for periods prior to April 30, 2018 reflects the performance of the Fund’s Individual Investor Class. The after‑tax returns are shown for the Individual Investor Class of the Fund and the after‑tax returns for the Institutional Class of the Fund will vary. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
Management
Investment Adviser: Green Century Capital Management, Inc.
Investment Subadviser: Northern Trust Investments, Inc. (NTI)
Portfolio Manager: Brent Reeder, Senior Vice President and Director of US Index Equities at NTI (portfolio manager since 2010).
For important information on how to buy and sell shares in the Fund, taxes and financial intermediary compensation, please turn to “Green Century Funds Summary Section” on page 36 of this Prospectus.

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GREEN CENTURY MSCI INTERNATIONAL INDEX FUND SUMMARY SECTION
Investment Objective
The Green Century MSCI International Index Fund seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance (ESG) criteria.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

	Individual Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$30	$10/$30

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%	0.28%
Distribution (12b-1) Fees	None	None
Other Expenses:
Administrative Fees	1.00%	0.70%
Other Fees	None	None
Total Annual Fund Operating Expenses	1.28%	0.98%

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5%

24

return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Investor Class	$130	$406	$702	$1,545
Institutional Class	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests substantially all of its assets in the common stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the World ex USA SRI ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that:

•	Explore for, extract, produce, manufacture or refine coal, oil or gas;
•	Produce or transmit electricity derived from fossil fuels or transmit natural gas;
•	Have carbon reserves.
The World ex USA SRI Index includes large and mid‑cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have high ESG ratings.
MSCI ESG Research’s process in constructing the World ex USA SRI Index includes the identification of the following key ESG issues by industry; measuring a company’s risk exposure for each key issue; and measuring a company’s risk management for each key issue:

•	Environmental issues, including:
-	Climate Change: carbon emissions; product carbon footprint; financing environmental impact; and climate change vulnerability.
-	Natural Capital: water stress; biodiversity and land use; and raw material sourcing.
-	Pollution and Waste: toxic emissions and waste; packaging material and waste; and electronic waste.
-	Environmental Opportunities: clean technology; green building; and renewable energy.
•	Social issues, including:
-	Human Capital: labor management; health and safety; human capital development; and supply chain labor standards.

25

-	Product Liability: product safety and quality; chemical safety; financial product safety; privacy and data security; responsible investment; and insuring health and demographic risk.
-	Stakeholder Opposition: controversial sourcing.
-	Social Opportunities: access to communication; access to finance; access to health care; and opportunities in nutrition and health.
•	Governance issues, including:
-	Corporate Governance: board; pay; ownership and accounting.
-	Corporate Behavior: business ethics; anti-competitive practices; corruption and instability; financial system instability; and tax transparency.]
Companies that MSCI ESG Research has determined to have significant business involvement in the following will not be included in the World ex USA SRI Index:

•
Companies that are primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment.

•	Companies that are primarily engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems.
•	Companies that have a significant business involvement in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides.
•	Companies that are in industries that produce firearms or military weapons.
•	Companies that are primarily engaged in gambling, alcohol or adult entertainment
Green Century believes that those companies which seek to manage their ESG risks may be better prepared to avoid reputational, competitive, regulatory and material risks and may benefit financially as a result.
The Fund buys and sells stocks so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the World ex USA SRI ex Fossil Fuels Index. The weightings of the stocks in the World ex USA SRI ex Fossil Fuels Index are based on float-adjusted market capitalizations, which means the largest companies comprise a higher percentage of the World ex USA SRI ex Fossil Fuels Index and the Index is more heavily weighted in large than in smaller companies. As of September 30, 2023, the World ex USA SRI ex Fossil Fuels Index included companies with market capitalizations between approximately $1.6 billion and $209 billion. To the extent practicable, the Fund will seek a correlation between the weightings of securities held by the Fund and the weightings of the securities of the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Fund’s ability to duplicate the performance of the World ex USA SRI ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the Fund as well as the Fund’s expenses. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in the component securities of the World ex USA SRI ex Fossil Fuels Index and may invest in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index.

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Principal Risks
You may lose money by investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will achieve its objective. The following is a summary description of certain risks of investing in the Fund:
Market Risk. The market prices of securities or other assets held by the Fund may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors, or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Changes in market conditions will not typically have the same impact on all types of securities. The market prices of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non‑ governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt,

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including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non‑U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Environmental, Social and Governance Investing Risk. The Fund’s environmental, social and governance criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.
Equity Securities Risk. The Fund is heavily invested in stocks. Like all funds invested in stocks, the Fund’s share price will fluctuate daily depending on the performance of the companies that comprise the Fund’s investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them.

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Forward Foreign Currency Transactions Risk. The Fund may, but is not required to, purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Using derivatives such as forward foreign currency exchange contracts can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear.
Large Cap Companies Risk. Large‑cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. The large‑cap companies in which the Fund invests may perform worse than the stock market as a whole.
Mid‑Cap Companies Risk. The Fund may be invested in mid‑cap companies which involve greater risk than investing in the stocks of larger, more established companies. Mid‑cap companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, securities of mid‑cap companies may be subject to wider and more erratic price fluctuations. Compared to large‑cap companies, small‑cap and mid‑cap companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Subadviser thinks appropriate, and offer greater potential for gain and loss.
Risks of Non‑U.S. Investments. Investing in non‑U.S. issuers or in securities of U.S. issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading

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markets, currency risks, changes in economic, political, regulatory and social conditions, armed conflict including Russia’s military invasion of Ukraine, and sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), sustained economic downturns, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, weather or climate events, natural disasters, terrorism, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Country Risk. The Fund expects to diversify its investments among issuers with significant exposure to various countries throughout the world but it may hold a large number of securities whose issuers have exposure to a single country, including but not limited to Japan, France, Germany, Canada, Switzerland and the United Kingdom (the “U.K.”). Significant exposure to a single country would increase the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance.

•
The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. Japan’s economy has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of trading partners. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. Economic growth in Japan is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non‑performing loan portfolios at major financial institutions, substantial government deficits, low domestic consumption and natural and environmental disasters.

•
The French economy, including demand for French exports, may be adversely affected by the U.K.’s withdrawal from the European Union (“EU”). As a result, the French economy may experience adverse trends due to concerns about a prolonged economic downturn, potential weakness in exports, high rates of unemployment and rising government debt levels. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.

•	Germany has an industrial and export dependent economy and relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other

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European countries. Changes in the price or demand for German exports may have an adverse impact on Germany’s economy. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Ongoing concerns regarding the economic health of the EU have negatively impacted the earnings of German financial services companies.

•
The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the EU. The precise impact on the U.K’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries and offset the increased costs of trade resulting from the U.K.’s loss of its membership in the EU single market. Therefore, uncertainty remains as to the long-term consequences of Brexit

•
The Canadian economy is heavily dependent on relationships with certain key trading partners, including the U.S. and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

•
International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners including the United States, Europe and China. Switzerland’s economic growth is generally correlated to slowdowns and growth trends experienced in other countries, including the U.S. and certain Western European countries.

Market Sector Risk. The Fund may hold a large percentage of securities in a single market sector. To the extent the Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus.

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Financial Sector Risk. Issuers in the financial sector, such as banks, insurance companies and broker- dealers, may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.

•
Technology Sector Risk. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. When the Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities or when dealer market-making capacity is otherwise reduced.

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During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. When the Fund holds illiquid investments, the Fund may be harder to value, especially in changing markets. Investments by the Fund in below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If the Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs or try to limit losses, the Fund may suffer a substantial loss or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Index Fund Risk. The Fund will invest in the stocks composing the World ex USA SRI ex Fossil Fuels Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market. The Index may, at times, become focused in stocks of a particular sector, category or group of companies. Because the Fund seeks to track the World ex USA SRI ex Fossil Fuels Index, the Fund may underperform the overall stock market. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
Non-Correlation Risk. The performance of the Fund and of the World ex USA SRI ex Fossil Fuels Index may vary for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the component securities of the Index, or there may be changes in the composition of the Index. Certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to completely replicate the Index.
Valuation Risk. Nearly all of the Fund’s securities are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or

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cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s Adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s Adviser, Subadviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in “Additional Information About the Funds’ Investment Objectives, Strategies and Risks” in this Prospectus and in the Statement of Additional Information.
Performance
The bar chart and the average annual total return table below provide some indication of the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart shows changes in the performance of the Fund’s Individual Investor Class from year to year. The table shows how the average annual total return for each class of the Fund for the 1 and 5 year periods and since inception compare with the returns of the MSCI World Ex USA Index, a broad measure of market performance.
The Fund’s past performance (before and after taxes) does not necessarily indicate how well it will perform in the future. Updated performance information is available on the Fund’s website, www.greencentury.com/fund-performance/, or by calling 1‑800‑934‑7336.

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Annual Total Return for the Year Ended December 31

During the period shown, the best quarterly performance of the Fund’s Individual Investor Class was 16.43%, for the quarter ended 12/31/22. The worst quarterly performance of the Fund’s Individual Investor Class was -19.51%, for the quarter ended 3/31/20.
As of September 30, 2023, the year‑to‑date return for the Fund’s Individual Investor Class was 3.64%.
Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	5 Years	Since Inception (September 30, 2016)
Green Century MSCI International Index Fund – Individual Investor Class
Return before taxes	-21.35%	1.24%	3.99%

Return after taxes on distributions	‑21.55%	0.86%	3.61%

Return after taxes on distributions and sale of Fund shares	‑12.50%	0.96%	3.11%
Green Century MSCI International Index Fund – Institutional Class
Return before taxes	-21.11%	1.55%	4.29%

MSCI World Ex USA Index (reflects no deduction for fees, expenses or taxes)	-14.29%	1.79%	4.95%

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The after-tax returns are shown for the Individual Investor Class of the Fund and the after-tax returns for the Institutional Class of the Fund will vary. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
Management
Investment Adviser: Green Century Capital Management, Inc.
Investment Subadviser: Northern Trust Investments, Inc. (NTI)
Portfolio Managers: Steven Santiccioli, Vice President of NTI, and Brent Reeder, Senior Vice President and Director of US Index Equities at NTI (portfolio managers since 2016) are jointly and primarily responsible for the day-to-day portfolio management of the Fund.
For important information on how to buy and sell shares in the Fund, taxes and financial intermediary compensation, please turn to “Green Century Funds Summary Section” on page 36 of this Prospectus.

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GREEN CENTURY FUNDS SUMMARY SECTION
Purchase and Sale of Fund Shares
You may purchase or redeem shares of a Fund by mail using one of the below addresses, online at www.greencentury.com/open-an-account/, by wire (instructions are available by calling 1‑800‑221‑5519), or through a financial intermediary. Investors who have signed up to do so may redeem shares in any account by calling 1-800-221-5519, and may redeem non-retirement account shares online at https://greencentury.access-my-account.com. If you invested through a financial intermediary, contact the intermediary for information on how to redeem shares. Additional investments may be made online by investors who have signed up for online services.

Mail new account registration forms, subsequent investments, redemption requests and other correspondence to:	For registered, certified or overnight mail, send to:
Green Century Funds P.O. Box 588 Portland, ME 04112	Green Century Funds c/o Apex Fund Services Three Canal Plaza, Ground Floor Portland, ME 04101
It is the Green Century Funds’ policy not to accept accounts that are an investment option of a government entity’s participant-directed plan or program, as defined in Rule 206(4)-5 of the Investment Advisors Act of 1940.
You may purchase or redeem shares of a Fund on any day the New York Stock Exchange is open.
Individual Investor Class: The minimum initial purchase amount for a regular investment account is $2,500 per Fund or $1,000 per Fund for investors who wish to open an account with a $100 or more per month Automatic Investment Plan. The minimum initial purchase is $1,000 per Fund for Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE IRAs, Coverdell Education Savings Accounts, and Uniform Gifts or Transfers to Minors Accounts (UGMA/UTMA). The Funds reserve the right to waive minimums. Institutions as well as individuals may invest in the Individual Investor Class.
The minimum additional purchase amount is $100 by check, wire or exchange and $50 by either an Automatic Investment Plan or online.
Institutional Class: The minimum initial purchase amount is $250,000 per Fund. The Funds reserve the right to waive minimums. Individuals as well as institutions who invest $250,000 or more may invest in the Institutional Class.
The minimum additional purchase amount is $100 by check, wire or exchange and $50 by either an Automatic Investment Plan or online.

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Tax Information
The Funds’ distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
Founded by a partnership of non-profit environmental and public health advocacy organizations. The Green Century Funds are an open-end, no-load family of mutual funds that seek to offer to people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior.
THE GREEN CENTURY BALANCED FUND
The Green Century Balanced Fund’s investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet the Fund’s standards for corporate environmental responsibility.
The Fund invests primarily in the stocks and bonds U.S. companies that the Fund’s Adviser, Green Century Capital Management, believes are environmentally responsible and sustainable. The Fund seeks to avoid investing in securities of issuers in industries that Green Century believes are environmentally dangerous. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.
Green Century applies rigorous selection criteria to identify companies that it believes are environmentally responsible and sustainable, which may include, but are not limited to, those that:

•	Demonstrate a commitment to preserving and enhancing the environment as evidenced by the products they make and the services they provide;
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Make positive contributions toward actively promoting a healthier environmental future, including companies that produce renewable energy products, help conserve water, promote sustainable agriculture, and those that offer effective remedies for existing environmental problems;

•	Strive to openly disclose their policies and performance on critical environmental criteria;
•	Respond positively to shareholder advocacy on environmental, social and governance (ESG) issues.
Green Century believes that companies that are environmentally responsible and sustainable may enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders.
Green Century believes that environmentally dangerous industries impose harmful costs on society and the planet and seeks to provide an opportunity to invest in a way that avoids them; thus at various times the Fund may not be invested in certain companies and industries Green Century believes threaten a sustainable global environment and public health. The Balanced Fund does not intend to invest in companies that primarily:

•	Explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have material carbon reserves;

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•
Are engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment;

•	Are engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems;
•	Serve as factory farms, which pollute our drinking water and overuse medically important antibiotics;
•	Are involved in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides;
•	Produce firearms or military weapons; or
•	Are engaged in gambling and alcohol.
Green Century may refer to the above exclusions as “values-based” or “values-aligned” screens or exclusions.
The Balanced Fund’s Subadviser’s equity investment process includes: a quality-driven research process through which ideas are generated for creating the Fund’s portfolio, including a thorough analysis and review of recommendations for the Fund’s portfolio, and a portfolio construction process led by the insights of the Fund’s portfolio managers that includes a macroeconomic input and a review of adherence to risk control parameters.
The Subadviser’s fundamental equity analysts divide coverage by sector and are responsible for providing in-depth analysis of companies and generating new buy ideas consistent with the Subadviser’s belief in investing in high quality companies. The Subadviser conducts a financial and business model review, evaluating characteristics such as:

•	Financial Returns on Investment
•	Business Strategy Strength
•	Growth and Earnings Quality
•	Profitability and Efficiency
•	Financial Leverage
The Subadviser seeks to identify companies that it believes are strategic leaders, based on business models that it thinks are superior and demonstrate the ability to create consistent earnings growth.
Once the Subadviser’s analysts determine specific potential investments that look promising for further research, the analysts begin an in-depth fundamental research process that includes full integration of ESG issues that are most material to a particular industry, based on the Subadviser’s assessment that the issues have both high stakeholder concern and financial risk.
The Subadviser’s ESG-integrated investment process includes both industry benchmarking and in-depth company analyses that covers both quantitative and qualitative considerations. The Subadviser’s industry benchmarking evaluation uses ESG data weighted according to specific factors deemed by the Subadviser to have the most financial impact for the industry. The Subadviser’s ESG analysis evaluates the scope and integrity of a company’s products, policies, and practices related to ESG issues. The ESG criteria reviewed by the Subadviser reflect a variety of key sustainability issues that can influence company risks and opportunities. The ESG criteria implemented by the Subadviser may differ between industries.

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In constructing the Fund’s portfolio, the portfolio managers adhere to specific risk control parameters. A key step in the portfolio construction process is sector allocation which is informed by evaluating the current macroeconomic environment, developing cycles, and trends, based on among other factors the strategy cycle, valuation, and structural factors. The Balanced Fund’s portfolio managers integrate the findings of the macroeconomic review into each portfolio rebalancing process. The resulting sector allocation for the equity component of the Balanced Fund is based on an integration of this top-down view with the bottom-up assessment of opportunity at the stock level.
The Subadviser monitors the companies in the Balanced Fund’s portfolio to determine if there have been any fundamental changes in the companies or changes in the companies’ environmental records and policies. The Subadviser also regularly analyzes quantitative measures such as price/earnings ratios, price/cash flow ratios and other quantitative measures to monitor stock price movements and help determine whether to sell a stock in the Fund’s portfolio. The Subadviser may sell a stock if, among other factors:

•	It subsequently fails to meet the Fund’s investment criteria or becomes overvalued relative to the long-term expectation for its stock price;
•	The balance between the stock’s expected return and its contribution to the risk of the portfolio deteriorates or a more attractively priced company is identified;
•	Changes in national economic conditions, such as interest rates, unemployment, and productivity levels, prompt a change in industry sector allocation for the Fund’s portfolio;
•
The company’s environmentally responsible and sustainable practices, as identified by Green Century or the Subadviser, no longer avoids investing in environmentally dangerous industries and dialogue and shareholder engagement fails to change the company’s policies.

The Balanced Fund may maintain a de minimis position in a stock following the Subadviser’s decision to sell the holding when Green Century is advocating for improved corporate environmental policies at the company.
The bonds the Fund invests in may be of any maturity and are generally of investment grade quality. In general, fixed income securities are included in the Fund’s portfolio to balance or offset risks associated with the Fund’s investment in stocks. Fixed income investments are evaluated using the same environmental criteria as those employed for equity investments. Issuer-specific financial evaluation of fixed income investments focuses on an issuer’s cash flow, interest rate coverage, and other measures of its ability to meet its future income and principal repayment commitments. In addition, each fixed income investment is evaluated with respect to its credit quality and its overall exposure to interest rate risk.
The Balanced Fund’s assets may be invested in: domestic and foreign securities, including common stock, preferred stock and other equity securities, exchange traded funds, bonds and other fixed income securities, Certificates of Deposit, promissory notes, floating rate obligations, and money market instruments, in each case, compatible with the Fund’s commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, securities issued by supra‑ national or foreign domiciled entities, municipal securities, mortgage-backed securities, asset-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities. The Fund may, but is not required to, utilize derivatives, such as equity index and bond futures, in an effort to reduce risk or increase market exposure, but not to create exposure greater than the

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value of underlying assets held in the Fund. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will generally invest at least 25% of its net assets in fixed income securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks). For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund’s environmental criteria. The effect of taking such a position is that the Fund may not achieve its investment objective.
Zero Coupon Securities. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Zero coupon securities are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality, and are more sensitive to the credit quality of the underlying issuer. Unlike bonds that pay interest throughout the period to maturity, the Fund generally will realize no cash from a zero coupon security until maturity and, if the issuer defaults, the Fund may obtain no return at all on its investment. In order to pay cash distributions representing income on zero coupon securities, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.
High Yield Debt Securities. The Balanced Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as junk bonds. Below investment grade securities are securities that, at the time of the investment, are either rated below Baa by a nationally recognized securities rating organization or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. The Statement of Additional Information provides a description of bond rating categories. Trillium, the Subadviser to the Balanced Fund, intends to, but is not required to, limit the proportion of below investment grade securities to no more than 15% of the Fund’s net assets. As of July 31, 2023, the Fund had no investments in below investment grade securities.
While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding, and more dependent on, the issuer’s ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund’s net asset value per share. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors; adverse publicity and changing investor perceptions about these securities; and generally less liquid markets. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations. Because of the associated risks, successful investments in high-yield, high-

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risk securities are more dependent on the Subadviser’s credit analysis than generally would be the case with investments in investment grade securities.
U.S. Government Securities. The Balanced Fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. The U.S. government has provided financial support to the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation in the past, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Municipal Securities. The Balanced Fund may invest in municipal securities. Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal Securities Risk. The municipal bond marketcan be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or worsen particularly in the event of political, economic or market turmoil or a recession.
Mortgage-Backed Securities. The Balanced Fund may invest in mortgage-backed or mortgage-related securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit

42

enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Risks of Mortgage-Backed Securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Balanced Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the Balanced Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral. Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset.
Derivatives. The Balanced Fund may, but is not required to, utilize derivatives, such as equity index and bond futures. Using derivatives such as futures can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives costlier, may limit their availability or utility or

43

otherwise adversely affect their performance or may disrupt markets. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
THE GREEN CENTURY EQUITY FUND
The Green Century Equity Fund’s investment objective is to achieve long-term total return which matches the performance of an index of the stocks of companies selected based on environmental, social and corporate governance criteria.
The Equity Fund invests substantially all of its assets in the common stocks comprising the KLD400 ex Fossil Fuels Index, a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies MSCI determines that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves. (the Fossil Fuel Free Screen) Companies included in the KLD400 Index are identified based on a review of ESG ratings; the KLD400 Index is composed of companies with what MSCI calculates to have high ESG ratings.
MSCI ESG Research’s process in constructing the KLD400 Index includes the identification of the following key ESG issues by industry, measuring a company’s risk exposure for each key issue, and measuring a company’s risk management for each key issue:

•	Environmental issues, including:
-	Climate Change: carbon emissions; product carbon footprint; financing environmental impact; and climate change vulnerability.
-	Natural Capital: water stress; biodiversity and land use; and raw material sourcing.
-	Pollution and Waste: toxic emissions and waste; packaging material and waste; and electronic waste.
-	Environmental Opportunities: clean technology; green building; and renewable energy.
•	Social issues, including:
-	Human Capital: labor management; health and safety; human capital development; and supply chain labor standards.
-	Product Liability: product safety and quality; chemical safety; financial product safety; privacy and data security; responsible investment; and insuring health and demographic risk.
-	Stakeholder Opposition: controversial sourcing.
-	Social Opportunities: access to communication; access to finance; access to health care; and opportunities in nutrition and health.
•	Governance issues, including:
-	Corporate Governance: board; pay; ownership and accounting.
-	Corporate Behavior: business ethics; anti-competitive practices; corruption and instability; financial system instability; and tax transparency.

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Companies that MSCI ESG Research has determined to have significant business involvement in the following will not be included in the KLD400 Index:

•
Companies that are primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment.

•	Companies that are primarily engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems.
•	Companies that have a significant business involvement in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides.
•	Companies that are in industries that produce firearms or military weapons.
•	Companies that are primarily engaged in gambling, alcohol or adult entertainment.
In addition, the Fund will not invest in companies that are determined not to be fossil fuel free using analytics provided by As You Sow. As You Sow is an independent non-profit organization that provides Mutual Fund analytic tools and promotes environmental and social corporate responsibility.
We may refer to the above exclusions as well as the MSCI and As You Sow fossil fuel free screens as “values-based” or “values-aligned” screens and exclusions.
The KLD400 Index seeks to maintain broad sector representation. The weightings of the stocks comprising the KLD400 Index are based upon float-adjusted market capitalization. The composition of the KLD400 Index is reviewed on a regular quarterly basis, following which companies can be added to the KLD400 Index. During the quarterly reviews, companies are evaluated to determine if any should be removed from the KLD400 Index due to deteriorated environmental, social or governance performance or due to removal from the applicable MSCI universe. Deleted companies are replaced with eligible companies and the KLD400 Index will be restored to 400 companies following each quarterly review. As of each quarterly restoration of the KLD400 Index, MSCI ESG Research will remove the companies in the KLD400 Index that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves to create the KLD400 ex Fossil Fuels Index. The criteria used in developing and maintaining both the KLD400 Index and the KLD400 ex Fossil Fuels Index involve subjective judgment by MSCI. The Equity Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the KLD400 ex Fossil Fuels Index.
The Equity Fund may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies Green Century’s social criteria. The Equity Fund’s policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the KLD400 ex Fossil Fuels Index and in order to meet anticipated redemption requests. The Equity Fund may also invest in such securities for temporary defensive purposes. This may adversely affect the Equity Fund’s performance.
The Equity Fund buys and sells stocks so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the KLD400 ex Fossil Fuels Index.

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The timing and extent of adjustments in the holdings of the Equity Fund, and the extent of the correlation of the holdings of the Equity Fund with the KLD400 ex Fossil Fuels Index, reflects the judgment of the Equity Fund’s Subadviser as to the appropriate balance between the goal of correlating the holdings of the Equity Fund with the composition of the KLD400 ex Fossil Fuels Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Equity Fund. The weightings of the stocks in the KLD400 ex Fossil Fuels Index are based on float-adjusted market capitalizations, which means the largest companies comprise a higher percentage of the KLD400 ex Fossil Fuels Index and the Index is more heavily weighted in large than in small companies. As of September 30, 2023, large-cap U.S. companies (defined as companies with market capitalizations of over $10 billion) represented approximately 97.4% of the market value of the investments of the Fund. To the extent practicable, the Equity Fund will seek a correlation between the weightings of securities held by the Equity Fund and the weightings of the securities in the KLD400 ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Equity Fund’s ability to duplicate the performance of the KLD400 ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the Equity Fund as well as the Equity Fund’s expenses. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in equity securities and related investments. The Fund will provide shareholders with at least 60 days’ notice of any change to its 80% investment policy.
THE GREEN CENTURY INTERNATIONAL INDEX FUND
The Green Century International Index Fund’s investment objective is to achieve long-term total return which matches the performance of an index of the stocks of foreign companies selected based on environmental, social and corporate governance criteria.
The International Index Fund invests substantially all of its assets in the common stocks which make up the World ex USA SRI ex Fossil Fuels Index, a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies MSCI determines that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves. (the Fossil Fuels Free Screen) The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have high ESG ratings.
MSCI ESG Research’s process in constructing the World ex USA SRI Index includes the identification of the following key ESG issues by industry, measuring a company’s risk exposure for each key issue, and measuring a company’s risk management for each key issue:

•	Environmental issues, including:
-	Climate Change: carbon emissions; product carbon footprint; financing environmental impact; and climate change vulnerability.

46

-	Natural Capital: water stress; biodiversity and land use; and raw material sourcing.
-	Pollution and Waste: toxic emissions and waste; packaging material and waste; and electronic waste.
-	Environmental Opportunities: clean technology; green building; and renewable energy.
•	Social issues, including:
-	Human Capital: labor management; health and safety; human capital development; and supply chain labor standards.
-	Product Liability: product safety and quality; chemical safety; financial product safety; privacy and data security; responsible investment; and insuring health and demographic risk.
-	Stakeholder Opposition: controversial sourcing.
-	Social Opportunities: access to communication; access to finance; access to health care; and opportunities in nutrition and health.
•	Governance issues, including:
-	Corporate Governance: board; pay; ownership and accounting.
-	Corporate Behavior: business ethics; anti-competitive practices; corruption and instability; financial system instability; and tax transparency.
Companies that MSCI ESG Research has determined to have significant business involvement in the following will not be included in the World ex USA SRI Index:

•
Companies that are primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment.

•	Companies that are primarily engaged in the manufacture of tobacco products, which are linked to air pollution, deforestation, and plastic pollution, as well as health problems.
•	Companies that have a significant business involvement in genetically modified organisms (GMOs) whose use has led to increased use of toxic herbicides.
•	Companies that are in industries that produce firearms or military weapons.
•	Companies that are primarily engaged in gambling, alcohol or adult entertainment.
In addition, the Fund will not invest in companies that are determined not to be fossil fuel free using analytics provided by As You Sow. As You Sow is an independent non-profit organization that provides
Mutual Fund analytic tools and promotes environmental and social corporate responsibility.
We may refer to the above exclusions as well as the MSCI and As You Sow fossil fuel free screens as
“values-based” or “values-aligned” screens and exclusions.
The World ex USA SRI Index seeks to maintain broad sector representation. The weightings of the stocks comprising the World ex USA SRI Index are based upon float-adjusted market capitalization. The composition of the World ex USA SRI Index is reviewed on a regular basis in May and rebalanced in May, August, November and February. During the reviews, the companies that comprise the World ex USA SRI Index are evaluated to determine if any should be removed due to deteriorated environmental, social or governance performance. Existing constituents that do meet the eligibility criteria are retained in the World ex USA SRI Index. The criteria used in developing and maintaining both the World ex USA SRI Index and the World ex USA SRI ex Fossil Fuels Index involve subjective judgment by MSCI. The International Index

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Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the World ex USA SRI ex Fossil Fuels Index. The World ex USA SRI ex Fossil Fuels Index is a capped version of the World ex USA SRI Index that limits company concentration by constraining the maximum weight of a company to 5% of the index.
The MSCI Global SRI Indexes, including the World ex USA SRI Index, are constructed by applying a combination of values based exclusions and a Best in Sector selection process to companies in the regional indexes that make up MSCI ACWI (All Country World Index), a global equity index consisting of developed and emerging market countries. After securities involved in GMOs, firearms, military weapons, nuclear power, alcohol, tobacco, adult entertainment and gambling are excluded, MSCI’s Best in Sector selection process is applied to the remaining eligible securities in the selection universe. The MSCI Global SRI Indexes target sector and region weights consistent with those of the underlying indexes. The methodology aims to include the securities of companies with the highest ESG ratings making up 25% of the market capitalization in each sector and region of the parent indexes. The selection universe for the MSCI Global SRI Indexes is the constituents of the MSCI Global Investable Market Indexes.
The International Index Fund may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies Green Century’s ESG criteria. The International Index Fund’s policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the World ex USA SRI ex Fossil Fuels Index and in order to meet anticipated redemption requests. The International Index Fund may also invest in such securities for temporary defensive purposes. This may adversely affect the International Index Fund’s performance.
The International Index Fund buys and sells stocks periodically so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the World ex USA SRI ex Fossil Fuels Index. The timing and extent of adjustments in the holdings of the International Index Fund, and the extent of the correlation of the holdings of the International Index Fund with the World ex USA SRI ex Fossil Fuels Index, reflects the judgment of the International Index Fund’s Subadviser as to the appropriate balance between the goal of correlating the holdings of the International Index Fund with the composition of the World ex USA SRI ex Fossil Fuels Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the International Index Fund. The weightings of the stocks in the World ex USA SRI ex Fossil Fuels Index are based on float-adjusted market capitalizations, which means the largest companies comprise a higher percentage of the World ex USA SRI ex Fossil Fuels Index and the Index is more heavily weighted in large than in smaller companies. As of September 30, 2023, the World ex USA SRI ex Fossil Fuels Index included companies with market capitalizations between approximately $1.6 billion and $209 billion. To the extent practicable, the International Index Fund will seek a correlation between the weightings of securities held by the International Index Fund and the weightings of the securities in the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The International Index Fund’s ability to duplicate the performance of the World ex USA SRI ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the International Index Fund as well as the International Index Fund’s expenses. The Fund may be required to deviate its investments from the securities and relative

48

weightings of the Index to comply with certain regulatory limitations, including diversification requirements under the 1940 Act and the Internal Revenue Code of 1986, as amended.
The Fund may, but is not required to, purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Using derivatives such as forward foreign currency exchange contracts can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear.
Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in the component securities of the World ex USA SRI ex Fossil Fuels Index and may invest in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index. The Fund will provide shareholders with at least 60 days’ notice of any change to its 80% investment policy.
THE GREEN CENTURY FUNDS
Foreign Securities.    While each of the Balanced Fund and the Equity Fund emphasizes investment in U.S. companies, they may also invest in foreign securities. The Balanced Fund may invest up to 30% of its assets in foreign securities of the same types as the domestic securities in which the Fund may invest. The Funds may also invest in American Depositary Receipts (ADRs) and the Balanced Fund may invest in Global Depositary Receipts (GDRs) with respect to such foreign securities. The Balanced Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks, obligations issued or guaranteed by foreign governments or political subdivisions thereof, obligations issued by supra-national organizations, and corporate bonds denominated in dollars but issued by foreign companies.

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The International Index Fund invests substantially all its assets in foreign securities. The Fund may also invest in American Depositary Receipts (ADRs), in Global Depositary Receipts (GDRs) and Euro Depository Receipts with respect to such foreign securities.
Foreign securities involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). Foreign investments must be made in compliance with U.S. and foreign currency restrictions and laws restricting the amounts and types of foreign investments.
Portfolio Turnover.    Purchases and sales are made for a portfolio whenever necessary, in management’s opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. The Balanced Fund’s portfolio turnover rate for the fiscal years ended July 31, 2021, 2022 and 2023 were 17%, 9% and 21%, respectively.
Frequent changes in the Equity Fund’s holdings may result from the policy of attempting to correlate the Equity Fund’s securities holdings with the composition of the KLD400 ex Fossil Fuels Index. The portfolio turnover rate of the Equity Fund for the fiscal years ended July 31, 2021, 2022 and 2023 were 9%, 5% and 4%, respectively.
Frequent changes in the International Index Fund’s holdings may result from the policy of attempting to correlate the International Index Fund’s securities holdings with the composition of the World ex USA SRI ex Fossil Fuels Index. The portfolio turnover rate of the of the International Index Fund for the fiscal years ended July 31, 2021, 2022 and 2023 were 31%, 29% and 42%, respectively.
Investment Restrictions.    None of the Funds intends to concentrate its investments (i.e. invest more than 25% of its assets) in a particular industry. However, because the Equity Fund and the International Index Fund each generally invests substantially all its assets in the component securities of the KLD400 ex Fossil Fuels Index and the World ex USA ex Fossil Fuels Index, respectively, if stocks in a single industry comprise more than 25% of an Index, the Equity Fund and the International Index Fund will invest more than 25% of its assets in that industry. If the Equity Fund or the International Index Fund were to concentrate its investments in a single industry, the Equity Fund or the International Index Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated.
The investment objectives of the Balanced Fund, the Equity Fund and the International Index Fund are not fundamental and may be changed without the approval of shareholders if written notice is provided to shareholders prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. Except as stated otherwise, all investment guidelines, policies and restrictions described here and in the Statement of Additional Information are non- fundamental.
Portfolio Holdings Disclosure.    The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds’ Portfolio Holdings is included in the Statement of Additional Information.

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ENVIRONMENTALLY RESPONSIBLE INVESTING
Green Century Capital Management’s mission is to promote corporate environmental responsibility and to foster a sustainable economy. The three-prong strategy to achieve these goals:

•	Sponsor mutual funds which strive to avoid environmentally dangerous companies and invest in environmentally responsible and sustainable companies.
•	Advocate for more environmentally responsible policies and practices at major corporations
•	Support the non-profit public interest and advocacy organizations that founded Green Century
ADVOCATES FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY
Green Century Capital Management believes that shareholder advocacy is a critical component of environmentally responsible investing and are actively involved in advocating for greater corporate environmental accountability.
Green Century Capital Management advocates for more environmentally responsible policies at the companies in which the Funds invest, as well as at companies in which none of the Funds has invested.
Green Century Capital Management holds dialogues with companies and files shareholder resolutions in an effort to create positive environmental change. Green Century Capital Management works to preserve and protect threatened ecosystems; advocate for more renewable energy and greenhouse gas emissions goals and reduce plastic pollution.
Green Century Capital Management is committed to pursuing demands for improved corporate environmental responsibility and to fostering a sustainable economy.
THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ADVOCACY ORGANIZATIONS
The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit advocacy organizations. These revenues will be used to support public interest campaigns, such as such as seeking to reduce the use of plastics, seeking to stop the use of dangerous pesticides, advocating for consumer’s right to repair products, seeking to reduce dangers to children’s health such as toxic chemicals and unsafe products, working for improved public transportation, advocating for public health protections, including the overuse of antibiotics, and championing consumer protection and corporate accountability.
The organizations which founded and own Green Century Capital Management are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey (NJPIRG), Colorado Public Interest Research Group (COPIRG), ConnPIRG Citizen Lobby, Fund for the Public Interest, Massachusetts Public

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Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG). Green Century is the only mutual fund company founded and owned by environmental non-profits, making it a pioneer in impact investing.
Green Century Capital Management may also provide grant and other funding to non-profit advocacy organizations to support their campaign work on wilderness protection, environmental protection, clean energy and other issues.
MANAGEMENT OF THE GREEN CENTURY FUNDS
THE GREEN CENTURY BALANCED FUND
Investment Adviser.    Green Century Capital Management, 114 State Street, Suite 200, Boston, Massachusetts 02109, is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management’s role is to ensure that the Balanced Fund’s investment objective and environmental and investment policies are accurately and effectively implemented. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund.
Investment Subadviser.    Trillium Asset Management LLC (Trillium), Two Financial Center, Boston, Massachusetts 02111, serves as the Subadviser for the Balanced Fund. Trillium is a wholly owned subsidiary of Perpetual US Holding Company, a subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. Trillium conducts the day-to-day investment management for the Fund consistent with the guidelines set by Green Century Capital Management. Trillium conducts fundamental security analysis that integrates ESG information.
Trillium has managed investments in environmentally and socially responsible companies since 1982. As of September 30, 2023, Trillium had approximately $4.5 billion in assets under management. Trillium is paid by the Adviser (not the Fund).
A team of three portfolio managers and a Fixed Income Analyst at Trillium are jointly responsible for the day-to-day portfolio management of the Balanced Fund. The team is comprised of Cheryl Smith, CFA, Ph.D.; Matthew Patsky, CFA; Paul Hilton, CFA; and Cyrus McMillan the Fixed Income Analyst (effective December 31, 2023, Mr. McMillan will become a member of the portfolio manager team). Ms. Smith has been with Trillium for over 30 years; Mr. Patsky joined Trillium in 2009; Mr. Hilton joined Trillium in 2011 and Cyrus McMillan joined in 2016. Ms. Smith has served as a portfolio manager of the Balanced Fund since 2005. Mr. Patsky has served as a portfolio manager of the Balanced Fund since 2009. Mr. Hilton has served as a portfolio manager of the Balanced Fund since 2018. The Statement of Additional Information contains additional information about Ms. Smith, Mr. Patsky, Mr. Hilton and Mr. McMillan and their compensation, other accounts they manage, and their ownership of shares of the Balanced Fund.
Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the Balanced Fund’s Investment Advisory Agreement with Green Century Capital Management and Investment Subadvisory

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Agreement with Trillium are available in the Balanced Fund’s Semi-Annual Report to shareholders for the fiscal period ending January 31, 2023.
Fees.    For the services Green Century Capital Management and Trillium provide the Balanced Fund, they receive a total of 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the average daily net assets of the Fund in excess of $250 million. For the services Green Century Capital Management and Trillium provided the Balanced Fund during the fiscal year ended July 31, 2023, they received a total of 0.63% of the average daily net assets of the Fund.
THE GREEN CENTURY EQUITY FUND
Investment Adviser.    Green Century Capital Management is the investment adviser for the Equity Fund and oversees the portfolio management of the Equity Fund on a day-to-day basis. Green Century Capital Management’s role is to ensure that the Equity Fund’s investment objective and environmental, social, governance and investment policies are accurately and effectively implemented. Green Century Capital Management has served as the Equity Fund’s investment adviser since 2006 and as the administrator of the Equity Fund since the commencement of operations of the Equity Fund.
Investment Subadviser.    Northern Trust Investments, Inc. (NTI), 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, serves as the Subadviser for the Equity Fund. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
NTI conducts the day-to-day investment management for the Fund consistent with the guidelines set by Green Century Capital Management. NTI determines what securities shall be purchased, sold or exchanged to track the composition of the KLD400 ex Fossil Fuels Index. NTI does not determine the composition of the KLD400 ex Fossil Fuels Index.
As of September 30, 2023, Northern Trust Corporation, through its affiliates, had approximately $1.3 trillion in assets under management. NTI is paid by the Adviser (not the Fund).
The Portfolio Manager of the Equity Fund is Brent Reeder, Senior Vice President and Senior Portfolio Manager of NTI. Mr. Reeder has been manager of the Fund since November 29, 2010. He is primarily responsible for the day-to-day investment management of the Fund. Mr. Reeder has been employed as a portfolio manager with NTI since 1993. Since then, he has been a portfolio manager in the quantitative management group and is responsible for the management of various equity and equity index portfolios. The Statement of Additional Information contains additional information about Mr. Reeder, his compensation, other accounts he manages, and his ownership of shares of the Equity Fund.

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Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the Equity Fund’s Investment Advisory Agreement with Green Century Capital Management and Investment Subadvisory Agreement with NTI are available in the Equity Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2023.
Disclosures Pertaining to the MSCI KLD 400 Social ex Fossil Fuels Index.    The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.
Fees.    For the services Green Century Capital Management and NTI provide to the Equity Fund, they receive a total of 0.25% of the average daily net assets of the Fund up to but not including $100 million, 0.22% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.17% of the average daily net assets of the Equity Fund from and including $500 million up to but not including $1 billion, and 0.12% of the average daily net assets of the Equity Fund equal to or in excess of $1 billion, computed and accrued daily. For the services Green Century Capital Management and NTI provided to the Equity Fund during the fiscal year ended July 31, 2023, they received a total of 0.23% of the average daily net assets of the Fund.
GREEN CENTURY INTERNATIONAL INDEX FUND
Investment Adviser.    Green Century Capital Management is the investment adviser for the International Index Fund and oversees the portfolio management of the International Index Fund on a day-to-day basis. Green Century Capital Management’s role is to ensure that the International Index Fund’s investment objective and environmental, social, governance and investment policies are accurately and effectively implemented. Green Century Capital Management has served as the International Index Fund’s investment adviser and administrator since the commencement of operations of the International Index Fund.
Investment Subadviser.    Northern Trust Investments, Inc. (NTI), 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, serves as the Subadviser for the International Index Fund. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
NTI conducts the day-to-day investment management for the Fund consistent with the guidelines set by Green Century Capital Management. NTI determines what securities shall be purchased, sold or exchanged to track the composition of the World ex USA SRI ex Fossil Fuels Index. NTI does not determine the composition of the World ex USA SRI ex Fossil Fuels Index.

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As of September 30, 2023, Northern Trust Corporation, through its affiliates, had approximately $1.3 trillion in assets under investment management. NTI is paid by the Adviser (not the Fund).
The Portfolio Managers of the International Index Fund are Steven Santiccioli, Vice President and Senior Portfolio Manager, and Brent Reeder, Senior Vice President and Senior Portfolio Manager, of NTI. Mr. Santiccioli and Mr. Reeder have been managers of the Fund since its inception. They are jointly and primarily responsible for the day-to-day investment management of the Fund. Mr. Santiccioli has been employed as a portfolio manager with NTI since 2003. Mr. Reeder been employed as a portfolio manager with NTI since 1993. The Statement of Additional Information contains additional information about Mr. Santiccioli and Mr. Reeder, their compensation, other accounts they manage, and their ownership of shares of the International Index Fund.
Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the International Index Fund’s Investment Advisory Agreement with Green Century Capital Management and Investment Subadvisory Agreement with NTI are available in the International Index Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2023.
Disclosures Pertaining to the MSCI World ex USA SRI ex Fossil Fuels Index.    The International Index Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.
Fees.    For the services Green Century Capital Management and NTI provide to the International Index Fund, Green Century Capital Management receives a total of 0.28% of the average daily net assets of the Fund. For the services Green Century Capital Management and NTI provided to the International Index Fund during the fiscal year ended July 31, 2023, they received a total of 0.28% of the average daily net assets of the Fund. From those fees, Green Century Capital Management pays NTI a subadvisory fee.
THE GREEN CENTURY FUNDS
Administrator.    Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except each Fund’s investment advisory fees; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

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Each Fund pays Green Century Capital Management an administrative fee such that, immediately following any payment to Green Century Capital Management, the total annual operating expenses of each class of the Fund do not exceed the following amounts:

Fund	% of average daily net assets
Balanced Fund
— Individual Investor Class:	1.48% up to $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Individual Investor share class and 1.43% in excess of $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Individual Investor share class
— Institutional Class:	1.18% up to $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Institutional share class and 1.13% in excess of $250 million, times the percentage of the net assets of the Fund attributable to the Fund’s Institutional share class
Equity Fund
— Individual Investor Class:	1.25%
— Institutional Class:	0.95%
International Index Fund
— Individual Investor Class:	1.28%
— Institutional Class:	0.98%
For the most recent fiscal year, the Administrator received annual fees of 0.83% of the Balanced Fund’s Individual Investor Class average daily net assets, 0.53% of the Balanced Fund’s Institutional Class average daily net assets, 1.02% of the Equity Fund’s Individual Investor Class average daily net assets, 0.72% of the Equity Fund’s Institutional Class average daily net assets, 1.00% of the International Index Fund’s Individual Investor Class average daily net assets and 0.70% of the International Fund’s Institutional Class average daily net assets.
The Administrative Services Agreement between the Green Century Funds and Green Century Capital Management provides that it should remain in force until terminated. The Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Green Century Funds or by Green Century Capital Management, in each case on not less than 30 days’ written notice to the other party.
Subadministrator.    UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the Funds. UMBFS is responsible for conducting certain administrative services for the Funds subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Funds).
Distributor.    UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Funds.

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Transfer Agent.    Atlantic Shareholder Services, LLC (Atlantic) is the transfer agent and shareholder services provider for the Green Century Funds.
Custodian.    UMB Bank, n.a. (UMB Bank) is the custodian for the Green Century Funds.
Independent Registered Public Accounting Firm.    KPMG LLP is the Independent Registered Public Accounting Firm of the Green Century Funds.

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YOUR ACCOUNT
CONTACT US

For information on opening an account, purchases, redemptions, balances, and other account services 8:00 am – 6:00 pm Eastern Time, Monday through Friday	1-800-221-5519

For daily share price information 24 hours per day	www.greencentury.com

For information about the Green Century Funds 9:00 am – 6:00 pm Eastern Time, Monday through Friday	1-800-93-GREEN (1‑800‑934‑7336) or info@greencentury.com

For account registration forms, additional materials, and to sign up for E-Delivery of shareholder statements and reports	1-800-93-GREEN (1‑800‑934‑7336) or info@greencentury.com or www.greencentury.com
HOW TO INVEST
You may invest in the Green Century Funds directly or through an intermediary, such as a financial advisor or a brokerage account.
Directly.    Read the following information and complete the forms sent you with this prospectus and available online at www.greencentury.com. You may also open an account online at www.greencentury.com/open-an-account/. If you need additional account registration forms, call 1‑800‑934‑7336, email info@greencentury.com or visit www.greencentury.com. (Click on “Forms + Documents” on the website’s home page.)
Through a financial intermediary.    Consult your financial advisor, broker, mutual fund supermarket or other intermediary for details on how to invest in a Green Century Fund. The financial intermediary may have different policies from those described below. An intermediary may also charge a fee for its services.
When you invest directly, shares of the Funds are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in shares of a Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Because the Funds are not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Fund shares will be made by a Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in each Fund’s performance in the bar chart and table in this prospectus because these commissions are not charged by the Funds.

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TYPES OF ACCOUNTS

Regular Investment Account	Individuals, businesses, trusts, and non-profit institutions may open regular investment accounts.

Traditional IRA & Roth IRA
Please read the Green Century Funds IRA Disclosure Statement before opening an IRA. You may contribute up to $7,000 for 2024 into a Green Century Funds Traditional IRA or Roth IRA. (If you are 50 years of age or older, the limit is $8,000 for 2024.) Individuals not covered by a retirement plan at work and people covered by a retirement plan who meet certain Internal Revenue Service (“IRS”) income guidelines may be able to deduct their contributions to a Traditional IRA from their taxable income each year. When you retire, distributions from your Traditional IRA are generally taxed as ordinary income. Roth IRAs differ from Traditional IRAs. With a Roth IRA you cannot deduct your current-year contributions from your taxable income; however, upon retirement, distributions from your Roth IRA are generally not taxed as ordinary income. More information is included in the Green Century Funds IRA Disclosure Statement.

SEP-IRA
A Simplified Employee Pension (SEP) plan allows self-employed people and small business owners to establish SEP-IRAs for the business owner and eligible employees. SEP-IRAs have specific eligibility rules and contribution limits (as described on IRS Form 5305-SEP); otherwise SEP-IRAs follow the same rules as Traditional IRAs. If you are interested in opening a Green Century Funds SEP-IRA Account, in addition to reading the IRA Disclosure Statement and filling out an IRA Account Registration Form, you will also need to complete IRS Form 5305-SEP. You may obtain the 5305-SEP form at the IRS website, www.irs.gov, by calling 1-800-93-GREEN, by emailing info@greencentury.com or online at www.greencentury.com/forms-documents.

IRA Transfer/ Rollover
If you have an existing IRA that you would like to transfer to the Green Century Funds, or if you have a 401(k) account with a past employer that you would like to rollover into a Green Century Funds IRA, please review the Green Century Funds IRA Disclosure Statement, complete the IRA Account Registration form AND complete the Green Century Funds IRA Transfer Request Form. More information is included in the Green Century Funds IRA Disclosure Statement.

UGMA/ UTMA
Uniform Gifts to Minors (UGMA) and Uniform Transfers to Minors (UTMA) accounts may provide you with tax advantages as you put aside savings for your children or other minors. To open an UGMA or UTMA account, simply use the regular Green Century Funds Account Registration form and fill in the appropriate information under the “Gift To Minor” section.

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Coverdell Education Savings Account
Coverdell Education Savings Accounts are designed to be tax-advantaged vehicles to save for childrens’ educational expenses. You may open an Education Savings Account by completing the Education Savings Account Registration Form. You may also transfer an existing Education Savings Account to a Green Century Funds Education Savings Account by completing both the Registration Form and the Education Savings Account Transfer Request Form. Please read the Green Century Funds Education Savings Account Disclosure Statement for additional information before opening an Education Savings Account.

Other Account Types	If this list does not contain the type of account in which you are interested, please call 1‑800‑934‑7336 and let us know what you are seeking; we may be able to accommodate you.

It is the Green Century Funds’ policy not to accept accounts that are an investment option of a government entity’s participant-directed plan or program, as defined in Rule 206(4)-5 of the Investment Advisors Act of 1940.

CHOOSING A SHARE CLASS
Each of the Funds offer two share classes, the Individual Investor share class and the Institutional share class. Each share class is invested in the same portfolio of securities but each class has its own expense structure and minimums. It is more expensive to invest in the Individual Investor share class than in the Institutional share class. The minimum initial investments, as listed below, are higher for the Institutional share class than for the Individual Investor share class. Individuals as well as institutions who invest $250,000 or more may invest in the Institutional share class. Institutions as well as individuals may invest in the Individual Investor share class.
ACCOUNT MINIMUMS
To Open an Account
Individual Investor Class

Regular Investment Account*	$2,500
Individual Retirement Account—Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA	$1,000
Coverdell Education Savings Account (formerly Education IRA)	$1,000
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)	$1,000

* A minimum initial investment of only $1,000 is required for investors who wish to open a regular investment account with a $100 or more per month Automatic Investment Plan.
Institutional Class

All types of Accounts	$250,000
The Funds reserve the right to waive the above minimums.

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To Add to an Account
Individual Investor Class and Institutional Class

By Check, Wire or Exchange	$100
By Automatic Investment Plan or Online	$50
HOW TO PURCHASE SHARES
Opening an Account
To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you must provide the name, street address, date of birth, and Social Security or Tax Identification Number for each person on the account registration form. The Funds will use this information to identify you and may also ask for other identifying information. For a U.S. citizen living abroad, additional information will be required. Please call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m.

Mail
To open an account by check, please complete and sign the registration form. See also Purchases by Check on page 68. Mail the form with a check made payable to the Green Century Balanced Fund, the Green Century Equity Fund or the Green Century International Index Fund (or to the Green Century Funds). Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address.

Green Century Funds
P.O. Box 588
Portland, ME 04112

Should you wish to send the registration form and check via an overnight delivery service, use the following address:
Green Century Funds
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101

Online
To open an account online, please go to www.greencentury.com/open-an-account/. Once you complete the online registration process, money to fund your new Green Century account will be transferred from the bank account you provided. The following account types can be opened online: Regular Investment Accounts (individual or joint), Traditional IRAs (except rollovers or transfers), Roth IRAs (except rollovers or transfers) and UGMA/UTMA accounts.

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Before proceeding, please have the following ready:
•  Your Social Security Number
•  Your bank account and bank routing number (located on a check from your checking account or a deposit slip from your savings account)
•  The names, dates of birth and Social Security Numbers of any account beneficiaries (for IRAs only)

Purchases made via Automated Clearing House (ACH) are limited to no more than $25,000 per day.

Wire
You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds’ bank. Your bank may impose a fee for sending a wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Please call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time to obtain an account number and for more information about how to purchase shares by wire including bank wiring instructions. After calling, complete the registration form and mail it to the address given above.

Exchange	Individual Investor Class

You may also open an account in one of the Funds by exchanging shares with a value of $2,500 or more ($1,000 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.

Institutional Class

You may also open an account in one of the Funds by exchanging shares with a value of $250,000 or more from another Green Century Fund. Further, you may open an account in a Fund’s Institutional Class by exchanging shares with a value of $250,000 or more from that Fund’s Individual Investor Class. Your new account will be established using the same name(s) and address as your existing account.

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Individual Investor Class and Institutional Class

To exchange by telephone, call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days’ prior written notice to shareholders.

If you exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares exchanged. However, the redemption fee will not apply to exchanges of shares acquired through the reinvestment of dividends or distributions. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being exchanged. Under this method, the date of exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

Certain shareholders of a Fund may be eligible to exchange their shares for shares of another share class of the same Fund. Generally, shareholders will not recognize a gain or loss for Federal Income tax purposes upon such an exchange. Shareholders invested via a financial intermediary should contact the financial intermediary for more information.

Automatic Investment Plan
Individual Investor Class

You may open a Regular Investment Account with a minimum initial investment of $1,000 per Fund if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. You may also add the Automatic Investment Plan to any account type. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 588, Portland, ME 04112. You may also open an Automatic Investment Plan account online (Regular Investment Accounts, Traditional IRAs and Roth IRAs only) at www.greencentury.com/open-an-account/. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address. See also “Minimum Balances” on page 66.

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Institutional Class

You may establish an Automatic Investment Plan when you open an account. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 588, Portland, ME 04112. You may also open an Automatic Investment Plan account online (Regular Investment Accounts, Traditional IRAs and Roth IRAs only) at www.greencentury.com/open-an-account/. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

Making Additional Investments

Mail
You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to the following address. Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address. See also Purchases by Check on page 68.

Green Century Funds P.O. Box 588 Portland, ME 04112

For overnight delivery services, send to:
Green Century Funds c/o Apex Fund Services Three Canal Plaza, Ground Floor Portland, ME 04101

Online
You may purchase additional shares online if you have signed up for this service. See Online Services on page 67.

Purchases made via Automated Clearing House (ACH) are limited to no more than $25,000 per day.

Telephone	You may also make subsequent investments by telephoning 1-800-221-5519 if your bank account is registered with the Funds.

Wire
You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time for bank wiring instructions.

Exchange	Follow instructions under Opening an Account, above.

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Automatic Investment Plan
You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN, e-mail info@greencentury.com or go to www.greencentury.com/forms-documents for an Automatic Investment Plan form. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 588, Portland, ME 04112.

HOW TO SELL SHARES (REDEMPTIONS)
You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 69.

Telephone
You may redeem shares by telephone (unless you chose not to allow this option on your registration form). Call 1-800-221-5519 to request a redemption. You must provide your name, address, Fund account number and Social Security number before you may redeem shares by telephone. All telephone redemption requests are recorded.

If you chose not to allow telephone redemption on your registration form and now wish to redeem by telephone, call 1-800-221-5519 for more information or download the Telephone Redemption Option form at www.greencentury.com/forms-documents.

Mail
In order to redeem your shares by mail from an account that is not an IRA account, complete the Redemption Request Form. To redeem your shares by mail from an IRA account, complete the IRA Distribution Election and Authorization Form. Both forms are available by calling 1‑800‑221‑5519 or by downloading the form at www.greencentury.com/forms-documents. If you wish, you may instead send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem, signed exactly as your name appears on your account statement. You may be required to obtain a Signature Guarantee on the form or the letter (see below). Please note that there may be a delay in receipt of redemption requests sent by regular mail to a post office address. Mail your form or letter to:

Green Century Funds P.O. Box 588 Portland, ME 04112

Online	You may redeem shares online in any non-retirement account if you have signed up for this service. Online redemption is not available for shares held in IRA accounts. See Online Services on page 67.

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Important Information About Redemptions

Minimum Balances	Individual Investor Class

Shareholders are encouraged to maintain a share balance of at least $2,500. Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $1,000 minimum balance requirement. The Funds reserve the right, following 60 days’ written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

Institutional Class

Shareholders are encouraged to maintain a share balance of at least $250,000 for all account types. The Funds reserve the right, following 60 days’ written notice to shareholders, to redeem all shares in accounts with balances less than the minimum or to convert those Institutional Class shares to Individual Investor Class shares. The Funds will mail the proceeds of the redeemed account to the shareholder. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

Redemption Fee
If you redeem your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed. However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions. The redemption fee will also not apply to redemptions of shares of one share class to purchase shares of another share class in the same Fund. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of redemption or exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

In some cases, the Funds may be offered through certain financial intermediaries whose redemption fee policies may differ from those of the Funds. If you purchase Fund shares through a financial intermediary, please contact the intermediary regarding its policies on redemption fees and market timing.

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Receiving your money	By check via U.S. mail	No charge
	Online (if you have signed up for this service) to the authorized bank account of record for your account	No charge
	By check via overnight delivery	$30
	Wired to the authorized bank account of record for your account	$10

Signature Guarantees
A signature guarantee—which is different from a notarized signature—is a warranty that the signature presented is genuine. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions where you have an account. Be sure to ask for a “New Technology” Medallion Signature Guarantee Stamp. A notary public cannot provide a signature guarantee. A signature guarantee may be required for the signature of each person in whose name the account is registered.

You must obtain a signature guarantee in any of the following situations:
•  You request in writing a redemption of $10,000 or more
•  You request a redemption check payable to someone other than the account owner(s)
•  You request that a redemption check be sent to an address other than the address of record on the account
•  You request a redemption and you have changed your address of record within the last 30 days
•  You request a wire or electronic funds transfer to a bank account other than the bank account of record on the account
•  Any change to account ownership or registration
•  Adding or changing the bank account of record for the account

• Authorizing telephone redemption, if not already authorized on the account • Authorizing online transactions, if not already authorized on the account

Green Century reserves the right to require a signature guarantee in other situations as well.

Other Account Types
The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information, please call 1-800-221-5519.

ONLINE SERVICES
You may access your account, conduct transactions, and view statements online by signing up for Online Services. After opening an account, visit www.greencentury.com and click on “Access My Account.” On the login screen, click where indicated to establish Online Account Access and follow the instructions given on the website. You will need your account number and Social Security or Tax Identification Number to register to add Online Access to your account.

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You also have the option of selecting electronic delivery of your account statements, shareholder reports, and other documents. If you would like to receive documents electronically, log on to your account at https://greencentury.com/access-my-account/ and click “Log into My Account.” If you opt for electronic document delivery, you will automatically receive an e-mail letting you know when documents are available online.
If you have questions about online services or need technical assistance, call 1-800-221-5519 Monday through Friday, 8:00 am to 6:00 pm Eastern Time.

TRANSACTION INFORMATION
Purchases by Check.    Checks must be made payable to the Green Century Balanced Fund, the Green Century Equity Fund or the Green Century International Index Fund (or to the Green Century Funds). No third party corporate checks will be honored. For individual, joint, sole proprietorship, IRA and UGMA/UTMA accounts, checks may be made payable to one or more owners of the account and endorsed to the Fund(s). Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, credit card checks, money orders or counter checks will be accepted. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction.
Customer Identification Verification Procedures.    Federal law requires all financial institutions, including the Green Century Funds, to obtain, verify and record information that identifies each person who opens an account. In order to open a new account, the Funds will ask you for your name, street address, date of birth, and Social Security or Tax Identification Number. If the Funds or their Transfer Agent do not have a reasonable belief as to the identity of a customer, the account may be rejected or the shareholder may be blocked from conducting further transactions on the account in accordance with applicable law until such information is received in good order. The Funds also reserve the right to close an account within 20 business days of the date the account was opened at the net asset value of the Fund on the day the account is closed if clarifying information or documentation as to the identity of the shareholder is not received. The Funds further reserve the right to close an account if, in the opinion of the Funds or their Transfer Agent, the account is suspected of being opened for fraud or money laundering purposes. The Funds or their Transfer Agent will correspond with the prospective shareholders advising them of the reasons their account has been rejected and what, if any, information as required by the USA PATRIOT Act is necessary to allow the account to be accepted.
Account Information Changes.    To change the address on an account, you may call the Green Century shareholder services office at 1-800-221-5519 or send Green Century the information in writing as described below. To change any other information regarding an account (including a change of beneficiary or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 588, Portland, ME 04112. Include your Green Century account number, your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 207-347-2195. You may confirm receipt of this information by calling the Green Century shareholders services office at 1-800-221-5519.

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Please note that the following account information changes require a signature guarantee:
•	Any change to account ownership or registration
•	Adding or changing the bank account of record for the account
•	Authorizing telephone redemption, if not already authorized on the account
•	Authorizing online transactions, if not already authorized on the account
Green Century reserves the right to require a signature guarantee in other situations. For more information about signature guarantees, see Signature Guarantees on page 67.
Joint Accounts.    The Funds’ policy on the rights of joint account owners provides that any account owner has the authority to act on the account without notice to the other account owner(s). There is an exception to this policy for some corporate accounts for which two signatures are explicitly required per written instructions on file for the account. In addition, the Funds, at their sole discretion and for their protection and that of other shareholders, may require the written consent of all account owners prior to acting upon the instructions of any account owner.
Large Redemptions.    If during any 90-day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund’s assets if that percentage is less than $250,000), the Fund reserves the right to pay all or part of the redemption proceeds in-kind, that is, in securities rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
Confirmation of Transactions.    All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed by the second business day following receipt of your instructions. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statements.
Share Price Calculation.    Once each day that the New York Stock Exchange is open for trading, the share price for each share class of each Fund is calculated. This is the share class’ Net Asset Value (the NAV). Because the Green Century Funds are no-load, this is also the offering price at which each share is sold. Shares are purchased and/or sold at the next share price calculated after your order is received in good form.
All purchase and redemption requests received in good order by the Funds’ transfer agent or an authorized agent are executed, without a sales charge, at the next-determined net asset value. The authorized agent is responsible for transmitting your request to the Funds in a timely manner. Reinvested dividends receive the net asset value as of the ex-dividend date. Note however that if you redeem shares within 60 days of purchase, a 2.00% redemption fee will be charged. For additional information, see How to Sell Shares (Redemptions) on page 65.
Processing Time.    When you redeem, the Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in

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good order by the Funds’ transfer agent or an authorized agent. The authorized agent is responsible for transmitting your request to the Funds in a timely manner. Payment of redemption proceeds may take up to seven days, or longer in the following cases:
Shares Recently Purchased by Check.    If you purchase shares by check and redeem them by any method within 10 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 10 days. If you purchase shares by Federal funds wire, you may avoid this delay.
Shares Recently Purchased by Cashier’s Check.    If you purchase shares by a cashier’s check, the Funds will hold your redemption proceeds for fifteen business days following the purchase.
Shares Purchased by Wire.    If you open an account by wire, the Funds’ transfer agent will not be able to process a redemption request until it has received your completed and signed registration form.
Other Information Regarding Payment of Redemption Proceeds.    Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, a Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. A Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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Sales of shares made less than 60 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Important Information About Redemptions—Redemption Fee” and “Policy on Market Timing” for more information.)
Tax Information.    A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. An exchange of shares of one class of a Fund directly for shares of another class of shares of that Fund normally should not be taxable for federal income tax purposes. Please see below for additional information on dividends and taxes.
Social Security or Tax Identification Number.    Please complete the Social Security or Tax Identification Number section of the Funds’ registration form when you open an account. Federal tax law requires the Funds to apply backup withholding to dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the IRS or a broker that withholding is required. The backup withholding rate is currently 24%. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.
Telephone Transaction Liability.    All shareholders may initiate transactions (except redemptions) by telephone. To redeem shares by telephone, you must elect this option in writing. See page 65 for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.
Policy on Market Timing.    Frequent purchases, exchanges and redemptions of Fund shares (often referred to as market timing or short-term trading) may hurt Fund performance by disrupting the management of the Fund’s portfolio and by increasing expenses. Because the International Index Fund invests significantly in non-U.S. securities, it may be particularly vulnerable to the risks of short-term trading. The Funds seek to discourage market timing and protect long-term shareholders through several methods. Pursuant to policies and procedures adopted by the Funds’ Board of Trustees, these methods include:

•	imposing a 2.00% redemption fee on the redemption or exchange of shares held less than sixty days (for more information on the redemption fee, see page 66);
•	using “fair value” pricing when appropriate so that an investor cannot purchase, redeem or exchange Fund shares at a price that does not reflect the fair value of a Fund’s portfolio;
•
monitoring shareholder account activity in order to detect patterns of frequent purchases, exchanges and sales, including those that appear to be made in response to short-term fluctuations in share price or in order to improperly avoid the imposition of the redemption fee; and

•
reserving the right to restrict or reject, limit, delay, or impose other conditions on, any exchange or purchase or to close a shareholder account based on a suspected history of market timing or if any particular transaction may adversely affect the interests of a Fund or its shareholders.

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The Funds and Green Century Capital Management seek to apply the above fees and restrictions uniformly and will not waive them for any account. Neither the Funds nor Green Century Capital Management will enter into any arrangements to permit market timing in the shares of the Funds.
The Funds may not know the identity of shareholders in omnibus accounts and must rely on the assistance of the financial intermediary in whose name the account is held (a broker-dealer or retirement plan, for example). The Funds and/or their distributor or administrator, as appropriate and in accordance with applicable law, have entered into agreements with financial intermediaries requiring the intermediaries to collect the redemption fee and to provide certain information to help identify market timing activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in market timing. Because the Funds may not be able to detect all instances of market timing, particularly in omnibus accounts and where an investor may attempt to conceal its identity, the Funds cannot guarantee that they will be able to deter all instances of market timing or entirely eliminate short-term trading in shares of the Funds.
Reservations.    Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares. Each Fund may also modify the conditions of purchase at any time. The Funds reserve the right to waive the minimum investment requirements; accounts opened with less than the minimum required amount may be subject to the minimum balances provisions. (See page 66). The Funds reserve the right to revise or terminate the telephone redemption privilege at any time, without notice. If the Funds suspend telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail.
SHAREHOLDER ACCOUNT STATEMENTS
Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually by the second business day after the purchase or redemption request is received. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statements. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.
HOUSEHOLDING OF THE FUNDS’ MAILINGS TO ACCOUNTS HELD THROUGH FINANCIAL INTERMEDIARIES
For accounts held through financial intermediaries: To reduce expenses, the Funds may mail only one copy of the Funds’ Prospectus, each Annual and Semi-Annual Report and other regulatory documents to addresses at which two or more accounts are registered. If you wish to receive individual copies of these documents, please telephone 1-800-221-5519 or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.
DIVIDENDS AND TAXES
The Funds normally declare and pay income dividends, if any, semi-annually in June and December and distribute net capital gains, if any, once a year in December. Each Fund intends to distribute substantially all of its income and net capital gains.

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You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 59 1⁄2 years old, distributions from IRA accounts may be paid to you in cash (via check).
The following discussion is very general. You may wish to consult a tax adviser regarding the effect that an investment in a Fund may have on your own tax situation.
Taxability of Distributions.    As long as a Fund qualifies for treatment as a regulated investment company (which each intends to do), it pays no federal income tax on the earnings it distributes to shareholders.
Unless you hold your shares in a tax-advantaged account (including a retirement account such as an IRA) you will normally have to pay federal income taxes, and any state or local taxes, on distributions you receive from a Fund, whether you take the distributions in cash or have them reinvested in additional shares. Non-corporate shareholders may be taxed at rates of up to 20% on distributions reported by a Fund as “qualified dividend income”. “Qualified dividend income” generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Distributions reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time you have held your shares. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from a Fund (but none of a Fund’s capital gain dividends) may qualify for the dividends-received deduction for corporate shareholders. Since the International Index Fund’s income is derived primarily from non-U.S. investments, it is not expected that a substantial portion of dividends paid by the International Index Fund will qualify for the dividends-received deduction for corporations.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
If the International Index Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. The International Index Fund’s investment in certain foreign securities or foreign currencies may accelerate the International Index Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

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After the end of each year, the Green Century Funds will send you detailed tax information on the amount and type of distributions and dividends you received during that year.
Distributions by a Fund will reduce that Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by each Fund. This 30% withholding tax will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term capital gains.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.
Each Fund is also required in certain circumstances to apply backup withholding on dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax described in the preceding paragraph. Prospective investors in a Fund should read the Fund’s account registration form for additional information regarding backup withholding of federal income tax.
Unless certain non-U.S. entities that hold a Fund’s shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Taxability of Transactions.    When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
VALUATION OF SHARES
Green Century Balanced Fund and Green Century Equity Fund.    The net asset value per share of each class of each Fund is computed by dividing the value of the Fund’s total assets less its liabilities attributable to each class by the total number of shares outstanding of each class.

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Equity securities and other instruments held by a Fund for which market quotations are readily available are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price. Debt securities held by a Fund are generally valued on the basis of valuations furnished by an independent pricing service. When a market price is not available, or when Green Century, the Fund’s valuation designee, has reason to believe that the price does not reflect market realities, securities may be valued instead by using fair value methods. In such a case, a Fund’s value for a security may be different from quoted market values. Because the Green Century Balanced Fund invests primarily in the stocks and bonds of U.S. companies that are traded on U.S. exchanges and the Equity Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which a Fund would use fair value pricing. Fair value pricing may be used if, for example, the exchange on which a portfolio security is principally traded closes early, trading in a particular security is halted during the day and does not resume prior to the time a Fund calculates its NAV, a portfolio security is thinly traded or a security’s issuer is in default or bankruptcy proceedings, in accordance with the valuation designee’s fair value procedures. Green Century has been designated as the Funds’ valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
Green Century International Index Fund.    The net asset value per share of each class of the Green Century International Index Fund is computed by dividing the value of the Fund’s total assets less its liabilities attributable to each class by the total number of shares outstanding of each class.
Equity securities and other instruments held by the Fund for which market quotations are readily available are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on NASDAQ are generally valued at the NASDAQ Official Closing Price. Debt securities held by a Fund are generally valued on the basis of valuations furnished by an independent pricing service. The Fund uses a fair value model developed by an independent pricing service to assist in valuing non-U.S. securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund’s valuation designee applies these recommendations in accordance with the valuation designee’s fair value procedures. Green Century has been designated as the Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees.
The valuations of securities traded in non-U.S. markets will often be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rate as of 4:00 p.m. Eastern Time. Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.
When a market price is not available, or when the valuation designee has reason to believe that the price does not reflect market realities, securities may be valued instead by using fair value methods. In such a case, the Fund’s value for a security may be different from quoted market values. Fair value pricing may be

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used if, for example, the exchange on which a portfolio security is principally traded closes early, trading in a particular security is halted during the day and does not resume prior to the time the Fund calculates the NAV for each share class, a portfolio security is thinly traded or a security’s issuer is in default or bankruptcy proceedings.
Green Century Funds.    The net asset value per share of each share class of each Fund is determined every business day as of the scheduled close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If the New York Stock Exchange closes at another time, the Fund will calculate the NAV of each share class as of the scheduled closing time. For share prices 24 hours a day, visit www.greencentury.com/fund-performance.
SHARES AND VOTING RIGHTS
As with other mutual funds, investors purchase shares when they invest money in a Fund. Each share and fractional share of a class of the Fund entitles the shareholder to:

•	Receive a proportional interest in the assets of the Fund allocable to that class
•
Cast one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by a shareholder’s shares in a class of a Fund on certain Fund matters. Shares of a Fund vote together as a single class on certain matters, including the election of the Funds’ trustees and changes in fundamental policies. Share classes have exclusive voting rights with respect to matters affecting only that class.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements which have been audited by KPMG LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Report which is available upon request.
GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS
FINANCIAL HIGHLIGHTS

	For the Years Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year.	$32.93	$37.21	$30.83	$29.05	$27.05

Income (loss) from investment operations:
Net investment income (loss)	0.11	(0.01)	0.02	0.11	0.12
Net realized and unrealized gain (loss) on investments	1.05	(2.78)	7.51	2.25	2.50

Total increase (decrease) from investment operations	1.16	(2.79)	7.53	2.36	2.62

Less dividends:
Dividends from net investment income	(0.09)	—	(0.02)	(0.11)	(0.11)
Distributions from net realized gains	(0.54)	(1.49)	(1.13)	(0.47)	(0.51)

Total decrease from dividends	(0.63)	(1.49)	(1.15)	(0.58)	(0.62)

Net Asset Value, end of year	$33.46	$32.93	$37.21	$30.83	$29.05

Total return	3.67%	(7.97)%	24.86%	8.19%	10.04%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$279,640	$296,605	$323,991	$309,871	$276,487
Ratio of expenses to average net assets	1.46%	1.46%	1.46%	1.47%	1.48%
Ratio of net investment income to average net assets	0.35%	(0.03)%	0.07%	0.37%	0.44%
Portfolio turnover(a)	21%	9%	17%	25%	19%

(a)	Calculated at Fund level.
GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

	For the Years Ended July 31		For the Period November 30, 2020 (Commencement of Operations) to July 31,
	2023	2022	2021
Net Asset Value, beginning of period	$33.06	$37.27	$33.58

Income (loss) from investment operations:
Net investment income	0.20	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.07	(2.78)	4.78

Total increase (decrease) from investment operations	1.27	(2.70)	4.86

Less dividends:
Dividends from net investment income	(0.23)	(0.02)	(0.04)
Distributions from net realized gains	(0.54)	(1.49)	(1.13)

Total decrease from dividends.	(0.77)	(1.51)	(1.17)

Net Asset Value, end of period	$33.56	$33.06	$37.27

Total return	4.01%	(7.72)%	14.89	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$114,950	$101,317	$86,347
Ratio of expenses to average net assets	1.16%	1.16%	1.16	%(b)
Ratio of net investment income to average net assets	0.65%	0.27%	0.33	%(b)
Portfolio turnover(c)	21%	9%	17	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Calculated at Fund level.

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GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS
FINANCIAL HIGHLIGHTS

	For the Years Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of year.	$64.46	$71.35	$52.23	$46.17	$43.16

Income from investment operations:
Net investment income	0.23	0.09	0.09	0.25	0.25
Net realized and unrealized gain (loss) on investments	7.68	(6.11)	19.60	6.16	3.61

Total increase (decrease) from investment operations	7.91	(6.02)	19.69	6.41	3.86

Less dividends:
Dividends from net investment income	(0.18)	(0.02)	(0.06)	(0.22)	(0.21)
Distributions from net realized gains	(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.34)	(0.87)	(0.57)	(0.35)	(0.85)

Net Asset Value, end of year	$72.03	$64.46	$71.35	$52.23	$46.17

Total return	12.37%	(8.64)%	37.90%	13.95%	9.33%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$314,349	$301,668	$338,094	$265,946	$244,706
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.35%	0.11%	0.14%	0.52%	0.58%
Portfolio turnover(a)	4%	5%	9%	10%	14%

(a)	Calculated at Fund level.
GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

	For the Years Ended July 31,				For the Period April 30, 2018 (Commencement of Operations) to July 31, 2019
	2023	2022	2021	2020
Net Asset Value, beginning of period	$64.13	$71.12	$52.10	$46.11	$43.16

Income from investment operations:
Net investment income	0.42	0.31	0.30	0.39	0.39
Net realized and unrealized gain (loss) on investments	7.65	(6.13)	19.54	6.16	3.59

Total increase (decrease) from investment operations	8.07	(5.82)	19.84	6.55	3.98

Less dividends:
Dividends from net investment income	(0.45)	(0.32)	(0.31)	(0.43)	(0.39)
Distributions from net realized gains	(0.16)	(0.85)	(0.51)	(0.13)	(0.64)

Total decrease from dividends	(0.61)	(1.17)	(0.82)	(0.56)	(1.03)

Net Asset Value, end of period	$71.59	$64.13	$71.12	$52.10	$46.11

Total return	12.72%	(8.38)%	38.33%	14.28%	9.65%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$243,539	$213,705	$178,038	$94,039	$54,850
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.65%	0.41%	0.44%	0.82%	0.88%
Portfolio turnover(a)	4%	5%	9%	10%	14%

(a)	Calculated at Fund level.

78

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS
FINANCIAL HIGHLIGHTS

	For the Years Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$11.82	$14.94	$11.68	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.16	0.19	0.09	0.10	0.18
Net realized and unrealized gain (loss) on investments	1.23	(2.87)	3.27	0.59	(0.40)

Total increase (decrease) from investment operations	1.39	(2.68)	3.36	0.69	(0.22)

Less dividends:
Dividends from net investment income	(0.14)	(0.18)	(0.10)	(0.08)	(0.16)
Distributions from net realized gains	—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.14)	(0.44)	(0.10)	(0.08)	(0.21)

Net Asset Value, end of period	$13.07	$11.82	$14.94	$11.68	$11.07

Total return	11.83%	(18.36)%	28.76%	6.28%	(1.82)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$52,275	$47,435	$46,508	$29,073	$22,110
Ratio of expenses to average net assets	1.28%	1.28%	1.28%	1.28%	1.28%
Ratio of net investment income to average net assets	1.34%	1.55%	0.77%	0.98%	1.79%
Portfolio turnover(a)	42%	29%	31%	20%	23%

(a)	Calculated at Fund level.
GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	For the Years Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, beginning of period	$11.78	$14.90	$11.66	$11.07	$11.50

Income (loss) from investment operations:
Net investment income	0.19	0.24	0.13	0.13	0.21
Net realized and unrealized gain (loss) on investments	1.23	(2.86)	3.26	0.59	(0.38)

Total increase (decrease) from investment operations	1.42	(2.62)	3.39	0.72	(0.17)

Less dividends:
Dividends from net investment income	(0.19)	(0.24)	(0.15)	(0.13)	(0.21)
Distributions from net realized gains	—	(0.26)	—	—	(0.05)

Total decrease from dividends	(0.19)	(0.50)	(0.15)	(0.13)	(0.26)

Net Asset Value, end of period	$13.01	$11.78	$14.90	$11.66	$11.07

Total return	12.15%	(18.05)%	29.09%	6.51%	(1.43)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$135,514	$115,620	$112,002	$61,608	$42,012
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.64%	1.85%	1.07%	1.28%	2.09%
Portfolio turnover(a)	42%	29%	31%	20%	23%

(a)	Calculated at Fund level.

79

PRIVACY POLICY
The Green Century Funds respect the privacy of our shareholders and customers. Our policy is to safeguard the personal information you have entrusted to us.
We collect nonpublic personal and financial information from you for the purpose of opening and maintaining a Green Century Funds shareholder account. The information we collect may include your name, address, Social Security Number, birth date, telephone number, email address, and/or bank account number. This information may come from your request for Green Century literature, your account registration forms, transactions in your account and other correspondence.
We do not sell any information about our current or former customers to third parties. Green Century may share your personal and financial information with third parties only:

•	When authorized by you.
•	As required or otherwise permitted by law.
•	To process transactions and service your account.
The third parties with whom we may share your personal and financial information, as described above, may include:

•	Affiliated and non-affiliated service providers (for example, the Funds’ Transfer Agent and printing and mailing providers who process transactions and service your account);
•	Government agencies, other regulatory bodies and law enforcement officials (for example, for tax purposes or for reporting suspicious transactions); and,
•	Other organizations, as permitted by law (for example, for fraud prevention).
Our contracts with service providers require them to maintain the confidentiality of your information.
Green Century restricts access to nonpublic personal and financial information about you to those employees who need to know that information in order to provide products or services to you. We require our employees to guard the confidentiality of your information and we maintain policies and procedures to safeguard your nonpublic personal and financial information.
Privacy Online.    Just as we protect your personal and financial information collected on account registration forms and other correspondence, we also employ security measures to protect your information while you view your account or conduct transactions online. Our online account access website provides a secure platform to prevent unauthorized access to your information. Your Internet browser provides additional security by allowing us to use Secure Socket Layer (SSL) encryption up to 128-bit length encryption (the most secure system currently available) when transmitting your information. In an effort to provide the highest degree of security for your information, we strongly recommend the use of 128-bit encryption browsers. Versions of Mozilla 2.0 and higher, and Microsoft Internet Explorer 6.0 and higher provide this level of security.
Encryption is the process for scrambling your identification and account information as it passes between our system and your computer. The encryption process is built into most Internet browsers. The larger the number of bits for encryption (e.g. 40 or 128) the more difficult (exponentially) it is for an unauthorized person to unscramble the transmission. The highest level of encryption commercially available is 128-bit and is what we recommend to access your information.
Notice.    Green Century will provide you notice of our Privacy Policy annually, as long as you maintain an account with us. Green Century reserves the right to make changes to this policy. We will notify you in writing before we make changes that affect the way we collect and share your information. If you have chosen to receive Green Century documents electronically, we will provide notification to you via email. We will notify you through periodic updates of our Privacy Policy online when we make changes that affect the security measures we employ to protect your information while viewing your account information or conducting transactions online.
Should you have questions, please telephone us at 1-800-934-7336.
This Privacy Policy applies to the Green Century Funds and Green Century Capital Management, Inc. (7/09)
The Green Century Funds Privacy Policy is not a part of the Prospectus.

80

INVESTMENT ADVISER AND ADMINISTRATOR
Green Century Capital Management, Inc.
114 State Street
Boston, MA 02109
1-800-934-7336
www.greencentury.com
email: info@greencentury.com
INVESTMENT SUBADVISER (Balanced Fund)
Trillium Asset Management LLC
Two Financial Center
60 South Street, Suite 1100
Boston, MA 02111
INVESTMENT SUBADVISER (Equity Fund and International Index Fund)
Northern Trust Investments, Inc.
50 South LaSalle Street
Chicago, IL 60603
LICENSOR OF THE KLD400 EX FOSSIL FUELS INDEX (Equity Fund) AND THE WORLD EX USA SRI EX FOSSIL FUELS INDEX (International Index Fund)
MSCI Inc.
7 World Trade Center
250 Greenwich Street, 49th Floor
New York, NY 10007
COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
SUBADMINISTRATOR AND DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
235 West Galena Street
Milwaukee, WI 53212
CUSTODIAN
UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106
TRANSFER AGENT
Atlantic Shareholder Services, LLC
Three Canal Plaza
Portland, ME 04101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

TO INVEST AND FOR ACCOUNT CORRESPONDENCE:
Green Century Funds
PO Box 588
Portland, ME 04112
1-800-221-5519

A Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission (SEC). The Statement of Additional Information, the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report, and the financial statements in the Funds’ most recent semi-annual report, are incorporated by reference in this prospectus. Additional information about the Green Century Funds’ investments is available in the Funds’ annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-934-7336. Each of these documents is also available on our website at www.greencentury.com.
Fund reports, the Statement of Additional Information and other information about the Funds are also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

811-06351
Printed on recycled paper with soy-based ink.

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2023

GREEN CENTURY FUNDS

Green Century Balanced Fund Individual Investor Class: GCBLX

Green Century Balanced Fund Institutional Class: GCBUX

Green Century Equity Fund Individual Investor Class: GCEQX

Green Century Equity Fund Institutional Class: GCEUX

Green Century MSCI International Index Fund Individual Investor Class: GCINX

Green Century MSCI International Index Fund Institutional Class: GCIFX

114 State Street, Suite 200, Boston, Massachusetts 02109

Green Century Funds (the “Trust” or the “Funds” or “Green Century”) offers three separate series (each, a “Fund”), each with its own investment objective. Each Fund pursues its respective investment objective through investments consistent with the Trust’s commitment to environmental responsibility. The Green Century Balanced Fund (the “Balanced Fund”) seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century’s standards for corporate environmental responsibility. The Green Century Equity Fund (the “Equity Fund”) seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance (ESG) criteria. The Green Century MSCI International Index Fund (the “International Index Fund”) seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance (ESG) criteria. There can be no assurance that the investment objective of any Fund will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Trust’s Prospectus dated November 28, 2023, a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-934-7336. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.

The following are incorporated by reference to the Annual Report dated July 31, 2023, of Green Century Balanced Fund, Green Century Equity Fund and Green Century MSCI International Index Fund (File No. 811-06351) as filed with the Securities and Exchange Commission (“SEC”) on October 4, 2023.

1.	Green Century Balanced Fund Portfolio of Investments

2.	Green Century Balanced Fund Statement of Assets and Liabilities

3.	Green Century Balanced Fund Statement of Operations

4.	Green Century Balanced Fund Statements of Changes in Net Assets

5.	Green Century Balanced Fund Individual Investor Class Financial Highlights

6.	Green Century Balanced Fund Institutional Class Financial Highlights

7.	Green Century Equity Fund Portfolio of Investments

8.	Green Century Equity Fund Statement of Assets and Liabilities

9.	Green Century Equity Fund Statement of Operations

10.	Green Century Equity Fund Statements of Changes in Net Assets

11.	Green Century Equity Fund Individual Investor Class Financial Highlights

12.	Green Century Equity Fund Institutional Class Financial Highlights

13.	Green Century MSCI International Index Fund Portfolio of Investments

14.	Green Century MSCI International Index Fund Statement of Assets and Liabilities

15.	Green Century MSCI International Index Fund Statement of Operations

16.	Green Century MSCI International Index Fund Statements of Changes in Net Assets

17.	Green Century MSCI International Index Fund Individual Investor Class Financial Highlights

18.	Green Century MSCI International Index Fund Institutional Class Financial Highlights

19.	Notes to Financial Statements

20.	Report of Independent Registered Public Accounting Firm

Shareholders may obtain copies of the Annual Report, without charge, by calling 1-800-934-7336 or at www.greencentury.com.

THE GREEN CENTURY FUNDS

The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds.

BALANCED FUND

Repurchase Agreements: Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase from the Fund the security sold to the Fund at a mutually agreed upon time and price. As such, repurchase agreements are viewed as the lending of money to the seller of the security. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made by the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust’s custodian. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the seller of the security defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The seller of the security may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the 1940 Act.

A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund’s net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 15% of its net assets in repurchase agreements.

Certificates of Deposit: The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below.

Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See “Foreign Securities”.)

The Fund may also invest in certificates of deposit issued by banks, credit unions, and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $250,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

When-Issued Securities: The Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, the purchaser makes no payment to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Rule 18f-4 under the Investment Company Act permits the Fund to enter into when-issued securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund complies with Rule 18f-4. See “Derivatives” below.

U.S. Government Agency Obligations: The Fund may invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Guaranteed Mortgage Pass-Through Securities: Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered corporation which is subject to general regulation by the Secretary of Housing and Urban Development, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the subadviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”): CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”): SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities: Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Foreign Currencies: Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund’s share price will not be perfectly correlated with movements in the U.S. markets. The Fund’s share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

Floating Rate Obligations: Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the London Interbank Offered Rate (“LIBOR”) or the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

Because of the variable rate nature of such instruments, the yield of the Fund will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund’s yield will increase and its shareholders will have reduced risk to capital depreciation.

Zero Coupon Securities: The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity, whether issued by the U.S. Treasury, by U.S. Government agencies, authorities, or instrumentalities, or by other foreign or U.S. issuers. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated (or “stripped”) by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS”) and Certificate of Accrual on Treasuries (“CATS”). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is “diversified,” or for any other purpose, under the 1940 Act.

The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Equity Investments: Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock.

Debt Securities: The Fund may invest in debt securities of foreign and U.S. issuers, including the debt of international organizations such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. The Fund’s debt investments may be selected on the basis of current income as well as capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

Risks Related to Lower-Rated Securities: The Fund’s investments in high yield, high-risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s net asset value per share.

There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Fund’s net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings assigned by nationally recognized statistical rating organizations evaluate the safety of lower-rated securities’ principal and interest payments, but do not address market value risk. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. Because the ratings of the nationally recognized statistical rating organizations may not always reflect current conditions and events, in addition to using nationally recognized statistical rating organizations and other sources, the subadviser performs its own analysis of the issuers whose lower-rated securities the Fund holds. Because of this, the Fund’s performance may depend more on the subadviser’s credit analysis than is the case of mutual funds investing in higher-rated securities.

Options on Securities: For hedging purposes and to increase income, the Balanced Fund may write (sell) covered (under SEC regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Fund’s subadviser’s ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust’s Trustees.

Options on Securities Indices: In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. See “Derivatives” below.

Options on Currencies: The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as “proxy hedging,” involves the additional risk that the linkage between the currencies may be changed or eliminated. See “Derivatives” below.

Futures Contracts: The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund’s ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund’s ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the opinion of the Fund’s Adviser and subadviser, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The Fund will incur brokerage costs and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. See “Derivatives” below.

Derivatives: Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The Fund’s ability to enter into futures contracts, options on futures contracts and options on foreign currencies or invest in other derivative contracts may be limited by applicable law and regulations, including CFTC rules.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Funds to new kinds of costs and risks.

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Forward Currency Exchange Contracts: In an attempt to manage currency risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets. A forward currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

See “Derivatives” above.

Combined Transactions: The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (“component” transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. See “Derivatives” above.

EQUITY FUND

The Equity Fund seeks to achieve its investment objective by investing in the common stocks comprising the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index), a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (formerly the “Domini 400 SocialSM Index”) (the “KLD400 Index”), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index.

The KLD400 Index is a float-adjusted, market capitalization-weighted, common stock index of U.S. equities. “Float-adjusted” means that only the shares of company stock that are readily available in the public market will be used to calculate a company’s market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation. Launched in May 1990, the KLD400 Index is the first benchmark index constructed using ESG factors. It is a widely recognized benchmark for measuring the impact of environmental, social and governance screening on investment portfolios.

The KLD400 Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have as high ESG ratings. The Equity Fund does not invest in, and the KLD400 ex Fossil Fuels Index excludes, companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves.

The Equity Fund intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the KLD400 ex Fossil Fuels Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Equity Fund, and the extent of the correlation of the holdings of the Equity Fund with the KLD400 ex Fossil Fuels Index, will reflect the Equity Fund’s subadviser’s judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the KLD400 ex Fossil Fuels Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. Northern Trust Investments, Inc. (“NTI” or the “Subadviser”) is the Equity Fund’s Subadviser. To the extent practicable, the Equity Fund will seek a correlation between the weightings of securities held by the Equity Fund to the weightings of the securities in the KLD400 ex Fossil Fuels Index of 0.95 or better. If the correlation between the weightings of securities held by the Equity Fund and the weightings of the stocks in the KLD400 ex Fossil Fuels Index falls below 0.95, the Equity Fund will consider methods for increasing such correlation, such as through adjustments in securities holdings of the Equity Fund. To the extent practicable, the Equity Fund will attempt to be fully invested.

The Equity Fund reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the Equity Fund’s performance and the Equity Fund may not achieve its investment objective. Investors should note, however, that the Equity Fund may decide not to do so in the future, even in the event of deteriorating market conditions.

Securities Subject to Taxation: With respect to stocks of foreign issuers, the Equity Fund does not purchase securities which the Equity Fund believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Equity Fund’s investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Equity Fund’s investments, the effect may be to reduce the income received by the Equity Fund on such investments.

Rule 144A Securities: The Equity Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Equity Fund does not currently intend to invest in these securities. One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained.

To the extent that liquid Rule 144A securities that the Equity Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Equity Fund’s assets invested in illiquid assets would increase. The Adviser and the Subadviser will monitor the Equity Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Equity Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Repurchase Agreements: The Equity Fund may invest in repurchase agreements that are fully collateralized by securities in which the Equity Fund may otherwise invest. A repurchase agreement involves the purchase of a security that later must be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (“NYSE”) (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although the Equity Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Equity Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Equity Fund could experience a loss.

Option Contracts: Although it has no current intention to do so, the Equity Fund may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. Generally, the Equity Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Equity Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Equity Fund, and the Equity Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Equity Fund’s ability effectively to hedge its portfolio.

Transactions by the Equity Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Equity Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

See “Derivatives” above.

Short Sales: Although it has no current intention to do so, the Equity Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Equity Fund owns an equal amount of such securities, or securities convertible into such securities. The Fund must comply with Rule 18f-4 under the Investment Company Act with respect to its short positions, which are considered Derivatives Transactions under the Rule. See “Derivatives” above.

INTERNATIONAL INDEX FUND

The International Index Fund seeks to achieve its investment objective by investing in the common stocks comprising the MSCI World ex USA SRI ex Fossil Fuels Index (the World ex USA SRI ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI ex Fossil Fuels Index is a capped version of the World ex USA SRI Index that limits company concentration by constraining the maximum weight of a company to 5% of the index.

The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a float-adjusted, market capitalization-weighted, common stock index of foreign equities that provides exposure to companies with what MSCI calculates to have as high ESG ratings. “Float-adjusted” means that only the shares of company stock that are readily available in the public market will be used to calculate a company’s market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

The International Index Fund does not invest in, and the World ex USA SRI ex Fossil Fuels Index excludes, companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves.

The International Index Fund intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the World ex USA SRI ex Fossil Fuels Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the International Index Fund, and the extent of the correlation of the holdings of the International Index Fund with the World ex USA SRI ex Fossil Fuels Index, will reflect the International Index Fund’s subadviser’s judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the World ex USA SRI ex Fossil Fuels Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. Northern Trust Investments, Inc. (“NTI” or the “Subadviser”) is the International Index Fund’s Subadviser. To the extent practicable, the International Index Fund will seek a correlation between the weightings of securities held by the International Index Fund to the weightings of the securities in the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. If the correlation between the weightings of securities held by the International Index Fund and the weightings of the stocks in the World ex USA SRI ex Fossil Fuels Index falls below 0.95, the International Index Fund will consider methods for increasing such correlation, such as through adjustments in securities holdings of the International Index Fund. To the extent practicable, the International Index Fund will attempt to be fully invested.

The International Index Fund reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the International Index Fund’s performance and the International Index Fund may not achieve its investment objective. Investors should note, however, that the International Index Fund may decide not to do so in the future, even in the event of deteriorating market conditions.

Rule 144A Securities: The International Index Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The International Index Fund does not currently intend to invest in these securities. One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained.

To the extent that liquid Rule 144A securities that the International Index Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the International Index Fund’s assets invested in illiquid assets would increase. The Adviser and the Subadviser will monitor the International Index Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the International Index Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Repurchase Agreements: The International Index Fund may invest in repurchase agreements that are fully collateralized by securities in which the International Index Fund may otherwise invest. A repurchase agreement involves the purchase of a security that later must be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (“NYSE”) (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although the International Index Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the International Index Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the International Index Fund could experience a loss.

Option Contracts: Although it has no current intention to do so, the International Index Fund may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the International Index Fund or possible declines in the value of securities which are expected to be sold by the International Index Fund. Generally, the International Index Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the International Index Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the International Index Fund, and the International Index Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the International Index Fund’s ability to effectively hedge its portfolio.

Transactions by the International Index Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the International Index Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

Forward Currency Exchange Contracts: In an attempt to manage currency risk, the International Fund may purchase and sell forward foreign currency exchange contracts up to 5% of its assets. A forward currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

See “Derivatives” above.

Short Sales: Although it has no current intention to do so, the International Index Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the International Index Fund owns an equal amount of such securities, or securities convertible into such securities. The Fund must comply with Rule 18f-4 under the Investment Company Act with respect to its short positions, which are considered Derivatives Transactions under the Rule. See “Derivatives” above.

BALANCED FUND, EQUITY FUND AND INTERNATIONAL INDEX FUND

Foreign Securities: Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities, and which may affect the Funds’ performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and, at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Some markets in which the Funds may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries.

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) and, in the case of the Balanced Fund and the International Index Fund, Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. GDRs are receipts issued in more than one country, evidencing ownership in underlying securities issued by a foreign company.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographic issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Risks related to invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments, and the value of such investments held by the Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China. Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The U.S. has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Funds, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit a Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of a Fund.

A Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. A Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Fund) in accounts maintained with a China-based custodian (either the China Central Depository &

Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair a Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to a Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly a Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

A Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, the Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of a Fund’s investment.

Natural Disasters: Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters as well as companies in most other sectors.

Cybersecurity Risk: With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Adviser, the Subadviser, other service providers to a Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and its shareholders, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser and the Subadvisers have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.

Risks of Specialized Investment Techniques Abroad: The above-described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds’ ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Lending of Portfolio Securities: Each Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of a Fund.

Each Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. The Fund will continue to have the market risks and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Loans of securities also involve a risk that the borrower may fail to return the securities, there may be a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, a delay in recovery of the securities, or the loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund may not exercise voting rights on loaned securities but reserves the right to recall loaned securities so that they may be voted according to the Fund’s proxy voting policy.

In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the investment adviser of the Funds, or the investment Subadviser of any of the Funds.

At the present time, none of the Funds intend to loan securities worth more than 5% of such Fund’s assets.

INVESTMENT RESTRICTIONS

Each Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act and as used herein, means the vote of the lesser of (i) 67% or more of the voting power of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the voting power of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the voting power of the Fund’s outstanding voting securities, whichever is less.

BALANCED FUND

The Balanced Fund may not:

(1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Balanced Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Balanced Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Balanced Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Balanced Fund);

(5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Balanced Fund from purchasing or selling futures contracts or options thereon);

(6) invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Balanced Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; and

(7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Non-Fundamental Restrictions:    In order to comply with certain federal statutes and policies, the Trust, on behalf of the Balanced Fund, will not as a matter of operating policy:

(1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) will be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer will be held for the Fund;

(2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

(3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer.

These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

Diversification: The Fund is currently classified as a diversified Fund under the 1940 Act. The Fund may only change to non-diversified status with the approval of the Fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

EQUITY FUND

The Equity Fund may not:

(1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Equity Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Equity Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Equity Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Equity Fund);

(5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Equity Fund from purchasing or selling futures contracts or options thereon);

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; and

(7) invest more than 25% of its assets in any one industry except that (i) all or any portion of the assets of the Equity Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and (ii) if an investment objective or strategy of the Equity Fund is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Equity Fund will invest more than 25% of its assets in that industry.

Non-Fundamental Restrictions: In order to comply with certain federal statutes and policies, the Equity Fund will not, as a matter of operating policy, purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund’s total assets at the time of such purchase. This policy is not fundamental and may be changed by the Equity Fund without the approval of its investors in response to changes in federal requirements.

In addition, as a non-fundamental policy, the Equity Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Equity Fund will be provided with at least 60 days’ prior notice of any change in the non-fundamental restriction set forth in this paragraph.

In addition, as a non-fundamental policy, not more than 15% of the net assets of the Equity Fund will be invested in illiquid securities, except that the Equity Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

Diversification: The Fund is currently classified as a diversified Fund under the 1940 Act. The Fund may only change to non-diversified status with the approval of the Fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

In addition, as a non-fundamental policy, the Equity Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Equity Fund’s total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the (i) United States, (ii) any state or political subdivision thereof, (iii) any political subdivision of any such state, or (iv) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Equity Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive orders granted under such Act.

In addition, as a non-fundamental policy, the Equity Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Equity Fund, provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Equity Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive order granted under such Act.

INTERNATIONAL INDEX FUND

The International Index Fund may not:

(1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

(5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund from purchasing or selling futures contracts or options thereon);

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; and

(7) invest more than 25% of its assets in any one industry except that if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Fund will invest more than 25% of its assets in that industry.

Non-Fundamental Restrictions:     In addition, as a non-fundamental policy, the Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in the component securities of the World Ex USA SRI ex Fossil Fuels Index and in American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts representing the component securities of the Index. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the non-fundamental restriction set forth in this paragraph.

In addition, as a non-fundamental policy, not more than 15% of the net assets of the Fund will be invested in illiquid securities, except that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

Diversification: The Fund is currently classified as a diversified Fund under the 1940 Act. The Fund may only change to non-diversified status with the approval of the Fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the (i) United States, (ii) any state or political subdivision thereof, (iii) any political subdivision of any such state, or (iv) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive orders granted under such Act.

In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive order granted under such Act.

GREEN CENTURY FUNDS

Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

TRUSTEES AND OFFICERS

The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century in accordance with the laws of the Commonwealth of Massachusetts.

The Trustees and Officers of the Trust, their ages, their principal occupations during the past five years (although their titles may have varied during the period), other directorships held during the past five years and the number of investment companies in the Green Century Family of Funds that the Trustees oversee are set forth below.

Trustees of the Trust

Green Century Funds Trustees and Officers

The following table presents information about each Trustee and each Officer of the Trust. Each Trustee and each officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with the Funds as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. During the past five years, no Trustee or Officer has been a director of a public company or a registered investment company other than, with respect to the Trustees, the Funds.

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 63	Trustee since 2014	Chief Financial Officer, AltEnergy Acquisition Corp. (NASDAQ: AEAE) (since 2021); Member, AltEnergy Acquisition Sponsor (since 2021); Managing Director, AltEnergy, LLC, an investment firm (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners, an advisory and investment firm (since 2011).	Paradigm Partners (November 24, 2020 – August 31, 2021) [1]	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 62	Trustee since 2015	Chief Investment Officer, Nixon Peabody Trust Company (since February 2023); Managing Director and Chief Investment Officer, TFC Financial Management (2015 - February 2023).	Board member, Wealthramp (since 2015)	3

Sanford Pooler 114 State Street Suite 200 Boston, MA 02109 Age: 67	Trustee since 2021	Town Manager, Town of Arlington, MA (2022 - July 2023), Deputy Town Manager/ Finance Director, Town of Arlington, MA (2016 - June 2022).	None	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 58	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007).	None	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 76	Independent Chairperson since 2009; Trustee since 1991	Retired (since 2018); Consultant, Rainville Petito, PLLC (2016 - 2019).	Director (since 2010) Vice President (since March 2022), and President (2011 - March 2022); Gunnison Valley Housing Foundation; Director (since 2011) and President (2015 - 2018), Coal Creek Watershed Commission.	3

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Thomas Subak 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2021	Independent Consultant, Tom Subak LLC (since 2020); Founder of The Re/Imagination Lab (since 2021); Independent Consultant and Chief Partnership Officer, Catchafire, a nonprofit organization (2019 - 2020); Chief Strategy Officer and Assistant to the President, Planned Parenthood Federation of America (2016 - 2018).	None	3
Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 76	Trustee since 1997	President and Chief Executive Officer, The Public Interest Network (since 1982); Director, Green Century Capital Management, Inc. (since 1996).	None	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 61	Trustee since 1991	Director, Green Century Capital Management, Inc. (since 2006); Senior Vice President and Political Director, The Public Interest Network (since 1989); Senior Staff, Fund for Public Interest (since 1989); President, Environment America (since 2020).	None	3
Officers:
Leslie Samuelrich* 114 State Street Suite 200 Boston, MA 02109 Age 59	President since 2022	President (since 2012), Green Century Capital Management, Inc.	None	Not Applicable

Matthew Dunlap* 114 State Street Suite 200 Boston, MA 02109 Age: 50	Treasurer since 2021	Senior Finance Manager (since 2020) and Treasurer (since 2021), Green Century Capital Management, Inc.; Assistant Vice President, State Street Corporation (2005 - 2019).	None	Not Applicable

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Jessica Rubinstein* 114 State Street Suite 200 Boston, MA 02109 Age: 47	Chief Compliance Officer, Secretary and Assistant Treasurer since 2022	Chief Compliance Officer and Clerk (since 2022), Green Century Capital Management, Inc., Compliance Officer (2021), Green Century Capital Management, Inc., Senior Associate (2017-2020), Mercer Investments	None	Not Applicable

[1]

Paradigm Partners is the parent company of Green Century Capital Management, Inc. Mr. Darnell was deemed an Interested Trustee of the Trust during the period he served as a Director of Paradigm Partners.

The Trustees are experienced businesspeople, attorneys and non-profit organization managers who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, oversee management of the risks associated with such activities and contractual arrangements, and review the Funds’ performance and expenses, among other reviews and assessments. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the individual Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board, as a whole, to operate effectively in governing the Funds and protecting the interests of shareholders. In addition, each Trustee is committed to the Funds’ and Green Century Capital Management, Inc.’s (“Green Century Capital” or the “Adviser”) mission of offering environmentally responsible and fossil fuel free mutual funds and advocating for greater corporate environmental accountability. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Funds, is provided in the table above, and in the following paragraphs. References to experience, qualifications, attributes and/or skills of Trustees do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not impose any greater responsibility or liability on any Trustee or on the Board by reason thereof.

Mr. Starr and Ms. Wendlandt have each served as a Trustee of the Trust since the Trust’s inception in 1991. Mr. Starr founded, owned and served as a Senior Attorney at a law firm in Colorado for over 30 years. He is also a Director and the Vice President of the Gunnison Valley Housing Foundation and a Director of the Coal Creek Watershed Coalition, both based in Colorado. He has participated in and served on numerous community service organizations and boards for over 30 years. He served as a town councilperson and county commissioner for over 18 years. He currently serves as the Independent Chairperson of the Board of Trustees of the Trust.

Ms. Wendlandt has worked with The Public Interest Network, a family of several dozen organizations working for social change in the United States, since 1984, currently serving as its Senior Vice President and Political Director. She also is the President of Environment America. During her time with the Public Interest Network, she has built and run organizations as well as directed campaigns on numerous issues, including renewable energy, stopping the proliferation of genetically engineered food, nuclear and toxic waste pollution issues, and campaign finance reform. The Public Interest Network started as a collaboration of the state PIRG organizations, several of which are owners of Green Century Capital.

Mr. Phelps has served as a Trustee of the Trust since 1997. He conceived of, and co-founded, the Green Century Funds. Mr. Phelps is President and CEO of the Public Interest Network. He also Chairs the Board of U.S. PIRG, the federation of State PIRGs, a national consumer group that stands up to powerful interests whenever they threaten our health and safety, our financial security, or our right to fully participate in our democratic society. He also serves as a board member or chair of several other non-profit and environmental organizations.

Mr. Pooler joined as a Trustee of the Trust in 2021. Mr. Pooler was previously the Town Manager for the Town of Arlington MA. He worked in the Town of Arlington MA and Amherst MA as Finance Director and in the City of Newton MA as Chief Administrative Officer and as Chief Budget Officer. He also worked as committee legal counsel in the Massachusetts House of Representatives. He is a graduate of Dartmouth College and holds a JD from UCLA School of Law and a master’s in public administration from the Harvard Kennedy School of Government. He currently teaches a course on Public Budgeting and Finance at the McCormack School of Public Policy at UMass Boston. He is a member of the Massachusetts Municipal Managers Association, a member of and past president of the Massachusetts Government Finance Officers Association and serves as a member of the Fiscal Policy Committee of the Massachusetts Municipal Association. He has extensive experience as a financial manager and analyst as well as his experience in budgeting and accounting.

Mr. Pooler also serves as a Trustee of the Massachusetts Public Interest Group Education Fund, a 501(c)(3) entity (the “MASSPIRG Education Fund”). Green Century Capital is owned by Paradigm Partners, a California general partnership, which serves as an umbrella organization connected to various state-level public interest research groups. The MASSPIRG Education Fund is not under common control with, or otherwise legally related to, any of the entities that own or are otherwise connected to Paradigm Partners.

Mr. Subak joined as a Trustee of the Trust in 2021. Mr. Subak is an Independent Consultant with Tom Subak LLC where he performs digital transformation consulting with leading national organization leaders, boards and funders. Prior to founding Tom Subak LLC, he was an Independent Consultant and Chief Partnership Officer at Catchafire where he developed and executed a proactive strategy to enhance the organization’s brand and revenue. He worked for the Planned Parenthood Federation of America for several years in a variety of senior positions where his work included development of national strategies for the organization and expansion of its digital reach. He has extensive experience with organizational development, digital marketing and solving complicated marketing challenges.

Ms. Raftery has been a Trustee of the Trust since 2009. She is currently the Senior Advisor, Funder Collaborations, at ClimateWorks Foundation, which supports public policies that are designed to address climate change. She is also a self-employed Organizational Development Consultant. She previously served as the Chief Operating Officer and as the Director of Major Donor Development and Special Projects at two national non-profit organizations promoting a green economy. She has extensive experience in non-profit management. She has also worked on environmental issues with labor unions, businesses, environmental groups and foundations in the U.S. and Europe.

Mr. Darnell has served as a Trustee of the Trust since 2014. He is the founder and owner of a private placement firm, specializing in the alternative energy and biomedical sectors. He is also a Managing Director of a firm specializing in alternative energy enterprises. Previously he was a Vice President at Morgan Stanley in

Private Wealth Management, the Firm’s ultra-high net worth division, where he provided investment advice and portfolio management services across all asset classes for clients with combined total capital exceeding five billion dollars. Prior to that, he served in various senior management and board capacities at the Public Interest Network of environmental and citizen advocacy organizations. He also has many years of involvement in public policy and commercial aspects of renewable power generations and resource conservation.

Mr.. Kern has served as a Trustee of the Trust since 2015. Mr. Kern is the Chief Investment Officer of TFC Financial Management and is responsible for overseeing TFC’s investment process, research activities and portfolio strategy. Mr. Kern chairs the firm’s Investment Committee. Prior to joining TFC in 2015, he was the President and Chief Investment Officer at Advisor Partners, a boutique asset manager in the San Francisco area that manages equities and asset allocation products for advisors, financial institutions and family offices. He was responsible for management of the firm including oversight of sales, client services and operations. Mr. Kern is a contributor to US News & World Report and ThinkAdvisor.com, a regular guest on Bloomberg’s Baystate Business and a frequent speaker at regional, national and international forums. Mr. Kern is a CFA Charterholder and a former president of the CFA Society of San Francisco.

The Chairperson of the Board of Trustees of the Trust is an Independent Trustee, as defined in the 1940 Act. The Chairperson presides at meetings of the Board and at executive sessions of the Independent Trustees. The Independent Chairperson is appointed by a majority of the Independent Trustees. It is the policy of the Board that the Independent Chairperson of the Board, with full responsibilities as a chairperson would generally have, will continue to be an Independent Trustee. The Board of Trustees has determined that having its Chairperson be an Independent Trustee is in the best interests of the Funds’ shareholders. The Board has five standing committees, described in more detail below. Through the committees, particularly the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest with management. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the Funds have effective independent governance and oversight. The Board has determined that its leadership and committee structure is appropriate given Green Century Capital’s role with respect to the Funds’ investment and business operations. The Board believes that the leadership and committee structure provide effective management for the relationships between the Funds, Green Century Capital and the Trust’s other principal service providers, and facilitates the exercise of the Board’s independent judgment in evaluation and managing the relationships.

Like other mutual funds, the Funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser and administrator, Green Century Capital, the Funds’ Chief Compliance Officer (“CCO”), the subadvisers, and the Funds’ independent registered public accounting firm, as appropriate, regarding risks faced by the Funds and risk management. The Board has designated the CCO to be responsible for the Funds’ compliance policies and procedures. The CCO reports to the Independent Trustees of the Board and is responsible for delivering, at least annually, a written report on compliance and other required or agreed on matters to the Board. The Independent Trustees of the Board also meet with the CCO, separately from management, generally at least annually, to address compliance issues and other relevant matters. The actual day-to-day risk management functions with respect to the Funds are subsumed within the responsibilities of the investment adviser and administrator, the subadvisers, and other service providers, depending upon the nature of the risk. In the course of its interactions with the various service providers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures. The Trustees recognize that not all risks that may affect the Funds can be identified. Processes and controls developed cannot eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any processes, procedures or controls of the Board, the Funds, Green Century Capital, or other service providers. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Green Century Funds Board of Trustees Committees

The Board of Trustees of the Trust has five standing committees: an Audit Committee, a Nominating Committee, a Valuation Committee, a Qualified Legal Compliance Committee and an Investment Oversight Committee.

James H. Starr, Jonathan Darnell, and Sanford Pooler, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met once during the Trust’s last fiscal year to select the auditor, review the Funds’ financial statements and audited annual report, to receive the report of the Trust’s independent auditors, and to review the internal and external accounting procedures of the Trust.

James H. Starr and Mary Raftery, each an Independent Trustee, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. The Nominating Committee did not meet during the Trust’s last fiscal year.

Jonathan Darnell is an Independent Trustee and the sole member of the Valuation Committee. The Valuation Committee, among other things, assists the Board in the oversight of Green Century Capital as the valuation designee of the Fund. The Valuation Committee did not meet as a separate committee during the Trust’s last fiscal year, however, the Board as a whole reviewed the reports and other information provided to the Board in connection with the valuation of Fund securities and otherwise monitored the valuation of Fund investments.

James H. Starr, Mary Raftery, and Thomas Subak, each an Independent Trustee, are members of the Qualified Legal Compliance Committee (“QLCC”). The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Trust fails to implement a recommendation of the QLCC following an investigation. The QLCC did not meet during the Trust’s last fiscal year.

Jonathan Darnell and Daniel Kern are members of the Investment Oversight Committee (“IOC”). Each of them is an Independent Trustee. The IOC oversees the Funds’ subadvisers and reviews the performance of the Funds. In addition, the IOC may discuss possible enhancements to the Funds, and/or new fund or product development, and may review the current regulatory landscape and any impact it may have on the Funds. The IOC met once during the Trust’s last fiscal year.

The Green Century Funds

Trustee Share Ownership

The following table shows the amount of equity securities beneficially owned by the Trustees of the Trust in all investment companies in the Green Century Family of Funds as of December 31, 2022.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Green Century Equity Fund	Dollar Range of Equity Securities in the Green Century Balanced Fund	Dollar Range of Equity Securities in the Green Century International Index Fund	Aggregate Dollar Range of Equity Securities in all Investment Companies Overseen by Trustees in Green Century Fund Family
Douglas H. Phelps	Over $100,000	Over $100,000	$1-$10,000	Over $100,000
Wendy Wendlandt	$50,001-$100,000	$10,001-$50,000	None	Over $100,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Green Century Equity Fund	Dollar Range of Equity Securities in the Green Century Balanced Fund	Dollar Range of Equity Securities in the Green Century International Index Fund	Aggregate Dollar Range of Equity Securities in all Investment Companies Overseen by Trustees In Green Century Fund Family
Jonathan Darnell	None	None	None	None
Daniel S. Kern	None	None	None	None
Sanford Pooler	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000
Mary Raftery	None	None	None	None
James H. Starr	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,0001 - $100,000
Thomas Subak	None	None	None	None

Trustee Compensation

Each Independent Trustee of the Trust receives an annual retainer for serving as a Trustee of the Trust in the amount of $5,000. In addition, each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. The compensation paid to the Trustees is allocated to each Fund based on the Fund’s net assets. Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2023, is set forth below. The Trust does not contribute to a retirement plan for the Trustees of the Trust.

Trust Trustees

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM GREEN CENTURY BALANCED FUND	AGGREGATE COMPENSATION FROM GREEN CENTURY EQUITY FUND	AGGREGATE COMPENSATION FROM GREEN CENTURY INTERNATIONAL INDEX FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUNDS AND GREEN CENTURY FUND COMPLEX PAID TO TRUSTEES
Interested Trustees:

Douglas H. Phelps	None	None	None	None	None	None
Wendy Wendlandt	None	None	None	None	None	None

Independent Trustees:

Jonathan Darnell	$1,667	$1,666	$1,667	None	None	$5,000
Daniel S. Kern	$1.667	$1.666	$1,667	None	None	$5,000
Peter D. Kinder[1]	$1.667	$1.666	$1,667	None	None	$5,000
Sanford Pooler	$1,667	$1,666	$1,667	None	None	$5,000
Mary Raftery	$1.667	$1.666	$1,667	None	None	$5,000
James H. Starr	$1.667	$1.666	$1,667	None	None	$5,000
Thomas Subak	$1,667	$1,666	$1,667	None	None	$5,000

[1]	Mr. Kinder retired as a trustee of the Trust on April 2023.

Control Persons and Principal Holders of Securities

As of October 31, 2023, all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund. As of October 31, 2023, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of a class of the Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.

Green Century Balanced Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES CORP FOR	716,990	Institutional	20.95%
NATIONAL FINANCIAL SERVICES CORP FOR	1,639,516	Individual	20.20%
CHARLES SCHWAB AND CO INC	1,438,282	Individual	17.72%
CHARLES SCHWAB AND CO INC	824,453	Institutional	24.1%
LPL FINANCIAL	208,666	Institutional	6.1%

Green Century Equity Fund

Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES CORP FOR	1,042,413	Institutional	31.12%
CHARLES SCHWAB AND CO INC	996,115	Institutional	29.74%
CHARLES SCHWAB AND CO INC	1,057,610	Individual	24.22%
NATIONAL FINANCIAL SERVICES CORP FOR	825,792	Individual	18.91%
LPL FINANCIAL	315,104	Institutional	9.41%
SEI PRIVATE TRUST COMPANY	176,033	Institutional	5.26%

Green Century International Fund

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB AND CO INC	5,531,065	Institutional	52.63%
CHARLES SCHWAB AND CO INC	2,007,472	Individual	49.31%
NATIONAL FINANCIAL SERVICES CORP FOR	2,671,559	Institutional	25.42%
NATIONAL FINANCIAL SERVICES CORP FOR	558,816	Individual	13.73%

Proxy Voting Policies

The Green Century Funds have delegated proxy voting decisions to their investment adviser, Green Century Capital. The policies and procedures that the adviser uses to determine how to vote the Funds’ proxies are included in Appendix B. Details of the Funds’ voting record for the 12-month period ended June 30, 2023 are available (i) by calling toll-free at 1 800-934-7336; (ii) on the Funds’ web site, www.greencentury.com and (iii) on the SEC’s website at www.sec.gov.

Code of Ethics

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Funds, the Adviser and each of the Fund’s subadvisers (as defined below), and UMB Distribution Services, LLC, the Funds’ distributor, have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities that may be purchased or held by the Funds. The Code of Ethics require personnel who are “access persons” of the Funds within the meaning of Rule 17j-1 to comply with their respective Code of Ethics, subject to sanctions for noncompliance. Each Code of Ethics places certain restrictions on the trading activities of its access persons, along with reporting requirements.

INVESTMENT ADVISERS

Balanced Fund

Investment Adviser. Under an Investment Advisory Agreement (the “Advisory Agreement”) and subject to the general supervision of the Trust’s Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design and instructs the Balanced Fund’s investment subadviser (as defined below), as to how to implement the Trust’s environmental criteria.

The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Balanced Fund or by vote of a majority of the Trust’s Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust’s Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust’s

Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

Under the Advisory Agreement, the Trust has agreed that the names “Green Century Funds” and “Green Century” are proprietary to the Adviser.

Green Century Capital is wholly owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. The Massachusetts Public Interest Research Group (“MASSPIRG”) owns approximately 45.48% of Paradigm Partners-Long Pool. Paradigm Partners, a general partnership, is comprised of two pools, the Long Pool and the Short Pool. Separate capital account balances are maintained for each Pool for each partner. Both pools currently are owned by the same group of partner corporations. A partner’s ownership percentage can vary between the two pools. The Short Pool typically invests in money market funds, bonds, CDs and mutual funds or other securities that are easily valued and liquidated (within a one year time frame is the general guideline). The Long Pool holds investments that may have long duration, are not easily valued or liquidated.

As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.65% of the value of the average daily net assets of the Balanced Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, computed and accrued daily. Prior to November 28, 2018, the Trust paid the Adviser monthly a fee equal on an annual basis to 0.65% of the value of the average daily net assets of the Fund. For the fiscal years ended July 31, 2021, 2022, and 2023, the Balanced Fund incurred advisory fees aggregating $2,283,811, $2,591,275, and $2,427,975, respectively.

Investment Subadviser. Green Century Capital has entered into an Investment Subadvisory Agreement (the “Subadvisory Agreement”) on behalf of the Balanced Fund with Trillium Asset Management (Trillium). It is Trillium’s responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Adviser and subject to the general direction of the Adviser.

Trillium, with principal offices located at Two Financial Center, Boston, MA 02111, is a wholly owned subsidiary of Perpetual US Holding Company, a subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886.

Trillium manages equity and debt instruments in environmentally and socially responsible companies for its clients. As of September 30, 2023, Trillium had approximately $4.5 billion in assets under management.

The Subadvisory Agreement will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Balanced Fund or by vote of a majority of the Trust’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement. The Subadvisory Agreement may be terminated without penalty (i) by the Balanced Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Balanced Fund on not more than 60 days’ nor less than 30 days prior written notice to Trillium and Green Century Capital, (ii) by Green Century Capital upon not more than 60 days’ nor less than 30 days prior written notice to the Balanced Fund and Trillium or (iii) by Trillium upon not less than 180 days’ prior written notice to the Balanced Fund and Green Century Capital. The Trillium Subadvisory Agreement will automatically terminate in the event of its assignment. The Trillium Subadvisory Agreement provides that Trillium is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Balanced Fund, except for willful misfeasance, bad faith, gross negligence, violation of law or reckless disregard of its obligations and duties under the Trillium Subadvisory Agreement.

Pursuant to the Subadvisory Agreement, Trillium makes the day-to-day investment selections for the Balanced Fund, subject always to the provisions of the 1940 Act and to the environmental criteria, investment objective, policies and restrictions imposed by the Balanced Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. Subject to such policies as the Board of Trustees and Green Century Capital may determine, Trillium maintains a continuous investment program for the Balanced Fund, including investment research and management with respect to the investment and reinvestment of the Balanced Fund’s securities, and takes such steps as may be reasonably necessary to implement the same. Trillium applies the environmental and other screening criteria developed by Green Century Capital and the Board of Trustees, as provided in the Balanced Fund’s then-current Registration Statement. Trillium furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that Trillium may render services to others.

The Subadvisory Agreement provides that Trillium shall obtain for the Balanced Fund, in its best judgment, best available execution in executing the Balanced Fund’s portfolio transactions and shall direct orders in connection with the purchase and sale of the Balanced Fund’s portfolio securities to broker-dealers that sell shares of the Balanced Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement also provides that Trillium may aggregate orders for the purchase or sale of portfolio securities for the Balanced Fund with orders for other portfolios managed by Trillium, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

Green Century Capital and Trillium have entered into a Letter of Agreement (the “Letter”) in connection with the Subadvisory Agreement. This Letter addresses the provision by Trillium of certain marketing support services to promote the Balanced Fund as well as other matters.

Green Century Capital pays to Trillium, as full compensation for services rendered and expenses borne by Trillium, a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Prior to November 28, 2018, Green Century Capital paid Trillium a monthly fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Fund in excess of $30 million. Such fee is accrued daily and payable following the end of each calendar quarter.

For the fiscal years ended 2021, 2022, and 2023, the Adviser paid Trillium subadvisory fees aggregating $1,219,596, $1,373,278, and $1,291,494, respectively.

Cheryl Smith, Paul Hilton and Matthew Patsky (together, the “Portfolio Managers”) are the portfolio manager team, and Cyrus McMillan is a Fixed Income Analyst, all of whom are primarily responsible for the day-to-day investment management of the Balanced Fund. Effective December 31, 2023, Cyrus McMillan will become a member of the portfolio manager team. The following information regarding the Portfolio Managers, the other accounts that they manage, their compensation and potential conflicts of interest has been provided by Trillium.

Cheryl Smith has over 30 years of investment experience in socially and environmentally responsible portfolio management, including experience managing one fixed income and one equity mutual fund. She previously served as the portfolio management team member primarily responsible for developing and implementing the Balanced Fund’s fixed income strategy. Ms. Smith is an economist and portfolio manager, and she currently leads Trillium’s fixed income investment process and Trillium’s Large Cap Core, and Growth and Income strategies. She is a CFA Charterholder and holds a Ph.D. in Economics from Yale University.

Paul Hilton has 26 years of investment experience in portfolio management, investment research and strategic business planning, including 12 years at Trillium. He is a portfolio manager and is a member of Trillium’s Sustainable Opportunities strategy portfolio management team. He previously served as Vice President, Sustainable Investment Business Strategy at Calvert Investments. Mr. Hilton also previously held senior positions within Calvert’s Equities and Marketing Departments. He has also served as Portfolio Manager for Socially Responsible Investing at the Dreyfus Corporation, then a division of Mellon Bank, and as a Research Analyst in the Social Awareness Investment program at Smith Barney Asset Management, then a division of Citigroup. He is a CFA Charterholder and holds Masters degrees in Anthropology from New York University and Education from Roberts Wesleyan College.

Matthew Patsky has 40 years of experience in investment research and investment management, including 14 years at Trillium. He is the CEO and portfolio manager, and he currently leads Trillium’s ESG Global Equity strategy. Mr. Patsky was most recently employed by Winslow Management Company (“Winslow”) in Boston, where he served as its director of research, chairman of the investment committee and portfolio manager for the Green Solutions Strategy and the Winslow Green Solutions Fund. While at Winslow, he co-managed the Green Century Balanced Fund in 2005. Mr. Patsky was previously the Director of Equity Research for Adams, Harkness & Hill, where he built that firm’s research capabilities in socially and environmentally responsible areas, including renewable energy, resource optimization, and organic and natural products. He is a CFA Charterholder and holds a degree in Economics from Rensselaer Polytechnic Institute.

Cyrus McMillan is a Fixed Income Analyst performing macroeconomic research, credit analysis, trading, and portfolio management for fixed income products including taxable and tax-exempt bond portfolios. Cyrus also performs private debt research to support Trillium’s community investment program and supports the portfolio management team of the Green Century Balanced Fund, for which Trillium serves as a sub-advisor. Prior to joining Trillium in 2016, Cy served as a Research Associate on the ESG team at Glass, Lewis & Company, analyzing shareholder proposals and developing voting recommendations for institutional investors. Cyrus began his career as a Research Analyst at Amplifier Strategies, where he supported community investment due diligence, the development and implementation of impact investing strategies for family offices, and the origination of strategic philanthropic initiatives. Cy is a Chartered Financial Analyst charterholder and a member of the CFA Institute and CFA Society San Francisco. He earned his B.A. in Economics from Dartmouth College.

Information Concerning Accounts Managed by the Portfolio Managers — As of September 30, 2023, Ms. Smith acted as portfolio manager for one other investment company with $118 million in total assets As of September 30, 2023, Mr. Hilton acted as portfolio manager for one pooled investment strategy with $6 million in total assets, and Mr. Patsky served as portfolio manager for one other investment company with $826 million in total assets and four other pooled investment vehicles with $114 million in total assets. As of September 30, 2023, Ms. Smith served as portfolio manager on investment strategies representing 1,145 accounts with assets totaling $1.2 billion. As of September 30, 2023, Mr. Hilton was portfolio manager on investment strategies representing over 382 accounts with assets totaling $472 million. As of September 30, 2023, Mr. Patsky served as portfolio manager on investment strategies representing 382 accounts with assets of $472 million.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Balanced Fund’s portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Balanced Fund and/or other accounts. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Balanced Fund. Nevertheless, Trillium seeks to manage any competing interests for the time and attention of portfolio managers by having primary and back-up portfolio managers assigned to each account. Trillium also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers’ fiduciary duties to the Balanced Fund.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Balanced Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, Trillium has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Balanced Fund, Trillium determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts managed for organizations and individuals, Trillium may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Trillium may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Balanced Fund or other account. To address this situation, Trillium maintains a trading policy procedure under which trade orders are blocked where appropriate based on the security involved, the size of the aggregated orders, and the broker-dealer requirements. In the event a number of trades are received at the same time, block trades with no directed broker involved are executed before trades directed to a particular broker by client instruction.

As set forth above, Trillium has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers – Investment professionals employed by Trillium are compensated with comprehensive benefits and competitive monetary compensation packages. Compensation for portfolio managers and analysts has both a fixed and variable component. The variable component depends on the profitability of the firm and individual contribution to the firm’s business and is paid annually. Contribution to the firm includes investment performance, participation in advocacy and client or sales interactions as needed. Analysts and Portfolio Managers are reviewed using a combination of qualitative and quantitative measures based on their input to the investment management process and the overall success of the firm. Portfolio Managers have an additional quantitative factor due to the fact they can be measured on performance of their strategy vs. the benchmark and may also have some additional sales and marketing responsibilities. Trillium also compensates all employees via the firm-wide profit-sharing plan.

Portfolio Manager Ownership in the Fund — As of October 31, 2023, Ms. Smith owned over $100,000 shares, Mr. Patsky owned over $100,000 shares and Mr. Hilton owned over $100,000 shares in the Balanced Fund.

Equity Fund

Equity Fund Investment Adviser. Under an Investment Advisory Agreement (the “Advisory Agreement”) and subject to the general supervision of the Trust’s Trustees and in conformance with the respective stated policies of the Equity Fund, Green Century Capital provides general investment advice to the Equity Fund.

The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Equity Fund or by vote of a majority of the Trust’s Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust’s Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

Under the Advisory Agreement, the Trust has agreed that the names “Green Century Funds” and “Green Century” are proprietary to the Adviser.

Green Century Capital is wholly owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. MASSPIRG owns approximately 45.48% of Paradigm Partners-Long Pool. Paradigm Partners, a general partnership, is comprised of two pools, the Long Pool and the Short Pool. Separate capital account balances are maintained for each Pool for each partner. Both pools currently are owned by the same group of partner corporations. A partner’s ownership percentage can vary between the two pools. The Short Pool typically invests in money market funds, bonds, CDs and mutual funds or other securities that are easily valued and liquidated (within a one year time frame is the general guideline). The Long Pool holds investments that may have long duration, are not easily valued or liquidated.

As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser a monthly fee equal on an annual basis to 0.25% of the average daily net assets of the Equity Fund up to but not including $100 million, 0.22% of the average daily net assets of the Equity Fund from and including $100 million up to but not including $500 million, 0.17% of the average daily net assets of the Equity Fund from and including $500 million up to but not including $1 billion, and 0.12% of the average daily net assets of the Equity Fund equal to or in excess of $1 billion, computed and accrued daily. For the fiscal years ended July 31, 2021, 2022, and 2023, the Equity Fund incurred advisory fees aggregating $984,205, $1,183,035 and $1,131,048, respectively.

The KLD400 Index (formerly the “Domini 400 SocialSM Index”) was licensed to Green Century Capital from November 28, 2006, through March 31, 2014. The KLD400 ex Fossil Fuels Index is licensed to Green Century Capital effective April 1, 2014. MSCI Inc. (“MSCI”) is the owner of the KLD400 Index and the KLD400 ex Fossil Fuels Index but is not the manager of the Equity Fund. Pursuant to an agreement among MSCI and Green Century Capital, the Equity Fund may be required to discontinue the use of the KLD400 ex Fossil Fuels Index if the license agreement between MSCI and Green Century Capital is terminated.

Equity Fund Subadviser. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Equity Fund with Northern Trust Investments, Inc. (“NTI”). Pursuant to the Subadvisory Agreement, NTI implements the daily portfolio transactions necessary to maintain the proper correlation between the assets of the Equity Fund and the KLD400 ex Fossil Fuels Index, subject always to the provisions of the 1940 Act and to the investment objective, policies and restrictions imposed by the Equity Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. NTI does not determine the composition of the KLD400 ex Fossil Fuels Index. NTI also provides Green Century Capital and the Board of Trustees with such reports and data as may be requested from time to time. NTI furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that NTI may render services to others.

Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of September 30, 2023, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.3 trillion.

The Subadvisory Agreement will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Equity Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement. The Subadvisory Agreement may be terminated without penalty (i) by the Equity Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Equity Fund on not more than 60 days’ nor less than 30 days’ prior written notice to NTI and Green Century Capital, (ii) by Green Century Capital upon not more than 60 days’ nor less than 30 days’ prior written notice to the Equity Fund and NTI or (iii) by NTI upon not less than 180 days’ prior written notice to the Equity Fund and Green Century Capital. The Subadvisory Agreement will automatically terminate in the event of its assignment.

The Subadvisory Agreement provides that NTI is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Equity Fund, except for willful misfeasance, bad faith, negligence, violation of law or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement provides that NTI will obtain for the Equity Fund, in its judgment, best available execution in executing the Equity Fund’s portfolio transactions and shall direct orders in connection with the purchase and sale of the Equity Fund’s portfolio securities to broker-dealers that sell shares of the Equity Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate “soft dollars”. The Subadvisory Agreement provides that NTI may aggregate orders for the purchase or sale of portfolio securities for the Equity Fund with orders for other portfolios managed by NTI, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

Green Century Capital pays to NTI, as full compensation for subadvisory services to be rendered and expenses to be borne by NTI, a fee equal on an annual basis to the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million. Such fee is accrued daily and payable following the end of each calendar quarter. For the fiscal years ended July 31, 2021, 2022, and 2023, the Equity Fund incurred subadvisory fees aggregating $175,118, $204,384, and $195,185, respectively.

The following information regarding the Portfolio Manager, the other accounts that he manages, his compensation, and potential conflicts of interest has been provided by NTI.

The Portfolio Manager of the Equity Fund is Brent Reeder, Senior Vice President and Director of US Index Equities at NTI. He is responsible for equity index portfolio management in the United States. Brent Reeder is a Senior Vice President and Director of US Index Equities at Northern Trust. He is responsible for equity index portfolio management in the United States. Brent began his career at Northern Trust as a foundations and endowments team leader in the trust operations division in 1993. Prior to his current role, Brent was a Senior Portfolio Manager on the US equity team. Brent received a B.A. in economics from DePauw University and an MBA in finance from DePaul University. Brent is an Associated Person with the National Futures Association.

Information Concerning Accounts Managed by the Portfolio Managers – As of September 30, 2023, Mr. Reeder served as the Portfolio Manager for 15 other registered investment companies with total assets of $28 billion. As of September 30, 2023, Mr. Reeder managed no pooled investment vehicles or other accounts.

Conflicts of Interest – NTI’s portfolio managers are often responsible for managing one or more portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation Structure – As of September 30, 2023, the compensation for NTI portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, annual cash incentive award for the portfolio manager is not based on the investment performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Manager Ownership in the Fund – As of October 31, 2023, Mr. Reeder did not own any shares of the Equity Fund.

International Index Fund

International Index Fund Investment Adviser. Under an Investment Advisory Agreement (the “Advisory Agreement”) and subject to the general supervision of the Trust’s Trustees and in conformance with the respective stated policies of the International Index Fund, Green Century Capital provides general investment advice to the International Index Fund.

The Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the International Index Fund or by vote of a majority of the Trust’s Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust’s Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

Under the Advisory Agreement, the Trust has agreed that the names “Green Century Funds” and “Green Century” are proprietary to the Adviser.

Green Century Capital is wholly owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. MASSPIRG owns approximately 45.48% of Paradigm Partners-Long Pool. Paradigm Partners, a general partnership, is comprised of two pools, the Long Pool and the Short Pool. Separate capital account balances are maintained for each Pool for each partner. Both pools currently are owned by the same group of partner corporations. A partner’s ownership percentage can vary between the two pools. The Short Pool typically invests in money market funds, bonds, CDs and mutual funds or other securities that are easily valued and liquidated (within a one year time frame is the general guideline). The Long Pool holds investments that may have long duration, are not easily valued or liquidated.

As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser a monthly fee equal on an annual basis to 0.28% of the average daily net assets of the International Index Fund. For the fiscal years ended July 31, 2021, 2022 and 2023, the International Index Fund incurred advisory fees aggregating $348,762, $458,878, and $483,680, respectively.

The World ex USA SRI ex Fossil Fuels Index is licensed to Green Century Capital effective September 30, 2016. MSCI Inc. (“MSCI”) is the owner of the World ex USA SRI ex Fossil Fuels Index, but is not the manager of the International Index Fund. Pursuant to an agreement between MSCI and Green Century Capital, the International Index Fund may be required to discontinue the use of the World ex USA SRI ex Fossil Fuels Index if the license agreement between MSCI and Green Century Capital is terminated.

International Index Fund Subadviser. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the International Index Fund with Northern Trust Investments, Inc. (“NTI”). Pursuant to the Subadvisory Agreement, NTI implements the daily portfolio transactions necessary to maintain the proper correlation between the assets of the International Index Fund and the World ex USA SRI ex Fossil Fuels Index, subject always to the provisions of the 1940 Act and to the investment objective, policies and restrictions imposed by the International Index Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. NTI does not determine the composition of the World ex USA SRI ex Fossil Fuels Index. NTI also provides Green Century Capital and the Board of Trustees with such reports and data as may be requested from time to time. NTI furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that NTI may render services to others.

Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of September 30, 2023, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.3 trillion.

The Subadvisory Agreement will continue indefinitely if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the International Index Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement. The Subadvisory Agreement may be terminated without penalty (i) by the International Index Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the International Index Fund on not more than 60 days’ nor less than 30 days’ prior written notice to NTI and Green Century Capital, (ii) by Green Century Capital upon not more than 60 days’ nor less than 30 days’ prior written notice to the International Index Fund and NTI or (iii) by NTI upon not less than 180 days’ prior written notice to the International Index Fund and Green Century Capital. The Subadvisory Agreement will automatically terminate in the event of its assignment.

The Subadvisory Agreement provides that NTI is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the International Index Fund, except for willful misfeasance, bad faith, negligence, violation of law or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement provides that NTI will obtain for the International Index Fund, in its judgment, best available execution in executing the International Index Fund’s portfolio transactions and shall direct orders in connection with the purchase and sale of the International Index Fund’s portfolio securities to broker-dealers that sell shares of the International Index Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate “soft dollars”. The Subadvisory Agreement provides that NTI may aggregate orders for the purchase or sale of portfolio securities for the International Index Fund with orders for other portfolios managed by NTI, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

Green Century Capital pays to NTI, as full compensation for subadvisory services to be rendered and expenses to be borne by NTI, a fee equal on an annual basis to the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million. Such fee is accrued daily and payable following the end of each calendar quarter. For the fiscal years ended July 31, 2021, 2022 and 2023, the International Index Fund incurred subadvisory fees aggregating $164,643, $196,120 and $203,192, respectively.

Steven Santiccioli and Brent Reeder (together, the “Portfolio Managers”) are the portfolio manager team primarily responsible for the day-to-day investment management of the International Index Fund. The following information regarding the Portfolio Managers, the other accounts that they manage, their compensation, and potential conflicts of interest, has been provided by NTI.

Mr. Santiccioli has been manager of the Fund since the Fund’s inception on September 30, 2016. He is a Vice President at and a Senior Portfolio Manager at NTI, where he is responsible for the management of overlay and international equity index portfolios. He joined Deutsche Bank in 1993, formerly serving as head of accounting group for international index portfolios. Steve moved to portfolio management in 1997 and came to Northern Trust in 2003 with the acquisition of the index business from Deutsche Bank. He holds a BA from Bucknell University and an MBA from Fordham University.

Brent Reeder has been a manager of the Fund since the Fund’s inception on September 30, 2016. He is a Senior Vice President and Director of US Index Equities at NTI. He is responsible for equity index portfolio management in the United States. Prior to his current role, Mr. Reeder was a Senior Portfolio Manager on the US index team. Mr. Reeder began his career at NTI as a foundations and endowments team leader in the trust operations division in 1993. Mr. Reeder received a B.A. in economics from DePauw University and an MBA in finance from DePaul University. Mr. Reeder is an Associated Person with the National Futures Association.

Information Concerning Accounts Managed by the Portfolio Managers: As of September 30, 2023, Mr. Santiccioli served as the Portfolio Manager for other registered investment companies with total assets of $2 billion. As of September 30, 2023, Mr. Santiccioli served as the Portfolio Manager for other pooled investment vehicles with total assets of $25 billion and as the Portfolio Manager for 6 other accounts with total assets of $1 billion.

As of September 30, 2023, Mr. Reeder served as the Portfolio Manager for 15 other registered investment companies with total assets of $28 billion. As of September 30, 2023, Mr. Reeder managed no pooled investment vehicles or other accounts.

Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation Structure: As of September 30, 2023, the compensation for NTI portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for the portfolio manager is not based on the investment performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Manager Ownership in the Fund: As of October 31, 2023, Messrs. Santiccioli and Reeder did not own any shares of the International Index Fund.

ADMINISTRATOR, SUBADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES

Administrator.    Pursuant to an Administrative Services Agreement between the Trust and Green Century Capital (the “Administration Agreement”), Green Century Capital, as the Trust’s administrator (the “Administrator”), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust’s independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds’ investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the research and advocacy work of its founding organizations; and to work in tandem with its founding organizations and others to promote greater corporate environmental responsibility. Green Century considers its standard for environmentally responsible and sustainable as seeking to avoid investing in securities of issuers in industries that Green Century believes are environmentally dangerous. As do the advocacy organizations that founded Green Century Capital, Green Century Capital upholds the right of people to speak for the public interest and corporate responsibility. Green Century Capital’s mission – to promote corporate environmental responsibility and to foster a sustainable economy – has remained unchanged since its founding.

The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days’ written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses (including investment advisory and distribution fees) of: (I) the Fund’s Individual Investor share class, on an annual basis, do not exceed (a) 1.48% of (i) the average daily net assets of the Fund up to and including $250 million, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Individual Investor share class, and (b) 1.43% of (i) the average daily net assets of the Fund in excess of $250 million, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Individual Investor share class; and (II) the Fund’s Institutional share class, on an annual basis, do not exceed (a) 1.18% of (i) the average daily net assets of the Fund up to and including $250 million, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Institutional share class, and (b) 1.13% of (i) the average daily net assets of the Fund in excess of $250 million, times (ii) the percentage of the total average daily net assets of the Fund attributable to the Fund’s Institutional share class. The Administrator receives a fee from the Equity Fund’s Individual Investor Class at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Equity Fund’s Individual Investor Class (including investment advisory and distribution fees ), on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets and the total operating expenses of the Equity Fund’s Institutional Class (including investment advisory and distribution fees), on an annual basis, do not exceed 0.95% of the Fund’s Institutional Class average daily net assets. The Administrator receives fees from the International Index Fund’s Individual Investor Class and Institutional Class at a rate such that immediately following any payment to the Administrator, the total operating expenses of the International Index Fund’s Individual Investor Class (including investment advisory and distribution fees), on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets and the total operating expenses of the International Index Fund’s Institutional Class (including investment advisory and distribution fees), on an annual basis, do not exceed 0.98% of the Fund’s Institutional Class average daily net assets.

For the fiscal years ended July 31, 2021, 2022 and 2023, the Balanced Fund’s Individual Investor Class accrued administrative fees aggregating $2,659,519, 2,605,436 and $2,329,360, respectively. For the fiscal years ended July 31, 2021, 2022 and 2023, the Balanced Fund’s Institutional Class accrued administrative service fees aggregating $208,721, $514,843 and $546,873, respectively. For the fiscal years ended July 31, 2021, 2022, and 2023, the Equity Fund’s Individual Investor Class accrued administrative service fees aggregating $3,076,004, $3,379,601 and $2,926,075, respectively. For the fiscal years ended July 31, 2021, 2022, and 2023 the Equity Fund’s Institutional Class accrued administrative service fees aggregating $962,226, $1,470,814 and $1,555,931, respectively. For the fiscal years ended July 31, 2021, 2022, and 2023, the International Index Fund’s Individual Investor Class accrued administrative service fees aggregating $378,545, $486,985, and 488,969, respectively. For the fiscal years ended July 31, 2021, 2022, and 2023, the Institutional Class accrued administrative service fees aggregating $606,924, $806,307 and $866,923, respectively.

Subadministrator and Fund Accountant. Pursuant to a Subadministration and Fund Accounting Agreement (the “Subadministration and Fund Accounting Agreement”), between the Administrator and UMB Fund Services, Inc. (“UMBFS”), UMBFS provides certain day-to-day administrative and fund accounting services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration and Fund Accounting Agreement provides that it shall continue in effect for an initial three years from the date of the Agreement followed by successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or all Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days’ written notice.

The Subadministration and Fund Accounting Agreement provides further that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for an error of judgment, mistake of law, or loss resulting from willful misfeasance, bad faith, fraud or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration and Fund Accounting Agreement.

UMBFS receives a fee based on each Fund’s average net assets beginning at the annual rate of 0.06% on the first $250,000,000 of average net assets and decreasing as assets reach certain levels. At average net assets of the Fund greater than $250,000,000, UMBFS receives a fee based on the Fund’s average net assets at the annual rate of 0.05% on the next $500,000,000 of average net assets. At average net assets of the Fund greater than $750,000,000, UMBFS receives a fee based on the Fund’s average net assets at the annual rate of 0.04%. The Balanced Fund and the Equity Fund are each subject to an annual minimum fee of $65,000. The International Index Fund is subject to an annual minimum fee of $60,000. The minimum annual fee increases in an amount equal to the annual increase in the Consumer Price Index-Urban Wage Earners (“CPI”). In addition, UMBFS receives an annual fee of $15,000 per share class.

For the fiscal years ended July 31, 2021, 2022, and 2023, the Administrator paid fees of $226,947 $264,461, and $253,337, respectively, to UMBFS relating to services performed on behalf of the Balanced Fund. For the years ended July 31, 2021, 2022 and 2023, the Administrator paid fees of $274,237, $324,554, and $311,730, respectively, to UMBFS relating to services performed on behalf of the Equity Fund. For the fiscal years ended 2021, 2022 and 2023, the Administrator paid fees of $108,080, $133,693 and $141,903, respectively, to UMBFS relating to services performed on behalf of the International Index Fund.

Transfer Agent. The Trust has entered into a transfer agency agreement with Atlantic Shareholder Services, LLC (“Atlantic”), pursuant to which Atlantic acts as transfer agent for the Trust (the “Transfer Agent”). Atlantic maintains an account for each shareholder of each Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

Custodian. Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. acts as the custodian of the Funds’ assets (i.e., cash and securities) (the “Custodian”). The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, collecting interest on the Funds’ investments, and maintaining books of original entry for portfolio and fund accounting and other required books and accounts. Securities held by the Funds may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds nor does the Custodian decide which securities the Funds will buy or sell. For its services, UMB Bank, n.a. receives such compensation as may from time to time be agreed upon by it and the Funds.

Distributor. UMB Distribution Services, LLC (“the Distributor”) acts as the agent of the Trust in connection with the offering of the Individual Investor Class and the Institutional Class shares of the Balanced Fund, the Equity Fund, and the International Index Fund pursuant to a Distribution Agreement.

FINANCIAL INTERMEDIARIES

Green Century Capital may enter into contracts with banks, brokers and other financial intermediaries (“Financial Intermediary”). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers’ shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4) transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; (5) provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in each of the share classes of a Fund in a customer’s account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, a Financial Intermediary may receive fees from Green Century Capital as agreed upon from time to time between Green Century Capital and such Financial Intermediary.

An investor who has an account with a Financial Intermediary may place purchase orders for shares in each of the share classes of the Green Century Funds through that Financial Intermediary. Subject to applicable law, the Funds will be deemed to have received the purchase or redemption order for Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order, and such orders will be priced at each of the share classes of each Fund’s net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary.

Note, however, that if shares are redeemed within 60 days of purchase, or acquisition through exchange, a redemption fee equal to 2% of the net asset value of the shares redeemed will be charged. The fee is charged for the benefit of remaining shareholders and will be paid to a Fund to help offset transaction costs a Fund may incur due to excess short-term trading in a Fund. To calculate redemption fees, a Fund will use the first-in, first-out (“FIFO”) method to determine which shares are being redeemed. Under this method, the date of the redemption will be compared with the earliest purchase date shares were acquired for the account. The Funds reserve the right to modify the terms of, or terminate, the fee at any time. In some cases, the Funds may be offered through certain Financial Intermediaries whose redemption fee policies may differ from those of the Funds. Shareholders who purchase through Financial Intermediaries may be subject to that Financial Intermediary’s policies on redemption fees and market timing.

Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of shares in each of the share classes of the Funds. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of shares.

NET ASSET VALUE; REDEMPTION IN KIND

The net asset value (“NAV”) of shares of each class of each Fund is determined each day the NYSE is open for trading (“Fund Business Day”). (As of the date of this SAI, the NYSE is open for trading every weekday except in an emergency and on the following holidays: New Year’s Day, Martin Luther King, Jr.

Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of NAV of shares in each class of the Funds is made once during each such day as of the scheduled close of regular trading of the NYSE (usually 4:00 p.m., Eastern Time) in the case of each class of the Funds by dividing the value of a Fund’s total assets less its liabilities attributable to each class by the number of shares of each class of the Fund outstanding at the time the determination is made. If the NYSE closes at another time, each class of each Fund will calculate its NAV as of the scheduled closing time.

Valuation Procedures: Green Century Capital has been designated as the Funds’ valuation designee in accordance with Rule 2a-5 under the 1940 Act, with responsibility for fair valuation, subject to oversight by the Board of Trustees. The investments held by each of the Green Century Funds are valued as per the procedures set forth below:

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Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price as of the close of trading of the NYSE. Securities listed on U.S. national securities exchanges other than NASDAQ for which last sale prices are not available are valued at the mean between the closing bid and closing asked prices.

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NASDAQ National Market® and Small CapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an NOCP is not available for any such security, the security will be valued at the last sale price or, if there have been no sales that day, at the mean between the closing bid and closing ask price.

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OTC Bulletin Board securities are valued at the last reported trade prices in accordance with NASDAQ procedures or, if there is no sale of such a security on that day, at the mean between the current bid and current ask price.

•	Unlisted U.S. securities are valued at the last sale price or, when last sale prices are not available, at the last quoted bid price.

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Debt securities (other than certificates of deposit and short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices.

•	Certificates of Deposit are valued at par plus accrued interest.

•	Short-term obligations maturing in 60 days or less are valued at amortized cost.

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For the International Index Fund, non-U.S. securities traded on foreign exchanges are valued, in part, based on a fair value model developed by an independent pricing service. On a daily basis, the pricing service recommends changes, based on the proprietary model, to the closing local market prices of each non-U.S. security to reflect the security’s fair value at the time a Fund determines its net asset value. When the pricing service’s recommended fair value carries the pricing service’s 90% or better confidence level, the security is valued at the pricing service’s recommended fair value. Securities with fair value recommended prices that do no do not meet the minimum 90% confidence level are valued using the composite price from the security’s local market.

•	Non-U.S. securities will normally be valued using the currency exchange rates as of 4:00 p.m. Eastern Time.

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Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. Non-U.S. markets open for trading on weekends and other days when a Fund does not price its shares. Therefore, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

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All other securities not listed above and all securities for which current, or updated within 24 hours on a day the NYSE is open in the case of foreign securities, market quotations are not readily available are valued at “fair value” as determined in good faith using fair value pricing methods.

The frequency with which each Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which each Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to the following: (i) an unlisted security related to corporate actions, (ii) a restricted security (i.e., one that may not be publicly sold without registration under the 1933 Act), (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange, (iv) a security that is thinly traded, (v) a security in default or bankruptcy proceedings for which there is no current market quotation, (vi) a security affected by extreme market conditions, (vii) a security affected by currency controls or restrictions, and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the net asset value of each share class of a Fund is computed and that may materially affect the value of the Fund). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that a Fund would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s investments and the reflection of that change in the net asset value of each share class of a Fund.

Subject to the Trust’s compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90-day period to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of such 90-day period.

INCOME TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations.

Taxation of the Funds

Each Fund has elected to be, and intends to qualify to be treated each year as, a separate “regulated investment company” under Subchapter M of the Code. As long as a Fund qualifies for treatment as a “regulated investment company” under the Code, it will not be subject to federal income taxes on amounts distributed to shareholders, and it will not be required to pay Massachusetts income or excise taxes.

Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund’s annual gross income, without offset for losses from the sale or other disposition of stock, securities, or foreign currencies, be derived from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or (subject to certain limitations) foreign currencies, other income derived with respect to its business of investing in such stock, securities or foreign currencies, and (ii) net income derived from an interest in a “qualified publicly traded partnership” as defined in the Code; and (b) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, receivables, U.S. Government securities, securities of other regulated investment companies and other securities (with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses (other than securities of other regulated investment companies), or the securities of one or more “qualified publicly traded partnerships”. For purposes of the 90% of income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the check-the-box regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, a Fund may be required to limit its equity investments in certain entities if those entities earn fee income, rental income or other nonqualifying income.

In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, a Fund must distribute with respect to each year at least the sum of 90% of its net investment income and net short-term capital gains earned in each year and 90% of its net tax-exempt interest income, if any. If a Fund should fail to qualify for treatment as a “regulated investment company” in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as dividend income to the shareholders. Under these circumstances, corporate shareholders may be eligible for the “dividends received deduction” in respect of those dividends and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute “qualified dividend income”. (See “Taxation of Shareholders” below.) Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

If a Fund meets the distribution requirements but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Under the Code, a Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Funds intend to make distributions in a timely manner and accordingly do not expect to be subject to the excise tax.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of Shareholders

Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Funds. Except as discussed below and assuming the distributing Fund has sufficient earnings and profits, dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of ordinary dividends to a Fund’s non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at reduced rates, to the extent such distributions are derived from, and reported by the Fund as, “qualified dividend income”. If 95% or more of a Fund’s gross income for a taxable year, calculated without taking into account net capital gains, represents “qualified dividend income”, the Fund may report, and the Fund’s non-corporate shareholders may then generally treat, all distributions of such income as “qualified dividend income”. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations”, which are certain corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Certain foreign corporations that are not otherwise qualified foreign corporations may be treated as qualified foreign corporations with respect to dividends they pay if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations”.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

If a Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends will normally be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. For non-corporate shareholders, long-term capital gains are generally subject to U.S. federal income tax at reduced rates.

Since the International Index Fund’s income is derived primarily from non-U.S. investments, it is not expected that a substantial portion of dividends paid by that Fund will qualify for the dividends-received deduction for corporations.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Although dividends generally will be treated as distributed when paid, any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain distributions made after the close of the taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

The Funds will notify shareholders regarding the federal tax status of their respective distributions after the end of each calendar year.

A Fund’s distribution will have the effect of reducing the per share net asset value of the shares of each of the Fund’s share classes by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares: Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. In general, any gain or loss realized on the disposition of Fund shares by a shareholder who holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gain). Additionally, any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

A Fund will report to the U.S. Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, a Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of a Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will be treated as held in separate accounts. If a shareholder has a different basis for different shares of a particular Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using a default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Funds. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Retirement Plans: Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies or effecting such sales or exchanges.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Tax-Exempt Educational Institutions: Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

U.S. Taxation of Non-U.S. Persons: Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions paid to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Unless they have already been subject to withholding as described in the preceding paragraph, dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. This 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Any amounts over-withheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to file such claims.

Backup Withholding: Each Fund is also required in certain circumstances to apply backup withholding on dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax described in the immediately preceding paragraph. Any amounts overwithheld may be recovered by filing a claim for a refund with the IRS within the time period appropriate to file such claims.

Foreign Income Taxation of Non-U.S. Persons: Distributions received from the Funds by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

State and Local Income Taxes: U.S. Government Securities: Dividends that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Foreign Income Taxes: Investment income and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The Balanced and Equity Funds do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the International Index Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the International Index Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the International Index Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Under certain circumstances, if the International Index Fund receives a refund of foreign taxes paid in respect of a prior year, the value of that Fund’s shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of that Fund’s foreign taxes for the current year could be reduced.

Foreign Investments: Special tax considerations apply with respect to foreign investments. Foreign currency gains and losses may be treated as ordinary income and loss. A Fund may elect to mark to market any investments in “passive foreign investment companies” on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Investments made by a Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund.

Certain Other Investments: Any investment in zero coupon bonds, certain stripped securities, and certain other securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Any investment by the Balanced Fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or ‘‘REMIC,’’ can create complex tax problems, especially if the Balanced Fund has state or local governments or other tax-exempt organizations as shareholders.

The Balanced Fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for the Funds. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Balanced Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Options, Futures Contracts, and Forward Contracts: Any investment by a Fund in options, futures contracts, forward contracts and certain related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions that substantially diminish risk of loss with respect to other positions in the applicable portfolio may constitute ‘‘straddles,’’ and may be subject to special tax rules that would cause deferral of losses, adjustments in the holding periods of securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund’s activities in options, futures contracts, and forward contracts may be restricted by the requirements of the Code for qualification as a regulated investment company.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of the Trust. The Trustees have authorized the issuance of two classes of shares for each Fund: Individual Investor Shares and Institutional Shares.    Each share of a class of a Fund represents an equal proportionate interest in the assets of that Fund allocable to that class. The shares of each class of a Fund represent an interest in the same portfolio of investments in the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and intermediary fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class. Shares of a Fund vote together as a single class to approve advisory agreements or changes in fundamental investment policy, as well as in the election or selection of Trustees, principal underwriters and accountants. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Upon liquidation or dissolution of a Fund, shareholders of each class of the Fund would be entitled to share pro rata in the net assets of the Fund allocable to that class available for distribution to shareholders. The Trust reserves the right to create and issue additional series and classes of shares, in which case the shares of each class of a series would participate equally in the earnings dividends and assets allocable to that class of the particular series. The Trust also reserves the right to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Funds if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Funds.

Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so.

The Trust may, without shareholder approval, change the Funds’ form of organization, reorganize the Funds, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Funds, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the Funds, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Funds, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Funds, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Funds, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds or that series or class, or by the Trustees by written notice to the shareholders of the Funds or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust is an entity of the type commonly known as a “Massachusetts business trust”. Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or the Funds’ shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

The Trust’s Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action with respect to a Fund, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Trust’s Declaration of Trust details various information, certifications, undertakings, and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative or direct action is brought in violation of the Trust’s Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The Trust’s Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Trust’s Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Trust’s Declaration of Trust provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. The Trust’s Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third-party beneficiary rights, except as may be expressly provided in any service contract or agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BALANCED FUND

Specific decisions to purchase or sell securities for the Fund are made by a team of portfolio managers who are employees of the Subadviser and who are appointed and supervised by its senior officers. The Board of Trustees reviews changes in the Fund’s investments. The Fund’s portfolio managers may serve other clients of the Subadviser in a similar capacity.

The Subadviser makes decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm. The Subadviser is also responsible for the execution of transactions for other accounts managed by it.

The Subadviser places the security transactions of the Balanced Fund and other accounts managed by it for execution with various broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, the impact of liquidity rebates on the selection of brokers and the negotiation of commission rates, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser’s other clients in part for providing brokerage and research services to the Subadviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities that the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Subadviser obtains services relevant to its investment decision-making process from full-service broker-dealers with which the Subadviser places the Fund’s transactions. These Research Services include economic research, company and industry research, and other broker services. Subject to its obligation to seek best execution, Subadviser directs trades through such broker-dealers in order to obtain the Research Services. Subadviser has an incentive to select or recommend a broker-dealer based on its interest in receiving the Research Services, rather than on the Fund’s interest in receiving most favorable execution. Trillium directs trades to broker-dealers based on its investment team’s evaluation of the brokers’ services and execution ability. It is possible that the Fund will pay a higher commission than that obtainable from broker-dealers who provide only execution

The Research Services allowable must be eligible under the interpretive commission guidance established by the SEC effective July 24, 2006, and may change pending further SEC guidance. Such Research Service are useful and of value to the Subadviser in rendering investment advisory services to its clients. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services that the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.

The Subadviser does not proportionally allocate research benefits to its clients, regardless of whether any such client or clients paid commissions to the broker-dealer that provided the Research Service. The Subadviser does not reduce the advisory fee paid by the Balanced Fund because the Subadviser receives such Research Services.

Subject to Section 28(e) of the Exchange Act, Subadviser obtains services relevant to its investment decision-making process from full-service broker-dealers using client commissions. Such services include economic research, company and industry research, and other broker services. Subadviser benefits from the use of client commissions in order to pay for the research and services provided by full-service broker-dealers.

Subject to its obligation to seek best execution, Subadviser directs trades through such brokers in order to obtain the services. Subadviser has an incentive to select or recommend a broker-dealer based on its interest in receiving the research or services, rather than on clients’ interest in receiving most favorable execution. Subadviser directs trades to brokers based on its investment team’s evaluation of the brokers’ services and execution ability.

Research benefits are not limited to those clients who have generated a particular commission although certain commission allocations connect to particular clients or groups of clients. Subadviser does not proportionally allocate research benefits to any accounts that generate different amounts of the commission allocation. Such research benefits all of Subadviser’s clients, although it is possible that a client will pay a higher commission than that obtainable from brokers who provide only execution.

Subadviser does not have soft dollar commitments to obtain third party research. Subadviser accounts, including the Green Century Balanced Fund, did not generate any soft dollar commission credits to obtain third party research for the previous quarter. Subadviser accounts did not generate soft dollar commission credits to obtain third party research in calendar years 2021, 2022 and 2023. Trillium-advised accounts, including the Green Century Balanced Fund, did not generate soft dollar commissions to obtain third party research through September 30, 2023.

The commission rate paid to executing broker-dealers is $0.03 per share. Pursuant to the safe harbor provided by Section 28(e) of the Exchange Act, Subadviser believes that the access to important research and industry information provided by executing broker-dealers using the current commission rate is more beneficial to the Green Century Balanced Fund than the loss of such access resulting from a reduction in commission rates to the Green Century Balanced Fund.

Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

For the fiscal years ended July 31, 2021, 2022, and 2023, the Balanced Fund paid brokerage commissions aggregating $19,901, $23,408, and $34,848, respectively.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Section 17(e)(2) and Rule 17e-1 under the 1940 Act to ensure that all commissions, fees and other remuneration, including liquidity rebates for order flow, to be paid to such affiliated brokers are fair and reasonable to each Fund’s shareholders.

In addition, the Trust has adopted procedures to require that the Subadviser does not place trades for the purpose of generating any remuneration for an affiliated or non-affiliated broker-dealer (other than commissions), including liquidity rebates for order flow.

Further, the Subadviser is required to report on a quarterly basis, to the extent that the information is available, all remuneration (in addition to commissions) received by affiliated and non-affiliated broker-dealers in respect of the Balanced Fund’s portfolio transactions or, if such information is not available, that it has determined that such remuneration, if any, was not material in relation to the selection of brokers and the negotiation of commission rates.

The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made for the Fund whenever necessary, in management’s opinion, to meet the Fund’s objective. The portfolio turnover rates for the Balanced Fund for the fiscal years ended July 31, 2021, 2022 and 2023 were 17%, 9%, and 21%, respectively.

EQUITY FUND

Specific decisions to purchase or sell securities for the Equity Fund are made by portfolio managers who are employees of NTI and who are appointed and supervised by its senior officers. The portfolio managers of the Equity Fund may serve other clients of NTI in a similar capacity.

Frequent changes in the Equity Fund’s holdings may result from the policy of attempting to correlate the Equity Fund’s securities holdings with the composition of the KLD400 ex Fossil Fuels Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Equity Fund increases. The portfolio turnover rates for the Equity Fund for the fiscal years ended July 31, 2021, 2022, and 2023, were 9%, 5% and 4%, respectively.

The primary consideration in placing transactions with broker-dealers for the Equity Fund is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The Equity Trading Department of NTI attempts to achieve these results by using sound business judgment and choosing brokers to execute transactions based on many factors, including: net cost or net realized from the trade; ability to act promptly in executing the trade and delivering the securities; ability to find the natural opposite side of a transaction; ability to buy or sell a block of the size involved in the transaction; superior knowledge and order-flow in specific capitalization categories; ability of the broker to commit proprietary capital to facilitate orders; ability to work large orders discreetly; experience or knowledge of the particular security and access to sources of supply or market thereof; utilization of alternative markets including “third” and “fourth” markets; best way to reach other institutional investors; financial responsibility and reputation; operational efficiency; value-added information flow; ability to minimize impact by providing anonymity (e.g., ECN).

The Investment Subadvisory Agreement with NTI provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of the Equity Fund’s securities to generate so-called “soft dollars.” “Soft dollar” arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund’s manager.

In certain instances, there may be securities that are suitable for the Equity Fund as well as for one or more of NTI’s or Green Century Capital’s other clients. Investment decisions for the Equity Fund and for NTI’s or Green Century Capital’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity Fund is concerned. However, it is believed that the ability of the Equity Fund to participate in volume transactions will produce better executions for the Equity Fund.

For the fiscal years ended July 31, 2021, 2022, and 2023, the Equity Fund paid brokerage commissions of $2,214, $3,400 and $1,811, respectively.

No Portfolio transactions may be executed with the Adviser or the Subadviser, or with any affiliate of the Adviser or the Subadviser, acting either as principal or as broker, except as permitted by applicable law.

INTERNATIONAL INDEX FUND

Specific decisions to purchase or sell securities for the International Index Fund are made by portfolio managers who are employees of NTI and who are appointed and supervised by its senior officers. The portfolio managers of the International Index Fund may serve other clients of NTI in a similar capacity.

Frequent changes in the International Index Fund’s holdings may result from the policy of attempting to correlate the International Index Fund’s securities holdings with the composition of the World ex USA SRI ex Fossil Fuels Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the International Index Fund increases. The portfolio turnover rates for the International Index Fund for the fiscal years ended 2021, 2022, and 2023 were 31%, 29%, and 42%, respectively.

The primary consideration in placing transactions with broker-dealers for the International Index Fund is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The Equity Trading Department of NTI attempts to achieve these results by using sound business judgment and choosing brokers to execute transactions based on many factors, including: net cost or net realized from the trade; ability to act promptly in executing the trade and delivering the securities; ability to find the natural opposite side of a transaction; ability to buy or sell a block of the size involved in the transaction; superior knowledge and order-flow in specific capitalization categories; ability of the broker to commit proprietary capital to facilitate orders; ability to work large orders discreetly; experience or knowledge of the particular security and access to sources of supply or market thereof; utilization of alternative markets including “third” and “fourth” markets; best way to reach other institutional investors; financial responsibility and reputation; operational efficiency; value-added information flow; ability to minimize impact by providing anonymity (e.g., ECN).

The Investment Subadvisory Agreement with NTI provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of the International Index Fund’s securities to generate so-called “soft dollars.” “Soft dollar” arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund’s manager.

In certain instances, there may be securities that are suitable for the International Index Fund as well as for one or more of NTI’s or Green Century Capital’s other clients. Investment decisions for the International Index Fund and for NTI’s or Green Century Capital’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the International Index Fund is concerned. However, it is believed that the ability of the International Index Fund to participate in volume transactions will produce better executions for the International Index Fund.

For the fiscal years ended 2021, 2022, and 2023, the International Index Fund paid brokerage commissions of $14,373, $15,203 and $11,133, respectively.

No Portfolio transactions may be executed with the Adviser or the Subadviser, or with any affiliate of the Adviser or the Subadviser, acting either as principal or as broker, except as permitted by applicable law.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds’ Portfolio Holdings is provided below.

This policy governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. The Funds and their administrator, Green Century Capital, have a fiduciary duty to inform the Funds’ shareholders as well as prospective investors of the Funds’ securities holdings in a timely manner while also preventing anyone, including arbitrageurs, from misusing this data to the detriment of the Funds and their shareholders. The goal of this policy is that information on the Funds’ portfolio holdings be disclosed as widely as practicable and on a concurrent basis to shareholders and other interested persons and entities, or as required by law. Any information disseminated in any other manner on the Funds’ portfolio holdings will be posted to the Funds’ or another publicly available website concurrently. Thus, the Funds and Green Century Capital will not disclose the Funds’ portfolio holdings in a selective manner, will not allow the Funds’ service providers to disclose holdings in a selective manner and will not enter into any agreements to disclose holdings to any person or entity that are not widely available to the public. Neither the Funds, Green Century Capital, nor any other party will accept any compensation or other consideration for the receipt of portfolio holdings data.

The Funds make the following holdings information available no earlier than the dates listed in the following schedule:

•	Top five or ten holdings of each Fund as of calendar quarter end, with a minimum five-day delay following calendar quarter end.

•	Full holdings of each Fund as well as a listing of each Fund’s investments by industry sector as of calendar quarter end, with a minimum five-day delay following calendar quarter end.

•	Full holdings of each Fund as of fiscal quarter end, no earlier than the filing of the Form N-PORT, Part F or commencement of distribution of the Annual or Semi-Annual Report.

•

At the discretion of an Officer of the Funds, full holdings, with a minimum five-day delay following other month end periods, including instructing the Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator to electronically disseminate each of the Fund’s full holdings to various mutual fund rating and information services companies.

The Funds require the following procedures for the disclosure of the Funds’ portfolio holdings:

•

The Green Century Funds website (www.greencentury.com) lists each of the Funds’ top five or ten holdings, as well as full holdings of each Fund, as of the end of each calendar quarter end, with a minimum five-day delay following calendar quarter end.

•

The Funds’ Annual Report for its fiscal year end July 31 and its Semi-Annual Report for its semi-annual period end January 31 are posted to the Funds’ website simultaneously with the commencement of distribution of the Annual or Semi-Annual Report. The Funds’ Annual Report and Semi-Annual Report list all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods.

•

Within three business days of receipt of a request, Green Century Capital mails to prospective investors and other inquirers a prospectus and other material which includes a listing of each Fund’s investments by industry sector as of the end of each calendar quarter, with a minimum five-day delay following calendar quarter end.

•

Also, within three business days of receipt of a request, Green Century Capital mails to prospective investors and other inquirers a current Annual Report or Semi-Annual Report which includes a list of all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods, no earlier than the commencement of distribution of the Annual or Semi-Annual Report.

•

The Funds file Form N-CSR within 10 days after the transmission to shareholders of the Annual or Semi-Annual Report included in the Form N-CSR and file Form N-PORT, Part F within sixty days of the close of each of the Funds’ first and third fiscal quarter ends with the SEC. The Form N-CSR and Form N-PORT, Part F filings include a complete list of each of the Funds’ portfolio holdings, which are posted to the Funds’ website as of the date of the filing of Form N-PORT, Part F, or simultaneously with the commencement of the distribution of the Annual or Semi-Annual Report.

•

The Funds’ Annual Report and Semi-Annual Report are distributed to shareholders beginning within sixty days of the close of each semi-annual fiscal period. The Funds’ Annual Report and Semi-Annual Report include a complete list of each of the Funds’ portfolio holdings.

•

The Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator electronically disseminate each of the Funds’ full portfolio holdings to various mutual fund rating and information services companies as of each calendar quarter end with a minimum five-day delay. The mutual fund rating and information services companies include but are not limited to Morningstar, Lipper and Bloomberg.

The Funds require anyone who has access to information on the Funds’ portfolio holdings in connection with the services they provide to the Funds to only disclose that information after the holdings have been made public as per the schedule described above. Those who have access to information on the Funds’ portfolio holdings in connection with the services they provide to the Funds include: the Funds’ Trustees and Officers; Green Century Capital officers, directors, employees, consultants, and volunteers; and employees and others associated with service providers or prospective service providers to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm of the Balanced Fund, the Equity Fund and the International Index Fund.

ADDITIONAL INFORMATION

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds’ portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

With respect to the securities offered by the Funds’ Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C and may be accessed on the EDGAR Database on the SEC’s internet site at http://www.sec.gov.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Balanced, Equity and International Index Funds as of July 31, 2023, filed as part of each Fund’s Annual Report with the Securities and Exchange Commission, are hereby incorporated by reference from such report. Shareholders may obtain copies of the Annual Report, without charge, by calling 1-800-934-7336 or visiting the Funds’ website at www.greencentury.com.

THE GREEN CENTURY EQUITY FUND AND THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND (THE “FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI OR ITS LICENSORS. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GREEN CENTURY CAPITAL MANAGEMENT. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of the Green Century Equity Fund, the Green Century MSCI International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS1

The ratings of Moody’s Investors Service, Inc., S&P’s Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5

[1]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[2]	In some cases, the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[3]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction

[4]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

[5]

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

[6]	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
[7]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2- Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3- Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC-An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3-Speculative capacity to pay principal and interest.

D- D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business, or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange;

•

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument, or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g., “AAApre”, “AA+pre”).

Structured Finance Defaults

“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

[8]	A long-term rating can also be used to rate an issuer with short maturity.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – GREEN CENTURY CAPITAL MANAGEMENT PROXY VOTING POLICIES AND PROCEDURES

Introduction

Green Century Capital Management, Inc. (Green Century), as the investment adviser, is responsible for voting the proxies for securities held by the Green Century Balanced Fund (the Balanced Fund), the Green Century Equity Fund (the Equity Fund), the Green Century MSCI International Index Fund (the International Index Fund) and for any other series of the Green Century Funds for which it serves as the adviser (the Funds and each a Fund). Green Century has performed this duty for the Balanced Fund since the inception of the Balanced Fund. Green Century has performed this duty for the Equity Fund since it became the Equity Fund’s adviser on November 28, 2006. Green Century has performed this duty for the International Index Fund since the inception of the International Index Fund.

In considering each proxy vote, Green Century weighs first and foremost the best interests of the Funds and the best interests of the Funds’ shareholders. Green Century’s policy is to ensure that all of the Funds’ proxies are at all times voted in the best interest of the Funds and their shareholders. The Green Century Capital Management, Inc. Proxy Voting Policies and Procedures (the Policies and Procedures) that follow are designed to protect the best interests of the Funds and their shareholders. Green Century is guided by these policies in making proxy voting decisions.

These policies do not discuss every issue on which a Fund may be asked to vote, and there may be occasions when Green Century believes that a vote that does not adhere strictly to these policies is in the best interests of a Fund and a Fund’s shareholders. In these cases, Green Century will vote a Fund’s shares in accordance with its view of the best interests of a Fund’s shareholders.

Policies for the Green Century Balanced Fund, the Green Century Equity Fund and the Green Century International Index Fund:

Environmental Issues

Green Century believes that environmental issues are the most critical issues facing our nation and our world in the twenty-first century. Environmentally destructive practices and policies are not just bad for the planet – they can also create significant risks and disadvantages for companies. Green Century will, on behalf of each Fund, vote proxies in favor of resolutions that encourage improved environmental performance and more sustainable business practices. In addition to voting a Fund’s proxies in support of environmental protection, Green Century conducts shareholder advocacy campaigns to promote corporate environmental responsibility.

Below are the primary environmental issues that are frequently raised in shareholder resolutions and a discussion of how Green Century will vote on these issues on behalf of each Fund.

Energy and Natural Resource Conservation

America’s prosperity has resulted largely from the extraordinary abundance of water, wood, oil, and other natural resources our country enjoys. But the enormous environmental cost of extracting and consuming these resources can be measured in increasing carbon emissions, rising temperatures, scarred landscapes, and overflowing garbage dumps. Our breakneck rate of consumption has earned us the moniker “the throwaway society;” it has also contributed to the climate crisis where dangerous heat waves, shrinking snow pack and increased drought now demand immediate action.

Green Century advocates for the sustainable use of our natural resources. We call for the development of clean, renewable energy. We support conservation and efficiency, reuse and recycling, and other policies to ensure quality of life not just for ourselves, but for generations to come. We support increased disclosure and transparency of a company’s environmental impacts and support policies that encourage the reduction of these impacts.

Green Century will encourage the conservation of our natural resources by voting each Fund’s proxies as described below. When given the opportunity to vote on other conservation-related issues, Green Century will vote to support resource conservation.

Climate Change: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on its contribution to global warming and disclose information on the environmental and financial risks of climate change, as well as resolutions requesting that a company take action to reduce its impact on the global climate and mitigate associated risks.

Renewable Energy and Energy Efficiency: Green Century will vote each Fund’s proxies to support resolutions encouraging a company to increase its investments in renewable energy and energy efficiency.

Product Responsibility and Safety: Shareholders have asked companies to take responsibility for the impact of their products throughout their lifecycle, including addressing the environmental impact, ensuring product safety, reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote each Fund’s proxies to support resolutions in these areas.

Use of Recycled Materials: Green Century will vote each Fund’s proxies to support resolutions that request a greater use of recycled content in a company’s products, and the greater use of recycled paper overall.

Public Health

Clean air, clean water and safe food are the most basic necessities of a healthy life. Yet, from “The Jungle” of Upton Sinclair to the 2010 oil well blowout in the Gulf of Mexico, corporations and the government have a long track record of gambling with the public’s health.

Green Century supports action to protect the public from threats to the purity of our air, water and food, including the elimination of dangerous chemicals and practices and the cleanup of areas that have been contaminated with dangerous pollutants. Green Century also pressures industry to find safer ways of doing business in order to prevent future pollution.

Green Century will promote public and environmental health protections by voting each Fund’s proxies as described below. When given the opportunity to vote on other public or environmental health issues, Green Century will vote to support those protections.

Chemical Safety: Shareholders have asked companies to take a variety of actions relating to toxic and potentially toxic chemicals. These actions include phasing out or eliminating, where appropriate, use of the chemicals, reporting on the availability of alternatives, or reporting on the business risk from liability or changed regulations. Green Century will support these and similar resolutions.

Toxic Waste Sites: Green Century will vote each Fund’s proxies to support resolutions that encourage a company to report on areas that it has contaminated with toxic waste, including Superfund sites and brownfields, and to take responsibility for cleaning up those sites.

Environmental Hazards to Communities: Green Century will support resolutions asking companies to disclose the use of substances that pose an environmental health or safety risk to communities in which they operate.

PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote each Fund’s proxies to support resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote each Fund’s proxies to support resolutions that seek the elimination of the use of mercury in consumer and medical products.

Genetically Engineered (GE) Foods: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on and reduce its use of GE ingredients, as well as resolutions asking for the labeling of such foods.

Animal Welfare: Green Century will support resolutions asking restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders.

Preservation Issues

The natural environment is the ecological bedrock on which all life depends. Yet from the extinction of species to the vanishing wilderness, the pursuit of short-term gain has come at a terrible cost to our natural heritage. Green Century supports the preservation of our environment – for its own sake, for its ecological value, and for the inspiration and wonder it provides for the world’s people. Green Century supports the protection of natural ecosystems, large and small, around the world, as well as the endangered and threatened species that need them to survive.

Green Century will help to preserve our environment by voting each Fund’s proxies as described below. When given the opportunity to vote on other preservation issues, Green Century will vote to support the preservation of our wilderness and public lands.

Sensitive ecosystems and other wilderness areas: Green Century will vote each Fund’s proxies to support resolutions asking a company to reduce its negative environmental impacts and/or not to conduct destructive operations, such as oil drilling or mining, in these areas.

Responsible Forestry: Green Century will vote each Fund’s proxies to support resolutions that promote sustainable forest management practices.

Sprawl and Open Space: Green Century will vote each Fund’s proxies to support resolutions that demand that a company not unnecessarily destroy or develop open spaces and wilderness areas.

Water Use: Green Century will support resolutions requesting companies to report on the business risks associated with their use of water, and steps taken to mitigate the impact on water supplies of communities near company operations.

Tobacco Issues

The tobacco industry has created an environmental and public health disaster. Millions of people die each year from tobacco-related illnesses. Green Century believes that the industry must take responsibility for the production, marketing, and distribution of its products so that consumers, especially children and non-smokers, are not harmed.

Green Century will help to bring about this change by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will vote to support responsible tobacco industry policies.

Green Century will, on behalf of each Fund, support resolutions which aim to limit or eliminate tobacco sales, use and advertising.

Sales to Minors: Green Century will vote each Fund’s proxies to support resolutions that call on retailers to stop selling cigarettes and resolutions that ask retailers to ensure that they are not selling tobacco products to minors.

Smoke-Free Policies: Green Century will vote each Fund’s proxies to support resolutions that encourage restaurants and other businesses to adopt smoke-free policies.

Tobacco Advertising: Green Century will vote each Fund’s proxies to support resolutions that request that media companies report on the effects of tobacco advertising and that encourage restrictions on such advertising.

Corporate Governance Issues

When corporations are not controlled by a strong system of democratic corporate governance, they are then able to ignore the best interests of their shareholders. This betrayal of shareholders’ best interests harms not only the shareholders but also other stakeholders such as the company’s employees, the general public, and the environment.

Green Century believes that a strong system of democratic corporate governance is necessary to protect investors and other stakeholders from corporate mismanagement and malfeasance.

Green Century will help to bring about needed reforms by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will vote to support corporate responsibility and shareholder democracy.

General

Management Compensation and Environmental and Social Performance: Green Century will vote each Fund’s proxies to support resolutions that request reports on the link between executive compensation and a company’s record on environmental and social issues.

Director and Executive Compensation: Green Century will vote each Fund’s proxies to support resolutions that request a report on director and executive compensation, as well as resolutions that would require policies to restrict compensation to reasonable levels. Green Century will also vote in favor of “say on pay” resolutions for compensation packages that are sustainable and equitable.

Auditor Independence: Green Century believes that auditors who provide non-audit-related services, other than tax services, to a company could have a conflict of interest. Therefore, Green Century will vote each Fund’s proxies to support the appointment of a company’s auditor only if the auditor did not receive any non-audit-related fees, excluding tax services fees, from the company in the previous two years. Also, Green Century will vote each Fund’s proxies to support resolutions that encourage companies to have only audit-related services and tax services provided by the company’s auditor.

In-Person Annual Meetings: Some companies are replacing in-person annual meetings with meetings held via the Internet. Green Century believes that this practice limits shareholder democracy; thus, Green Century will vote each Fund’s proxies to support resolutions asking companies to commit to continuing to hold in-person annual meetings.

Political Contributions: Green Century will vote each Fund’s proxies to support resolutions encouraging a company to cease contributing to political parties or partisan activities. Green Century will also vote each Fund’s proxies to support resolutions encouraging boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. Green Century will also support proposals advancing principles of corporate nonpartisanship.

Supermajority Voting: Green Century will oppose proposals that require supermajority voting, or require a level of voting approval in excess of a simple majority. Green Century will support proposals that decrease a mandatory level of support for proposals unless the decrease is to a level below that of a simple majority.

Mergers and Acquisitions: Green Century will oppose the merger of a company into a company held by a Fund if the company to be merged would not meet a Fund’s criteria for environmental or social responsibility. Green Century will also oppose the acquisition of a company if that company would not meet a Fund’s criteria for environmental or social responsibility.

Boards of Directors

Green Century will, on behalf of each Fund, support resolutions designed to enhance the independence and diversity of boards of directors and, where possible, to encourage concern for corporate environmental responsibility among the members of a board of directors.

Candidates for Director: Green Century will vote each Fund’s proxies to support the slate of directors if the company, to the best of Green Century’s knowledge, has a demonstrated commitment to the environment, although Green Century reserves the right to oppose any director who has not demonstrated a commitment to the environment or has individual qualifications that are determined to not be in the best interests of a Fund’s shareholders. Green Century will support resolutions that call for the separation of the Chairperson of the board position from the Chief Executive Officer of the company position.

Staggered or Classified Boards: Some companies stagger the terms of their directors; thus, all directors are not up for election each year. Green Century believes this practice limits opportunities for shareholder democracy; thus, Green Century will vote each Fund’s proxies to support resolutions that would eliminate staggered boards.

Cumulative Voting: This practice allows shareholders to cast all of their director votes for one candidate. Green Century believes cumulative voting aids in the election of independent directors to a company’s board. Thus, Green Century will vote each Fund’s proxies to support resolutions to allow cumulative voting.

Majority Voting: Most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director could be elected, even if 99.9% of shareholders withheld their vote. Green Century will support resolutions asking that boards of directors amend the Company’s governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

Independent Boards: Green Century will vote each Fund’s proxies to support resolutions that require a majority or more of a company’s directors be independent of the company.

Independence of Committees: Green Century will vote each Fund’s proxies to support resolutions that require that audit, compensation, and nominating committees of directors be filled exclusively with independent directors.

Diversity of Board: Green Century will vote each Fund’s proxies to support resolutions encouraging companies to adopt policies to promote a diverse slate of board of directors’ candidates.

Corporate Structure

Employee Stock Ownership Plans (ESOP’s): Green Century will vote each Fund’s proxies to support resolutions to create and maintain these plans as a means of fostering employee ownership if at least 90% of the company’s employees are eligible to participate in such plans.

Stock Option Plans: Green Century will vote each Fund’s proxies to support stock option plans only if at least 90% of the company’s employees are eligible to receive the options granted under the plan.

Stock Issuance: Green Century will vote each Fund’s proxies to support the issuance of stock of a company unless Green Century has reason to believe that the issuance of stock is not in the best interest of the company’s shareholders.

Reporting and Disclosure of Information Issues

Public disclosure of information is fundamental to democracy and the country’s financial system. Investors who are armed with accurate and complete information about a company can hold that company accountable for its performance. Unfortunately, all too often companies do not disclose significant risks that their business faces, especially when these risks concern environmental and social issues.

Green Century believes that investors and the general public are entitled to information relating to a company’s performance in all areas, including environmental and social impacts of a company’s operations. Green Century supports further regulatory action to require that public companies disclose risks relating to environmental, social and governance issues.

Green Century will support greater disclosure by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote to support the disclosure of information unless Green Century believes that such disclosure may not be in the best interest of the company’s shareholders.

Environmental Reports: Green Century will vote each Fund’s proxies to support resolutions requesting that a company disclose information on the company’s practices, programs or risks related to the environment.

Sustainability Reports: Green Century will support proposals asking companies to produce a sustainability/corporate social responsibility report.

Standards of Conduct: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on and develop policies to regulate its conduct overseas, especially regarding its environmental impact.

Standards for Vendors: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on and develop policies to regulate the conduct of its vendors, suppliers, and contractors overseas, especially regarding its environmental impact.

Natural Resource Extraction in Developing Countries: Green Century will vote each Fund’s proxies to support resolutions that request a report on the impact of natural resource development on the environment and on indigenous populations.

CERES Principles: Green Century will vote each Fund’s proxies to support resolutions asking a company to adopt the CERES Principles.

Fair Lending Practices: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on the potential results of adopting fair lending practices, including prohibitions on redlining and on predatory or discriminatory lending.

Excessive Drug Prices: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on policies that would ensure that consumers are charged a reasonable price for prescriptions medications.

Equal Employment and Affirmative Action Reports: Green Century will vote each Fund’s proxies to support resolutions that request a report on issues relating to equal employment opportunity and affirmative action programs.

Discrimination based on Sexual Orientation: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on its reasons for not adopting policies to prohibit discrimination based on sexual orientation.

Pay Equity: Green Century will vote each Fund’s proxies to support resolutions requesting that a company disclose pay comparisons between its women and minority employees and other employees.

Political contributions: Green Century will support proposals that call on the company to disclose, or improve disclosure of its lobbying and political contributions, including payments to trade associations and other tax- exempt organizations.

Other and Miscellaneous Issues

Green Century will vote each Fund’s proxies on a case-by-case basis on any other issues that may arise for which a policy has not been specified.

Conflict of Interest Policies and Procedures

Where voting on a particular issue on behalf of a Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century’s proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century’s proposed vote on the proxy issue in question. In following these procedures, Green Century’s goal is to vote at all times in accordance with the best interests of each Fund and its shareholders.

Proxy Voting Procedures

Green Century has established procedures to ensure that its proxy votes on behalf of each Fund are based on the best available knowledge and careful consideration of the best interests of the Funds. Before voting a proxy, Green Century staff conduct a review of the proxy materials, weighing the views of management and any opposing views that are presented. The Green Century staff then recommend a voting position on each issue in the proxy; in making recommendations, the Green Century staff are guided by the Policies and Procedures and strive to make each vote in accordance with them, unless such a vote would not be in the best interests of a Fund. A Green Century corporate officer reviews all recommendations, makes final determinations on each Fund’s votes, and authorizes votes on all voted proxy documents. Other Green Century staff then cast the votes, at present via the Broadridge ProxyEdge platform.

Disclosure of Proxy Voting Policies and Procedures

As representatives of the Funds, each member of the Board of Trustees is entitled to request a copy, without charge, of the Policies and Procedures from Green Century at any time. Members of the Board of Trustees may do so by sending a written request to 114 State Street, Suite 200, Boston, MA 02109; an email request to info@greencentury.com; or a telephone request by calling 1-800-934-7336.

The Funds’ shareholders and others may obtain a description of Green Century’s Policies and Procedures without charge through any of the above-listed methods, as well as access this information at the Green Century Funds’ website, www.greencentury.com. Green Century will mail a description of the Policies and Procedures via first class mail no later than three business days following receipt of the request. All of each Fund’s Semi-Annual and Annual Reports have and will include disclosure notifying shareholders that they may obtain Green Century Policies and Procedures through these methods. Also, the Policies and Procedures are attached to each Fund’s Statement of Additional Information.

Disclosure of Proxy Votes

As representatives of the Funds, each member of the Board of Trustees is entitled to at any time request a copy, without charge, of a record of how Green Century voted proxies on behalf of a Fund. Members of the Board of Trustees may do so by sending a written request to 114 State Street, Suite 200, Boston, MA 02109; an email request to info@greencentury.com; or a telephone request by calling 1-800-934-7336.

The Funds’ shareholders and others may obtain a copy of a Fund’s proxy voting record without charge through any of the above-listed methods, as well as access this information at the Green Century Funds’ website, www.greencentury.com. Green Century will mail a copy of the proxy voting record via first class mail no later than three business days following receipt of the request. Green Century posts the information included in Form N-PX to the Green Century Funds’ website on the same day that it files Form N-PX with the SEC. All Semi-Annual and Annual Reports of each Fund have and will include disclosure notifying shareholders that they may obtain a Fund’s proxy voting record for the previous year through these methods. Also, each Fund’s Statement of Additional Information includes this disclosure.

By each August 31st, Green Century files Form N-PX on each Fund’s behalf, disclosing information relating to any securities for which a Fund was entitled to vote during the one-year period ended the previous June 30. A Fund’s Form N-PX includes information on the Fund’s votes during the period covered, including the company’s name, its ticker symbol, its CUSIP number, the meeting date, the issue voted on, whether the issue was proposed by management or a shareholder, whether the Fund voted, how the Fund voted, and whether the Fund voted with or against management.

Recordkeeping Procedures

Green Century keeps and maintains the following records regarding its proxy voting on behalf of each Fund: Green Century’s Policies and Procedures; records of votes Green Century cast on behalf of a Fund; records of requests from members of the Board of Trustees (and shareholders of the Funds) for the Policies and Procedures and/or proxy voting information and, in the case of requests for the proxy voting record, records of Green Century’s response; and any documents created by Green Century that were material to making a proxy voting decision, or that document the basis for the decision. These records are kept in Green Century’s office.

Green Century keeps these records in its office for at least two years after the end of the fiscal year in which the record was last revised or updated.

For more Information, contact Green Century at 1-800-934-7336, or email info@greencentury.com.

PART C

OTHER INFORMATION

Item 28	Exhibits:

a-1

Amended and Restated Declaration of Trust of Green Century Funds dated as of June 29, 2016 (Incorporated by reference to Exhibit a-3 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

a-2	Designation of Classes of Shares (Incorporated by reference to Exhibit a-4 of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A)

a-3	Designation of Classes of Shares (Incorporated by reference to Exhibit a-3 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

b-3	Amended and Restated By-Laws of the Trust as of March 25, 2020 (Incorporated by reference to Exhibit b-3 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

c.	None.

d-1

Investment Advisory Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A)

d-2

First Amendment to Investment Advisory Agreement between the Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit d-4 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

d-3

Investment Advisory Fee Waiver with respect to the Green Century Balanced Fund (Incorporated by reference to Exhibit d-4 of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A)

d-4

Second Amendment to Investment Advisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management and Green Century Funds, dated November 28, 2018 (Incorporated by reference to Exhibit d-7 of Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A)

d-5

Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management and Trillium Asset Management (Incorporated by reference to Exhibit d-5 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

d-6

Investment Advisory Agreement with respect to the Green Century Equity Fund between Green Century Capital Management, Inc. and Green Century Funds. (Incorporated by reference to Exhibit d-5 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

d-7

Investment Subadvisory Agreement with respect to the Green Century Equity Fund between Green Century Capital Management, Inc. and Northern Trust Investments, N.A. (Incorporated by reference to Exhibit d-5 of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A)

d-8

Investment Advisory Agreement with respect to the Green Century MSCI International Index Fund between Green Century Capital Management, Inc. and Green Century Funds (Incorporated by reference to Exhibit d-6 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

d-9

Investment Subadvisory Agreement with respect to the Green Century MSCI International Index Fund between Green Century Capital Management, Inc. and Northern Trust Investments, Inc. (Incorporated by reference to Exhibit d-7 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

e-1

Amended and Restated Distribution Agreement between the Registrant and UMB Distribution Services, LLC (the “Distribution Agreement”) (Incorporated by reference to Exhibit e-6 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

e-2	Form of Dealer Agreement. (Incorporated by reference to Exhibit e-5 of Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A)

e-3

Amended and Restated Schedule A to the Amended and Restated Distribution Agreement between the Registrant and UMB Distribution Services, LLC (Incorporated by reference to Exhibit e-3 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

f.	None.

g-1

Custody Agreement between Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-1 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

g-2

Amended and Restated Schedule A to the Custody Agreement by and between Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-2 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

g-3

Amended and Restated Appendix B to the Custody Agreement by and between Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-3 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

g-4

Amended and Restated Appendix A to the Custody Agreement by and between Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-4 of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A)

g-5

Rule 17f-5 Delegation Agreement between the Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-5 of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A)

h-1

Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC (Incorporated by reference to Exhibit h-1 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

h-2

Amendment to Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC (Incorporated by reference to Exhibit h-3 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

h-3

Second Amendment to Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC dated April 30, 2018 (Incorporated by reference to Exhibit h-4 of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A)

h-4

Third Amendment to Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC dated March 25, 2020 (Incorporated by reference to Exhibit h-4 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

h-5

Fourth Amendment to Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC dated November 28, 2020 (Incorporated by reference to Exhibit h-5 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

h-6

Sub-administration and Fund Accounting Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-2 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

h-7

Amended and Restated Schedule A to the Sub-administration and Fund Accounting Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-4 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

h-8

Amended and Restated Schedule B to the Sub-administration and Fund Accounting Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-8 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

h-9

Third Amended and Restated Servicing Agreement between Green Century Capital Management, Inc. and UMB Distribution Services, LLC (Incorporated by reference to Exhibit h-6 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

h-10

Amended and Restated Administrative Services Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A)

h-11

First Amendment to Administrative Services Agreement dated October 8, 2001. (Incorporated by reference to Exhibit h-5 of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A)

h-12

Sub-Administrative Services Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-6 of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A)

h-13

Second Amendment to Administrative Services Agreement dated August 3, 2006. (Incorporated by Reference to Exhibit h-8 of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A)

h-14

Third Amendment to Administrative Services Agreement dated August 24, 2006. (Incorporated by Reference to Exhibit h-9 of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A)

h-15

Fourth Amendment to Administrative Services Agreement dated November 28, 2011. (Incorporated by reference to Exhibit h-8 of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A)

h-16

Fifth Amendment to Administrative Services Agreement dated September 30, 2016 (Incorporated by reference to Exhibit h-13 to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A)

h-17

Sixth Amendment to Administrative Services Agreement dated February 1, 2018 (Incorporated by reference to Exhibit h-16 of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A)

h-18

Seventh Amendment to Administrative Services Agreement dated April 30, 2018 (Incorporated by reference to Exhibit h-17 of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A)

h-19

Eighth Amendment to Administrative Services Agreement dated November 28, 2020 (Incorporated by reference to Exhibit h-19 of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

i-1	Opinion of Bingham Dana LLP counsel for Registrant (Incorporated by reference to Exhibit i of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A)

i-2

Opinion of Morgan Lewis & Bockius LLP with regard to Green Century MSCI International Index Fund (Incorporated by reference to Exhibit i-2 of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A

j.	Consent of Independent Registered Public Accounting Firm

k.	None.

l.	Investment representation letters of initial shareholder. (Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A)

m.

Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). (Incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A)

n	The Green Century Funds Rule 18f-3 Plan (Incorporated by reference to Exhibit n of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A)

p-1	Amended and Restated Code of Ethics for Green Century Funds.

p-2	Amended and Restated Code of Ethics for Green Century Capital Management, Inc.

p-3	Code of Ethics for Trillium Asset Management, LLC (Incorporated by reference to Exhibit p-2 of Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A)

p-4	Amended and Restated Code of Ethics of UMB Distribution Services, LLC

p-5	Code of Ethics for Northern Trust Investments, Inc.

q-1	Powers of Attorney with respect to The Green Century Funds (Jonathan Darnell, Daniel S. Kern, Sanford Pooler, James H. Starr, Thomas Subak, Wendy Wendlandt, Douglas Phelps, Mary Raftery)

Item 29.	Persons Controlled by or Under Common Control with the Trust.

Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification.

Reference is made to Article V of the Trust’s Amended and Restated Declaration of Trust, filed as Exhibit a-1 to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust’s Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement, the Trust shall indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Affiliates”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any counsel fees incurred in connection therewith) which Distributor or Distributor Affiliates may incur, arising out of or based upon any breach by the Trust of any representation, warranty or covenant in the Distribution Agreement, or any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, as from time to time amended or supplemented, or an annual or interim report to shareholders, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and/or Distributor Affiliates shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, prospectus, or annual or interim report in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor for the purpose of, and used in, the preparation thereof; and provided further that the Trust’s agreement to indemnify Distributor and/or Distributor Affiliates shall not be deemed to cover any liability to the Trust or its shareholders to which Distributor would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under the Distribution Agreement. The Trust’s agreement to indemnify the Distributor and/or Distributor Affiliates, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against Distributor, or the Distributor Affiliates, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, such notification to be given by letter or by telegram addressed to the Trust’s President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the this indemnity agreement.

Item 31.	Business and Other Connections of Investment Adviser and Investment Subadviser.

Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on September 26, 2023 the Form ADV (File No. 801-17958) of Trillium Asset Management last filed with the SEC on March 30, 2023 and the Form ADV (File No. 801-33358) of Northern Trust Investments, Incorporated last filed with the SEC on April 5, 2023. The information required by Item 31 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.

Item 32.	Principal Underwriters.

(a) UMB Distribution Services, LLC currently serves as distributor of the shares of: Agility Multi-Asset Income Fund, AOG Institutional Fund, ARCA U.S. Treasury Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Aspiriant Trust, BCM Focus Funds, E-Valuator Funds Trust, Felicitas Private Markets Fund, Flowstone Opportunity Fund, FPA Funds Trust, Green

Century Funds, Hamilton Lane Private Assets Fund, Keystone Private Income Fund, Monachil Credit Income Fund, Pender Real Estate Credit Fund, Redwood Real Estate Income Fund, Smead Funds Trust, StepStone Private Infrastructure Fund, StepStone Private Markets Fund, StepStone Private Venture and Growth Fund, The Marsico Investment Fund and Thirdline Real Estate Income Fund.

(b) To the best of Registrant’s knowledge, the officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:

Name and Principal Business Address	Positions and Offices with UMB Distribution Services, LLC.	Positions and Offices with Registrant
Scott Schulenburg 235 West Galena Street Milwaukee, WI 53212	President	None

Gordon Taylor 235 West Galena Street Milwaukee, WI 53212	Chief Compliance Officer	None

Christopher Mantoan 235 West Galena Street Milwaukee, WI 53212	Treasurer	None

Jason Bartel 235 West Galena Street Milwaukee, WI 53212	Assistant Secretary	None

Mackenzie Johnson 235 West Galena Street Milwaukee, WI 53212	Assistant Secretary	None

Item 33.	Location of Accounts and Records.

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant’s business office, except (1) records held and maintained by Access Corporation relating to its function as third party records storage provider at the following locations: 249 North Street, Danvers, MA 01923; (2) records held and maintained by UMB Bank, n.a., 928 Grand Blvd, Kansas City, MO 64106, relating to its function as custodian; (3) records held and maintained by UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin, 53212, relating to its function as sub-administrator; (4) records held and maintained by UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212, relating to its role as distributor; and (5) records held and maintained by Atlantic Shareholder Services, LLC (Apex), Three Canal Plaza, Portland, ME 04101, relating to its function as transfer agent (6) records held and maintained by Red Oak Compliance Solutions, 1320 Arrow Point Drive, Suite 411, Cedar Park, Texas 78613 related to FINRA submissions and filings.

Item 34.	Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings.

(a)

The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 21st day of November, 2023

GREEN CENTURY FUNDS

By:	/s/ Matthew Dunlap
Matthew Dunlap Treasurer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 21, 2023.

Signature	Title

/s/ James H. Starr* James H. Starr	Independent Chairperson and Trustee

/s/ Matthew Dunlap Matthew Dunlap	Treasurer

/s/ Jonathan Darnell* Jonathan Darnell	Trustee

/s/ Daniel Kern* Daniel Kern	Trustee

/s/ Sanford Pooler* Sanford Pooler	Trustee

/s/ Mary Raftery* Mary Raftery	Trustee

/s/ Thomas Subak* Thomas Subak	Trustee

/s/ Douglas H. Phelps* Douglas H. Phelps	Trustee

/s/ Wendy Wendlandt* Wendy Wendlandt	Trustee

*By:	/s/ Matthew Dunlap
Matthew Dunlap Attorney-in-fact

*	Pursuant to Powers of Attorney, filed as Exhibit q-1 to the Registrant’s Registration Statement and incorporated herein by reference.